Filed with the U.S. Securities and Exchange Commission on January 23, 2015

1933 Act Registration File No. 333-17391
1940 Act File No. 811-07959

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. ____	☐
Post-Effective Amendment No. 630	☒
And
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 632	☒
(Check appropriate box or boxes.)

ADVISORS SERIES TRUST
 (Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices) (Zip Code)
(Registrant’s Telephone Numbers, Including Area Code) (414) 765-6609

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)
Copies to:

Domenick Pugliese, Esq.
Paul Hastings LLP
75 East 55th Street
New York, New York 10022

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on January 28, 2015 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on __________ pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on __________ pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note:  This Post-Effective Amendment No. 630 to the Registration Statement of Advisors Series Trust (the “Trust”) is being filed for the purpose of adding the audited financial statements and certain related financial information for the fiscal year ended September 30, 2014, for the Trust’s series: Poplar Forest Partners Fund, and making other permissible changes pursuant to Rule 485(b) for the Trust’s series:  Poplar Forest Partners Fund, Poplar Forest Outliers Fund and Poplar Forest Cornerstone Fund.

Poplar Forest Partners Fund
Class A	PFPFX
Institutional Class	IPFPX

Poplar Forest Outliers Fund
Class A	PFOFX
Institutional Class	IPFOX

Poplar Forest Cornerstone Fund
Class A	PFCFX
Institutional Class	IPFCX

Each Fund is a series of Advisors Series Trust (the “Trust”).

www.poplarforestfunds.com

Prospectus
January 28, 2015

The Poplar Forest Partners Fund seeks long-term growth of capital.  The Fund pursues this objective by investing primarily in equity securities of underappreciated large- and medium-sized companies and industries.

The Poplar Forest Outliers Fund seeks long-term growth of capital.  The Fund pursues this objective by investing primarily in the common stocks of underappreciated medium- and small-sized companies and industries.

The Poplar Forest Cornerstone Fund seeks to achieve current income and long-term growth of capital.  The Fund pursues this objective by building a balanced portfolio of debt and equity securities that aims to generate returns that exceed the consumer price index by 3% per year while preserving capital.

The Funds’ investment adviser is Poplar Forest Capital, LLC.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Table of Contents - Prospectus

SUMMARY SECTION

Poplar Forest Partners Fund

Investment Objective
The Poplar Forest Partners Fund (the “Partners Fund”) seeks to achieve long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Class A shares and Institutional Class shares of the Partners Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund’s Class A shares.  More information about these and other discounts is available from your financial professional and in the “More About Class A Shares” section on page 36 of the Fund’s statutory Prospectus and the “Breakpoints/Volume Discounts and Sales Charge Waivers” section on page 31 of the Fund’s Statement of Additional Information (“SAI”).
	Class A	Institutional Class
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.92%	0.92%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.00%
Other Expenses	0.23%	0.23%
Total Annual Fund Operating Expenses(1)	1.40%	1.15%
Less: Fee Waiver(2)	-0.14%	-0.14%
Net Annual Fund Operating Expenses	1.26%	1.01%
(1)
Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets Before Fee Waiver in the Financial Highlights section of the statutory prospectus, which reflects the actual operating expenses of the Fund and does not include 0.01% that is attributed to acquired fund fees and expenses (“AFFE”).

(2)
Poplar Forest Capital, LLC (the “Adviser’) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding AFFE, interest, taxes and extraordinary expenses) in order to limit the Net Annual Fund Operating Expenses to 1.25% and 1.00% of average daily net assets of the Fund’s Class A shares and Institutional Class shares, respectively (the “Expense Caps”).  The Expense Caps will remain in effect through at least January 27, 2016, and may be terminated only by the Trust’s Board of Trustees (the “Board”).  The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Caps.

Example. This Example is intended to help you compare the cost of investing in the Partners Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps only in the first year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$622	$908	$1,215	$2,084
Institutional Class shares	$103	$351	$619	$1,385

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Portfolio Turnover.  The Partners Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 23.10% of the average value of its portfolio.

Principal Investment Strategy
The Partners Fund seeks to deliver superior, risk-adjusted returns over full market cycles, by investing primarily in the common stocks of underappreciated companies and industries.  A full market cycle is deemed to be a multi-year period including a period of material increase in the U.S. stock market (a “bull market”) and a period of material decline in the U.S. stock market (a “bear market”).  The Fund will generally focus on 25 to 35 companies (i) with an investment grade debt rating, (ii) with a history of paying common stock dividends, and (iii) with a market capitalization among the top 1,000 companies in the United States.

The Partners Fund is managed using a long-term approach to security selection.  Investments will generally be made with an intended investment horizon of three years, although individual investments may be held for shorter or longer time periods.

The Adviser evaluates investment opportunities using bottom up, fundamental analysis, paying particular attention to the following factors:

1.	expected future profits;
2.	expected sustainable revenue and/or asset growth;
3.	expected cash investment needed to support expected growth;
4.	normalized free cash flow after considering Items 1 through 3 above; and
5.	valuation relative to normalized earnings and free cash flow after giving consideration to growth potential and financial strength.

The Partners Fund may also invest up to 25% of its net assets in government and corporate debt securities of any maturity.  Of this 25%, no more than 10% of the Fund’s net assets will be invested in investment grade corporate debt and no more than 5% of the Fund’s net assets will be invested in non-investment grade (i.e., “junk” bonds) corporate debt.  The Fund also may invest up to 20% of its net assets in foreign equity securities. Additionally, up to 15% of the Fund’s net assets may be invested in a combination of convertible securities, options on stocks, warrants and rights and other investment companies.

The Partners Fund may invest up to 50% of its net assets in cash, cash-equivalents and high-quality, short-term debt securities and money market instruments for temporary defensive purposes.

The decision to sell securities is driven by the Adviser’s evaluation of prospective total returns relative to the perceived risk of the security in question.  A security may be sold when its estimated future return is low in an absolute sense or in order to fund the purchase of a new investment which offers a better risk/reward profile.  The Fund is managed in a tax sensitive manner and securities may be sold to generate tax losses in order to minimize realized taxable gains.

Principal Investment Risks
Losing all or a portion of your investment is a risk of investing in the Partners Fund.  The following additional risks could affect the value of your investment:

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•	Management Risk – If the Adviser’s investment strategies do not produce the expected results, the value of the Partners Fund could decrease.

•	Market Risk – If the stock market as a whole, or the value of an individual company, goes down, the result could be a decrease in the value of the Partners Fund.

•
Value-Style Investing Risk – Value stocks can perform differently from the market as a whole and from other types of stocks.  Value stocks may be purchased based upon the belief that a given security may be out of favor; that belief may be misplaced or the security may stay out of favor for an extended period of time.

•	Debt Securities Risk – The following risks are associated with the Partners Fund’s investment in debt securities.

o
Prepayment and Extension Risk.  The risk that the securities may be paid off earlier or later than expected.  Either situation could cause securities to pay lower-than-market rates of interest, which could hurt the Fund’s yield or share price.

o
Interest Rate Risk.  The risk that fixed income securities will decline in value because of changes in interest rates.  It is likely there will be less governmental action in the near future to maintain low interest rates.  The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

o
Credit Risk.  The risk of loss on an investment due to the deterioration of an issuer’s financial strength.  Such a deterioration of financial strength may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations, including making timely payment of interest and principal.

o
High-Yield Securities Risk.  Debt securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors due to the speculative nature of these securities, such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.

•
Medium-Sized Companies Risk – Investing in securities of medium-sized companies may involve greater risk than investing in larger, more established companies because they can be subject to greater share price volatility than larger, more established companies.

•
Foreign Securities Risk – Foreign securities can be more volatile than domestic (U.S.) securities.  Securities markets of other countries are generally smaller than U.S. securities markets.  Many foreign securities may also be less liquid than U.S. securities, which could affect the Fund’s investments.

•
Convertible Securities Risk – Convertible securities are subject to the risks of both debt securities and equity securities.  The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

•
Options Risk – Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities.  Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks.

The Partners Fund may be appropriate for investors who:

•	are pursuing long-term growth of capital;
•	want to add an investment with appreciation potential to diversify their investment portfolio; and
•	can accept the greater risks of investing in a portfolio with significant common stock holdings.

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Performance
The following information provides some indication of the risks of investing in the Partners Fund. The bar chart shows the Fund’s Institutional Class shares’ annual return from year to year.  The table shows how the Fund’s average annual returns for the 1-year, 5-year and since inception periods compare with those of a broad measure of market performance.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling the Fund toll-free at 1-877-522-8860.

Calendar Year Returns as of December 31 – Institutional Class

During the period of time shown in the bar chart, the highest return for a calendar quarter was 16.42% (quarter ended March 31, 2013) and the lowest return for a calendar quarter was -20.25% (quarter ended September 30, 2011).

Average Annual Total Returns (for the periods ended December 31, 2014)	1 Year	5 Years	Since Inception (12/31/2009)
Institutional Class
Return Before Taxes	10.18%	15.67%	15.67%
Return After Taxes on Distributions	8.40%	14.90%	14.90%
Return After Taxes on Distributions and Sale of Fund Shares	7.11%	12.62%	12.62%
Class A
Return Before Taxes	4.40%	14.20%	14.20%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	13.69%	15.45%	15.45%

The after-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).  After-tax returns are shown only for the Institutional Class; after-tax returns for Class A will vary to the extent it has different expenses.

Management
Investment Adviser.  Poplar Forest Capital, LLC is the Fund’s investment adviser.

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Portfolio Manager.  J. Dale Harvey (CEO and Chief Investment Officer) is the portfolio manager responsible for the day-to-day management of the Partners Fund and has managed the Fund since its inception in December 2009.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Poplar Forest Partners Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by telephone at 1-877-522-8860, or through a financial intermediary.  You may also purchase or redeem Fund shares by wire transfer.  Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the intermediary directly.  The minimum initial and subsequent investment amounts are shown below.

Types of Accounts	To Open Your Account	To Add to Your Account
Class A
Regular Accounts	$25,000	$1,000
IRAs (Traditional, Roth, SEP, and SIMPLE IRAs)	$5,000	$1,000

Institutional Class
Regular Accounts	$1,000,000	$1,000

Tax Information
The Partners Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Partners Fund through a broker-dealer or other financial intermediary, the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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SUMMARY SECTION

Poplar Forest Outliers Fund

Investment Objective
The Poplar Forest Outliers Fund (the “Outliers Fund”) seeks to achieve long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Outliers Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund’s Class A shares.  More information about these and other discounts is available from your financial professional and in the “More About Class A Shares” section on page 36 of the Fund’s statutory Prospectus and the “Breakpoints/Volume Discounts and Sales Charge Waivers” section on page 31 of the Fund’s Statement of Additional Information (“SAI”).

	Class A	Institutional Class
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.00%
Other Expenses(1)	1.30%	1.30%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%
Total Annual Fund Operating Expenses	2.56%	2.31%
Less: Fee Waiver(2)	-1.20%	-1.20%
Net Annual Fund Operating Expenses	1.36%	1.11%
(1)	Other expenses and acquired fund fees and expenses (“AFFE”) are based on estimated amounts for the current fiscal year.
(2)
Poplar Forest Capital, LLC (the “Adviser’) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding AFFE, interest, taxes and extraordinary expenses) in order to limit the Net Annual Fund Operating Expenses to 1.35% and 1.10% of average daily net assets of the Fund’s Class A shares and Institutional Class shares, respectively (the “Expense Caps”).  The Expense Caps will remain in effect through at least January 27, 2016, and may be terminated only by the Trust’s Board of Trustees (the “Board”).  The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Caps.

Example. This Example is intended to help you compare the cost of investing in the Outliers Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps only in the first year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A	$632	$1,148
Institutional Class	$113	$606

Portfolio Turnover.  The Outliers Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Outliers Fund’s performance.  As the Outliers Fund is new, it does not have any portfolio turnover as of the date of this Prospectus.

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Principal Investment Strategy
The Outliers Fund seeks to deliver superior, risk-adjusted returns over full market cycles, by investing primarily in the common stocks of underappreciated companies and industries.  A full market cycle is deemed to be a multi-year period including a period of material increase in the U.S. stock market (a “bull market”) and a period of material decline in the U.S. stock market (a “bear market”).  The Fund emphasizes investments in medium-sized companies (“mid-caps”) that may offer shareholders greater growth prospects than larger businesses without the heightened operational risks of small companies.   The Adviser defines “mid-caps” as those companies within the capitalization range of the Russell Midcap® Index (which consists of companies with capitalizations from approximately $2.2 billion to approximately $27.1 billion as of May 31, 2014, the date of the last reconstitution of the Russell Midcap® Index) at the time of purchase.

The Fund will generally invest in 25 to 35 companies with (i) at least 50% invested in companies with market values below $25 billion, (ii) at least 50% invested in companies returning capital to shareholders through dividends or stock repurchases, and (iii) no more than 20% invested in companies with market values below $1 billion.

The Outliers Fund is managed using a long-term approach to security selection.  Investments will generally be made with an intended investment horizon of three years, although individual investments may be held for shorter or longer time periods.

The Adviser evaluates investment opportunities using bottom up, fundamental analysis, paying particular attention to a company’s:

1.	expected future profits;
2.	expected sustainable revenue and/or asset growth;
3.	expected cash investment needed to support expected growth;
4.	normalized free cash flow after considering Items 1 through 3 above; and
5.	valuation relative to normalized earnings and free cash flow after giving consideration to growth potential and financial strength.

The Outliers Fund may also invest up to 25% of its net assets in government and corporate debt securities of any maturity.  Within this 25%, no more than 10% of the Fund’s net assets will be invested in investment grade corporate debt and no more than 5% of the Fund’s net assets will be invested in non-investment grade (i.e., “junk” bonds) corporate debt.  The Fund may invest up to 20% of its net assets in foreign securities and emerging markets and up to 20% of its net assets in convertible securities.  The Fund may also invest in options.

The Outliers Fund may invest up to 50% of its net assets in cash, cash-equivalents and high-quality, short-term debt securities and money market instruments for temporary defensive purposes.

The decision to sell securities is driven by the Adviser’s evaluation of prospective total returns relative to the perceived risk of the security in question.  A security may be sold when its estimated future return is low in an absolute sense or in order to fund the purchase of a new investment which offers a better risk/reward profile.  The Outliers Fund is managed in a tax sensitive manner and securities may be sold to generate tax losses in order to minimize realized taxable gains.

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7

Principal Investment Risks
Losing a portion of your investment is a risk of investing in the Outliers Fund.  The following additional risks could affect the value of your investment:

•	Management Risk – If the Adviser’s investment strategies do not produce the expected results, the value of the Outliers Fund could decrease.

•	Market Risk – If the stock market as a whole, or the value of an individual company, goes down, the result could be a decrease in the value of the Outliers Fund.

•
Value-Style Investing Risk – Value stocks can perform differently from the market as a whole and from other types of stocks.  Value stocks may be purchased based upon the belief that a given security may be out of favor; that belief may be misplaced or the security may stay out of favor for an extended period of time.

•	Debt Securities Risk – The following risks are associated with the Fund’s investment in debt securities.

o
Prepayment and Extension Risk.  The risk that the securities may be paid off earlier or later than expected.  Either situation could cause securities to pay lower-than-market rates of interest, which could hurt the Fund’s yield or share price.

o
Interest Rate Risk.  The risk that fixed income securities will decline in value because of changes in interest rates.    It is likely there will be less governmental action in the near future to maintain low interest rates.  The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

o
Credit Risk.  The risk of loss on an investment due to the deterioration of an issuer’s financial strength.  Such a deterioration of financial strength may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations, including making timely payment of interest and principal.

o
High-Yield Securities Risk.  Debt securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors due to the speculative nature of these securities, such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.

•
Small- and Medium-Sized Companies Risk – Investing in securities of small- and medium-sized companies may involve greater risk than investing in larger, more established companies because small and medium capitalization companies can be subject to greater share price volatility than larger, more established companies.

•
Foreign and Emerging Market Securities Risk – The risks of investing in the securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.  These risks are greater in emerging markets.

•
Convertible Securities Risk – Convertible securities are subject to the risks of both debt securities and equity securities.  The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

•
Options Risk – Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities.  Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks.

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•	New Fund Risk – The Outliers Fund is new with no operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size.

The Outliers Fund may be appropriate for investors who:

•	are pursuing long-term growth of capital;
•	want to add an investment with appreciation potential to diversify their investment portfolio; and
•	can accept the greater risks of investing in a portfolio with significant common stock holdings.

Performance
Simultaneous with the commencement of the Fund’s investment operations on December 31, 2014, the Poplar Forest Outliers Fund, L.P., a limited partnership managed by the Adviser (the “Predecessor Partnership”) converted into the Institutional Class of the Fund by contributing all of its assets to the Fund in exchange for Institutional Class shares of the Fund.  The Predecessor Partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund and at the time of the conversion of the Predecessor Partnership was managed by the same portfolio manager as the Fund.  The Fund’s performance for periods before December 31, 2014 is that of the Predecessor Partnership and includes the expenses of the Predecessor Partnership.  The performance includes gains or losses plus income and the reinvestment of all dividends and interest.  All returns reflect the deduction of all actual fees and expenses, paid by the Predecessor Partnership, without provision for state or local taxes.   If the Predecessor Partnership’s performance was adjusted to reflect the projected first year expenses of the Fund, the performance for all periods would have been lower than that shown.

The performance returns of the Predecessor Partnership are unaudited and are calculated by the Adviser on a total return basis.  The Predecessor Partnership was not registered under the Investment Company Act of 1940, as amended (the “1940  Act”),  and  was  not  subject  to  certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.  On a going forward basis after December 31, 2014, the Fund’s performance will be calculated using the standard formula set forth in rules promulgated by the SEC, which differs in certain respects from the methods used to compute total return for the Predecessor Partnership.  Please refer to the Financial Statements section of the Fund’s SAI to review additional information regarding the Predecessor Partnership.

The following information provides some indication of the risks of investing in the Fund.  The bar chart shows the Fund’s Institutional Class shares’ annual return from year to year.  The table shows how the Fund’s average annual returns for one year and since inception compare with those of a broad measure of market performance.  Performance for periods prior to December 31, 2014 is that of the Predecessor Partnership as described above.  The Fund’s past performance, before and after taxes, as well as the performance of the Predecessor Partnership, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.poplarforestfunds.com or by contacting the Poplar Forest Outliers Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, at 1-877-522-8860.

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Calendar Year Total Returns as of December 31,*

During the period of time shown in the bar chart, the highest return for a calendar quarter was 17.64% (quarter ended March 31, 2012) and the lowest return for a calendar quarter was -2.89% (quarter ended June 30, 2012).

Average Annual Total Returns
(For the periods ended December 31, 2014)
Poplar Forest Outliers Fund*	1 Year	Since Inception (12/31/2011)
Return Before Taxes	14.52%	25.18%
Return After Taxes on Distributions	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares	N/A	N/A
Russell Midcap® Index (reflects no deduction for fees, expenses, or taxes)	13.22%	21.40%
* The returns shown are those of the Predecessor Partnership.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  Prior to December 31, 2014, the Fund was an unregistered partnership that did not qualify as a regulated investment company for federal income tax purposes and did not pay dividends and distributions.  As a result of the different tax treatment, the Fund is unable to show after-tax returns for periods prior to December 31, 2014.

Management
Investment Adviser.  Poplar Forest Capital, LLC, is the Outliers Fund’s investment adviser.

Portfolio Manager.  Stephen A. Burlingame, Portfolio Manager and Research Analyst, is the portfolio manager responsible for the day-to-day management of the Outliers Fund and has managed the Outliers Fund and the Predecessor Partnership since its inception.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Outliers Fund shares on any business day by written request via mail (Poplar Forest Outliers Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by telephone at 1-877-522-8860, or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer.  Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the intermediary directly.  The minimum initial and subsequent investment amounts are shown below.

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Types of Accounts	To Open Your Account	To Add to Your Account
Class A
Regular Accounts	$25,000	$1,000
IRAs (Traditional, Roth, SEP, and SIMPLE IRAs)	$5,000	$1,000

Institutional Class
Regular Accounts	$1,000,000	$1,000

Tax Information
The Outliers Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Outliers Fund through a broker-dealer or other financial intermediary, the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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SUMMARY SECTION

Poplar Forest Cornerstone Fund

Investment Objective
The Poplar Forest Cornerstone Fund (the “Cornerstone Fund”) seeks to achieve current income and long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Cornerstone Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund’s Class A shares.  More information about these and other discounts is available from your financial professional and in the “More About Class A Shares” section on page 36 of the Fund’s statutory Prospectus and the “Breakpoints/Volume Discounts and Sales Charge Waivers” section on page 31 of the Fund’s Statement of Additional Information (“SAI”).

	Class A	Institutional Class
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.00%
Other Expenses(1)	1.32%	1.32%
Acquired Fund Fees and Expenses(1)	0.02%	0.02%
Total Annual Fund Operating Expenses	2.39%	2.14%
Less: Fee Waiver(2)	-1.22%	-1.22%
Net Annual Fund Operating Expenses	1.17%	0.92%
(1)	Other expenses and acquired fund fees and expenses (“AFFE”) are based on estimated amounts for the current fiscal year.
(2)
Poplar Forest Capital, LLC (the “Adviser’) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding AFFE, interest, taxes and extraordinary expenses) in order to limit the Net Annual Fund Operating Expenses to 1.15% and 0.90% of average daily net assets of the Fund’s Class A shares and Institutional Class shares, respectively (the “Expense Caps”).  The Expense Caps will remain in effect through at least January 27, 2016, and may be terminated only by the Trust’s Board of Trustees (the “Board”).  The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Caps.

Example. This Example is intended to help you compare the cost of investing in the Cornerstone Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Cornerstone Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps only in the first year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A	$613	$1,097
Institutional Class	$94	$552

Portfolio Turnover.  The Cornerstone Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Cornerstone Fund’s performance.  As the Cornerstone Fund is new, it does not have any portfolio turnover as of the date of this Prospectus.

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Principal Investment Strategy
The Cornerstone Fund seeks to deliver superior, risk-adjusted returns over full market cycles, by building a balanced portfolio of debt and equity securities that aims to generate returns that exceed the Consumer Price Index by 3% per year while preserving capital.  A full market cycle is deemed to be a multi-year period including a period of material increase in the U.S. stock market (a “bull market”) and a period of material decline in the U.S. stock market (a “bear market”).  Equity securities in which the Fund may invest include, but are not limited to, common stocks, foreign equity securities, convertible securities, and options on stocks, warrants, rights, and/or other investment companies, including mutual funds and exchange-traded funds (“ETFs”).  Equity securities will generally be selected based on qualitative analysis with individual positions no larger than 4% at time of purchase.  The Fund may invest in medium-sized companies, which the Adviser defines by reference to those companies within the capitalization range of the Russell Midcap® Index (which consists of companies with capitalizations from approximately $2.2 billion to approximately $27.1 billion as of May 31, 2014, the date of the last reconstitution of the Russell Midcap® Index) at the time of purchase.  Dividend paying companies with investment grade credit ratings will be the primary focus of the Fund’s equity investments.  Weightings between equity and fixed income securities will be tactically allocated based on prospective return potential and risk factors although equity exposure will not generally exceed 75% of net assets.  Fixed income securities in which the Fund may invest include, but are not limited to, those of domestic governments, government agencies, inflation-protected securities, asset-backed securities, other investment companies, including mutual funds and ETFs, exchange-traded notes (“ETNs”), convertible securities, floating rate securities, mortgage-backed securities, municipalities and companies across a wide range of industries, and may be of any maturity and duration and include those that are rated below investment grade (i.e., “junk bonds”).

The Cornerstone Fund is managed using a long-term approach to security selection.  Investments will generally be made with an intended investment horizon of three years, although individual investments may be held for shorter or longer time periods.

The Adviser evaluates investment opportunities using bottom-up, fundamental analysis, paying particular attention to a company’s:

1.	expected future profits;
2.	expected sustainable revenue and/or asset growth;
3.	expected cash investment needed to support expected growth;
4.	normalized free cash flow after considering Items 1 through 3 above; and
5.	valuation relative to normalized earnings and free cash flow after giving consideration to growth potential and financial strength.

The Cornerstone Fund may invest up to 50% of its net assets in cash, cash-equivalents and high-quality, short-term debt securities and money market instruments for temporary defensive purposes.

The decision to sell securities is driven by the Adviser’s evaluation of prospective total returns relative to the perceived risk of the security in question.  A security may be sold when its estimated future return is low in an absolute sense or in order to fund the purchase of a new investment which offers a better risk/reward profile.  The Cornerstone Fund is managed in a tax sensitive manner and securities may be sold to generate tax losses in order to minimize realized taxable gains.

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Principal Investment Risks
Losing a portion of your investment is a risk of investing in the Cornerstone Fund.  The following additional risks could affect the value of your investment:

•	Management Risk – If the Adviser’s investment strategies do not produce the expected results, the value of the Cornerstone Fund could decrease.

•	Market Risk – If the stock market as a whole, or the value of an individual company, goes down, the result could be a decrease in the value of the Cornerstone Fund.

•
Value-Style Investing Risk – Value stocks can perform differently from the market as a whole and from other types of stocks.  Value stocks may be purchased based upon the belief that a given security may be out of favor; that belief may be misplaced or the security may stay out of favor for an extended period of time.

•	Fixed Income Securities Risk – The following risks are associated with the Fund’s investment in debt securities.

o
Prepayment and Extension Risk.  The risk that the securities may be paid off earlier or later than expected.  Either situation could cause securities to pay lower-than-market rates of interest, which could hurt the Fund’s yield or share price.

o
Interest Rate Risk.  The risk that fixed income securities will decline in value because of changes in interest rates.    It is likely there will be less governmental action in the near future to maintain low interest rates.  The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

o
Credit Risk.  The risk of loss on an investment due to the deterioration of an issuer’s financial strength.  Such a deterioration of financial strength may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations, including making timely payment of interest and principal.

o
High-Yield Securities Risk.  Debt securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors due to the speculative nature of these securities, such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.

•
Medium-Sized Companies Risk – Investing in securities of medium-sized companies may involve greater risk than investing in larger, more established companies because they can be subject to greater share price volatility than larger, more established companies.

•
Foreign Securities Risk – The risks of investing in the securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.

•
Convertible Securities Risk – Convertible securities are subject to the risks of both debt securities and equity securities.  The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

•
Investment Company Risk – When the Fund invests in an ETF or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees.  The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities the ETF or mutual fund holds.  The Fund also will incur brokerage costs when it purchases ETFs.

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•
Options Risk – Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities.  Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks.

•
Asset-Backed Securities Risk – Asset-Backed securities risk includes Market Risk, Interest Rate Risk, Credit Risk and Prepayment Risk (i.e., borrowers whose loans collateralize the securities held by the Fund may be able to prepay principal due on these loans, which could cause the Fund to reinvest the proceeds at lower yields).

•
Mortgage-Backed Securities Risk – These include Market Risk, Interest Rate Risk, Credit Risk and Prepayment Risk as well as the risk that the structure of certain mortgage-backed securities may make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.  In particular, the recent events related to the U.S. housing market have had a severe negative impact on the value of some mortgage-backed securities and resulted in an increased risk associated with investments in the securities.

•	New Fund Risk – The Cornerstone Fund is new with no operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size.

The Cornerstone Fund may be appropriate for investors who:

•	are interested in protecting their purchasing power by investing in common stocks; but
•	would prefer less volatility than would generally be inherent in an all equity account.

Performance
When the Cornerstone Fund has been in operation for a full calendar year, performance information will be shown here.  Updated performance information will be available on the Cornerstone Fund’s website at www.poplarforestfunds.com or by calling 1-877-522-8860.

Management
Investment Adviser.  Poplar Forest Capital, LLC, is the Cornerstone Fund’s investment adviser.

Portfolio Managers.  J. Dale Harvey (CEO and Chief Investment Officer) and Derek Derman (Co-Portfolio Manager and Research Analyst) are the portfolio managers responsible for the day-day management of the Cornerstone Fund and have managed the Cornerstone Fund since its inception in December 2014.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Cornerstone Fund shares on any business day by written request via mail (Poplar Forest Cornerstone Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by telephone at 1-877-522-8860, or through a financial intermediary.  You may also purchase or redeem Fund shares by wire transfer.  Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the intermediary directly.  The minimum initial and subsequent investment amounts are shown below.

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Types of Accounts	To Open Your Account	To Add to Your Account
Class A
Regular Accounts	$25,000	$1,000
IRAs (Traditional, Roth, SEP, and SIMPLE IRAs)	$5,000	$1,000

Institutional Class
Regular Accounts	$1,000,000	$1,000

Tax Information
The Cornerstone Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Cornerstone Fund through a broker-dealer or other financial intermediary, the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Principal Investment Strategies of the Partners Fund
The Partners Fund seeks to deliver superior, risk-adjusted returns, over full market cycles by investing primarily in the common stocks of underappreciated companies and industries.  A full market cycle is deemed to be a multi-year period including a period of material increase in the U.S. stock market (a “bull market”) and a period of material decline in the U.S. stock market (a “bear market”).  The Fund will generally focus on 25 to 35 companies (i) with an investment grade debt rating, (ii) with a history of paying common stock dividends, and (iii) with a market capitalization among the top 1,000 companies in the United States.  Under normal market conditions, the Fund will generally invest 75% of its total assets in common stocks.

The Partners Fund is managed using a long-term approach to security selection.  Investments will generally be made with an intended investment horizon of three years, although individual investments may be held for shorter or longer time periods.

The Adviser evaluates investment opportunities using bottom up, fundamental analysis, paying particular attention to the following factors:

1.	expected future profits;
2.	expected sustainable revenue and/or asset growth;
3.	expected cash investment needed to support expected growth;
4.	normalized free cash flow after considering Items 1 through 3 above; and
5.	valuation relative to normalized earnings and free cash flow after giving consideration to growth potential and financial strength.

Up to 25% of the Partners Fund’s net assets may be invested in a combination of the following investments:

1.	government debt of any maturity; and
2.	corporate debt of any maturity.

Of this 25%, no more than 10% of the Partners Fund’s net assets will be invested in investment grade corporate debt and no more than 5% of the Fund’s net assets will be invested in non-investment grade (i.e., “junk” bonds) corporate debt.

The Partners Fund also may invest up to 20% of its net assets in foreign equity securities.

Additionally, up to 15% of the Partners Fund’s net assets may be invested in a combination of investments, including:

1.	convertible securities;
2.	options on stocks/warrants/rights; and/or
3.	other investment companies.

The decision to sell securities is driven by the Adviser’s evaluation of prospective total returns relative to the perceived risk of the security in question.  A security may be sold when its estimated future return is low in an absolute sense or in order to fund the purchase of a new investment which offers a better risk/reward profile.  The Fund is managed in a tax sensitive manner and securities may be sold to generate tax losses in order to minimize realized taxable gains.

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Principal Investment Strategies of the Outliers Fund
The Outliers Fund seeks to deliver superior, risk-adjusted returns over full market cycles, by investing primarily in the common stocks of underappreciated companies and industries.  A full market cycle is deemed to be a multi-year period including a period of material increase in the U.S. stock market (a “bull market”) and a period of material decline in the U.S. stock market (a “bear market”).  The Fund emphasizes investments in medium-sized companies (“mid-caps”) that may offer shareholders greater growth prospects than larger businesses without the heightened operational risks of small companies. The Adviser defines “mid-caps” as those companies within the capitalization range of the Russell Midcap® Index (which consists of companies with capitalizations from approximately $2.2 billion to approximately $27.1 billion as of May 31, 2014, the date of the last reconstitution of the Russell Midcap® Index) at the time of purchase.

The Outliers Fund will generally invest in 25 to 35 companies with (i) at least 50% invested in companies with market values below $25 billion, (ii) at least 50% invested in companies returning capital to shareholders through dividends or stock repurchases, and (iii) no more than 20% invested in companies with market values below $1 billion.

The Outliers Fund is managed using a long-term approach to security selection.  Investments will generally be made with an intended investment horizon of three years, although individual investments may be held for shorter or longer time periods.

The Adviser evaluates investment opportunities using bottom up, fundamental analysis, paying particular attention to a company’s:

1.	expected future profits;
2.	expected sustainable revenue and/or asset growth;
3.	expected cash investment needed to support expected growth;
4.	normalized free cash flow after considering Items 1 through 3 above; and
5.	valuation relative to normalized earnings and free cash flow after giving consideration to growth potential and financial strength.

The Outliers Fund may also invest up to 25% of its net assets in government and corporate debt securities of any maturity.  Of this 25%, no more than 10% of the Fund’s net assets will be invested in investment grade corporate debt and no more than 5% of the Fund’s net assets will be invested in non-investment grade (i.e., “junk” bonds) corporate debt.  The Fund may invest up to 20% of its net assets in foreign securities and emerging markets and up to 20% of its net assets in convertible securities.  The Fund may also invest in options.

The decision to sell securities is driven by the Adviser’s evaluation of prospective total returns relative to the perceived risk of the security in question.  A security may be sold when its estimated future return is low in an absolute sense or in order to fund the purchase of a new investment which offers a better risk/reward profile.  The Outliers Fund is managed in a tax sensitive manner and securities may be sold to generate tax losses in order to minimize realized taxable gains.

Principal Investment Strategies of the Cornerstone Fund
The Cornerstone Fund seeks to deliver superior, risk-adjusted returns over full market cycles, by building a balanced portfolio of debt and equity securities that aims to generate returns that exceed the Consumer Price Index by 3% per year while preserving capital.  A full market cycle is deemed to be a multi-year period including a period of material increase in the U.S. stock market (a “bull market”) and a period of material decline in the U.S. stock market (a “bear market”).  Equity securities in which the Fund may invest include, but are not limited to, common stocks, foreign equity securities, convertible securities, and options on stocks, warrants, rights, and/or other investment companies, including mutual funds and ETFs.  Equity securities will generally be selected based on qualitative analysis with individual positions no larger than 4% at time of purchase.  The Fund may invest in medium-sized companies, which the Adviser defines by reference to those companies within the capitalization range of the Russell Midcap® Index (which consists of companies with capitalizations from approximately $2.2 billion to approximately $27.1 billion as of May 31, 2014, the date of the last reconstitution of the Russell Midcap® Index) at the time of purchase.  Dividend paying companies with investment grade credit ratings will be the primary focus of the Fund’s equity investments.  Weightings between equity and fixed income securities will be tactically allocated based on prospective return potential and risk factors although equity exposure will not generally exceed 75% of net assets.  Fixed income securities in which the Fund may invest include, but are not limited to, those of domestic governments, government agencies, inflation-protected securities, asset-backed securities, other investment companies, including mutual funds and ETFs, ETNs, convertible securities, floating rate securities, mortgage-backed securities, municipalities and companies across a wide range of industries, and may be of any maturity and duration and include those that are rated below investment grade (i.e., “junk bonds”).

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The Cornerstone Fund is managed using a long-term approach to security selection.  Investments will generally be made with an intended investment horizon of three years, although individual investments may be held for shorter or longer time periods.

The Adviser evaluates investment opportunities using bottom-up, fundamental analysis, paying particular attention to a company’s:

1.	expected future profits;
2.	expected sustainable revenue and/or asset growth;
3.	expected cash investment needed to support expected growth;
4.	normalized free cash flow after considering Items 1 through 3 above; and
5.	valuation relative to normalized earnings and free cash flow after giving consideration to growth potential and financial strength.

The decision to sell securities is driven by the Adviser’s evaluation of prospective total returns relative to the perceived risk of the security in question.  A security may be sold when its estimated future return is low in an absolute sense or in order to fund the purchase of a new investment which offers a better risk/reward profile.  The Cornerstone Fund is managed in a tax sensitive manner and securities may be sold to generate tax losses in order to minimize realized taxable gains.

Cash or Temporary Investments Applicable to All Funds
Under normal circumstances, cash and cash equivalent securities will typically comprise no more than 25% of each Fund’s net assets.  However, each Fund may invest up to 50% of its net assets in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic, political or other conditions.  This may result in a Fund not achieving its investment objectives and a Fund’s performance may be negatively affected as a result.

To the extent that the Funds use money market funds or ETFs for their cash positions, there will be some duplication of expenses because each Fund would bear its pro rata portion of such money market funds' or ETFs' management fees and operational expenses.

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Principal Risks Applicable to All Funds
The principal risks of investing in the Funds that may adversely affect the Funds’ net asset value (“NAV”) or total return were previously summarized and are discussed in more detail below.  There can be no assurance that a Fund will achieve its investment objective.

Management Risk.  The skill of the Adviser will play a significant role in the Funds’ ability to achieve its investment objective.  The Funds’ ability to achieve its investment objective depends on the Adviser’s ability to select stocks, particularly in volatile stock markets.  The Adviser could be incorrect in its analysis of industries, companies and the relative attractiveness of growth and value stocks and other matters.  In addition, the Funds’ ability to achieve its investment objective depends on the ability of the Adviser to correctly identify economic trends, especially with regard to accurately forecasting inflationary and deflationary periods.

Market Risk.  The Funds are designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock and other equity securities holdings. Equity securities tend to be more volatile than other investment choices such as bonds and money market instruments.  The value of the Funds’ shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Funds, and you could lose money.

Value-Style Investing Risk. Value stocks can perform differently from the market as a whole and from other types of stocks.  Value stocks may be purchased based upon the belief that a given security may be out of favor.  Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed.  While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn.  Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation.  Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.

Debt/Fixed Income Securities Risk.  The following risks are associated with the Fund’s investment in debt securities.

•
Prepayment and Extension Risk.  When interest rates fall, an issuer may redeem a security with call features by repaying it early, and a Fund may have to invest the proceeds in securities with lower yields.  When interest rates rise, certain obligations will be paid off by the issuer more slowly than anticipated, causing the value of these obligations to fall.  Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.  As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

•
Interest Rate Risk.  Bond prices generally rise when interest rates decline and decline when interest rates rise.  The longer the duration of a bond, the more a change in interest rates affects the bond’s price.  Short-term and long-term interest rates may not move the same amount and may not move in the same direction.  It is likely there will be less governmental action in the near future to maintain low interest rates, or that governmental actions will be less effective in maintaining low interest rates.  The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant, including falling market values and reduced liquidity.  Substantial redemptions from bond and other income funds may worsen that impact.  Other types of securities also may be adversely affected from an increase in interest rates.

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•
Credit Risk.  Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due.  Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

•
High-Yield Securities Risk.  High yield securities (commonly known as “junk bonds) generally pay higher yields (greater income) than investment in higher quality securities; however, high yield securities and junk bonds may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities, and are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments.  The value of these securities often fluctuates in response to company, political or economic developments and declines significantly over short periods of time or during periods of general economic difficulty.  An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the ability of certain of the underlying funds to sell these securities (liquidity risk).  These securities can also be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price.  If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment.

Convertible Securities Risk.  Convertible securities are debt securities that may be converted at either a stated price or stated rate into shares of common or preferred stock, and so are subject to the risks of investments in both debt securities and equity securities.  Due to the conversion feature, convertible debt securities generally yield less than non-convertible securities of similar credit quality and maturity.  The values of convertible securities tend to decline as interest rates rise.  In addition, because of the conversion feature, the market values of convertible securities tend to vary with fluctuations in the market values of the underlying preferred and common stocks.  The Funds’ investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into stock at a specified date and conversion ratio, or that are convertible at the option of the issuer.  When conversion is not at the option of the holder, a Fund may be required to convert the security into the underlying stock even at times when the value of the underlying common stock has declined substantially or it would otherwise be disadvantageous to do so.

Options Risk.  Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities.  Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks.  The successful use of options depends in part on the ability of the Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets.  By writing put options on equity securities, the Funds give up the opportunity to benefit from potential increases in the value of the common stocks above the strike prices of the written put options, but continue to bear the risk of declines in the value of its common stock portfolio.  A Fund will receive a premium from writing a covered call option that it retains whether or not the option is exercised.  The premium received from the written options may not be sufficient to offset any losses sustained from the volatility of the underlying equity securities over time.

Principal Risks of the Outliers Fund and Cornerstone Fund
New Fund Risk.  The Outliers Fund and Cornerstone Fund are new with no operating history.  There can be no assurance that the Funds will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Funds.  The Board can liquidate the Funds without shareholder vote and, while shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

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Principal Risks of the Partners Fund and Cornerstone Fund
Medium-Sized Companies Risk.  Investing in securities of medium-sized companies may involve greater price fluctuation than investing in larger and more established companies because the securities of many medium-sized companies are often traded in the over-the-counter markets or have fewer shares outstanding, potentially making them more thinly traded, less liquid and their prices more volatile than the prices of the securities of larger companies.  Medium-sized companies may have narrower markets for their goods and/or services and may be dependent on a smaller management team than larger, more established companies.  The smaller the company, the greater effect these risks may have on that company’s operations and performance.  As a result, an investment in the Partners Fund and Cornerstone Fund may exhibit a higher degree of volatility than the general domestic securities market.

Foreign Securities Risk.  Foreign securities are subject to higher political, social and economic risks.  These risks include, but are not limited to, a downturn in the country’s economy, excessive taxation, political instability, and expropriation of assets by foreign governments.  Compared to the U.S., foreign governments and markets often have less stringent accounting, disclosure, and financial reporting requirements.  Foreign securities can be more volatile than domestic (U.S.) securities.  Securities markets of other countries are generally smaller than U.S. securities markets.  Many foreign securities may also be less liquid than U.S. securities, which could affect a Fund’s investments.  The exchange rates between the U.S. dollar and foreign currencies might fluctuate, which could negatively affect the value of a Fund’s investments.

Principal Risks of the Outliers Fund
Small- and Medium-Sized Companies Risk. Investing in securities of small- and medium-sized companies may involve greater risk than investing in larger, more established companies because small and medium capitalization companies can be subject to greater share price volatility than larger, more established companies.  Small and medium capitalization companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals.  Securities of those companies may have limited market liquidity and their prices may be more volatile.

Foreign and Emerging Market Securities Risk.  The Outliers Fund may invest a portion of its total assets in securities of foreign issuers.  Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars.  Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers.  These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action.  Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers.  There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries.  Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise, could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

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The Outliers Fund may invest in securities of issuers determined by the Adviser to be in developing or emerging market countries.  Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

The Outliers Fund may invest in securities of foreign issuers in the form of depositary receipts.  Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers.  In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Principal Risks of the Cornerstone Fund
Investment Company Risk.  When the Cornerstone Fund invests in shares of another mutual fund, shareholders will indirectly bear fees and expenses charged by the underlying mutual funds in which the Fund invests in addition to the Fund’s direct fees and expenses.  Furthermore, investments in other mutual funds could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in a Fund.

When a Fund invests in an ETF, it will bear additional expenses based on their pro rata share of the ETF’s operating expenses, including the potential duplication of management fees.  The risk of owning an ETF generally reflects the risks of owning the underlying securities it holds.  Many ETFs seek to replicate a specific benchmark index.  However, an ETF may not fully replicate the performance of its benchmark index for many reasons, including the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held.  Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities it holds.  In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.  The Fund also will incur brokerage costs when it purchases ETFs.

Asset-Backed Securities Risk.  Asset-Backed securities risk includes Market Risk, Interest Rate Risk, Credit Risk and Prepayment Risk (i.e., borrowers whose loans collateralize the securities held by the Fund may be able to prepay principal due on these loans, which could cause the Fund to reinvest the proceeds at lower yields) as well as the risk that the structure of certain asset-backed securities may make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.  Under certain adverse market conditions, asset-backed securities may have more limited liquidity than usual.

Mortgage-Backed Securities Risk.  These include Market Risk, Interest Rate Risk, Credit Risk and Prepayment Risk as well as the risk that the structure of certain mortgage-backed securities may make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.  In particular, the recent events related to the U.S. housing market have had a severe negative impact on the value of some mortgage-backed securities and resulted in an increased risk associated with investments in the securities.  Default rates on mortgages underlying many mortgage-backed securities have increased, which has resulted in depressed valuations for these instruments.  Liquidity has also sometimes been impaired.

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PORTFOLIO HOLDINGS INFORMATION

A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI.  Currently, disclosure of the Funds’ holdings are required to be made quarterly within 60 days of the end of each fiscal quarter in the annual report and semi-annual report to Fund shareholders and in the quarterly holdings report on Form N-Q.  A list of each Fund’s ten largest holdings as of each calendar quarter-end is made available to the public no later than ten business days after the calendar quarter end at www.poplarforestfunds.com.  The annual and semi-annual reports are available by contacting the Poplar Forest Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, or calling 1-877-522-8860 and on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

MANAGEMENT OF THE FUNDS

Investment Adviser
Poplar Forest Capital, LLC is the Funds’ investment adviser and is located at 70 South Lake Avenue, Suite 930, Pasadena, California 91101.  The Adviser is an SEC-registered investment advisory firm formed in 2007.  The Adviser provides investment management services to institutions, individuals, high net worth individuals, charitable organizations and other pooled investment vehicles.

The Adviser is responsible for the day-to-day management of the Funds in accordance with each Fund’s investment objective and policies.  The Adviser also furnishes the Funds with office space and certain administrative services and provides most of the personnel needed to fulfill its obligations under its advisory agreement.  For its services, each Fund pays the Adviser a monthly management fee.  For the Partners Fund, fees are calculated at an annual rate of 1.00% of average daily net assets for the first $250 million of assets, 0.80% of the Fund’s average daily net assets for the next $750 million of assets, and 0.60% of the Fund’s average daily net assets for assets in excess of $1 billion.  For the Partners Fund, for the fiscal year ended September 30, 2014, the Adviser received management fees of 0.78% of the Fund’s average daily net assets, after any waivers.  For the Outliers Fund, the fees are calculated at the annual rate of 1.00% of average daily net assets for the first $250 million of assets, 0.90% of the Fund’s average daily net assets for the next $750 million of assets, and 0.80% of the Fund’s average daily net assets for assets in excess of $1 billion.  For the Cornerstone Fund, the fees are calculated at an annual rate of 0.80% of average daily net assets for the first $250 million of assets, 0.70% of the Fund’s average daily net assets for the next $750 million of assets, and 0.60% of the Fund’s average daily net assets for assets in excess of $1 billion.  The Outliers Fund and the Cornerstone Fund commenced operations on December 31, 2014 and therefore the Adviser did not receive any management fees from the Funds for the fiscal year ended September 30, 2014.

A discussion regarding the basis of the Board’s approval of the investment advisory agreement for the Partners Fund is available in the Fund’s semi-annual report to shareholders for the fiscal period ended March 31, 2014.  A discussion regarding the basis of the Board’s approval of the investment advisory agreement for the Outliers Fund and the Cornerstone Fund will be available in the Funds’ semi-annual report to shareholders for the fiscal period ended March 31, 2015.

The Funds, as series of the Trust, do not hold themselves out as related to any other series of the Trust (collectively, the “Poplar Forest Funds”), for purposes of investment and investor services, nor do they share the same investment adviser with any other series.

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Portfolio Managers

Partners Fund and Cornerstone Fund
Mr. J. Dale Harvey, CEO and Chief Investment Officer of Poplar Forest Capital, LLC, is the portfolio manager responsible for the day-to-day management of the Partners Fund and one of the portfolio managers responsible for the day-to-day management of the Cornerstone Fund.  Prior to founding the Adviser in 2007, from 1991 to 2007, Mr. Harvey served as a portfolio counselor and investment analyst at Capital Group Companies.  In his role with Capital Group Companies, Mr. Harvey served as President and Director (2005 to 2007) and portfolio counselor (2000 to 2007) for the American Mutual Fund; as President (2003 to 2005) and portfolio counselor (1997 to 2005) for the American Balanced Fund; as portfolio counselor (1997 to 2007) for the Washington Mutual Investors Fund; as portfolio counselor (2005 to 2007) for the Investment Company of America Fund; and as portfolio counselor (2003 to 2007) for the SmallCap World Fund.

Outliers Fund
Mr. Stephen A. Burlingame of Poplar Forest Capital, LLC, is the portfolio manager primarily responsible for the day-to-day management of the Outliers Fund and has been since the Fund’s inception in 2014.  Mr. Burlingame joined Poplar Forest Capital, LLC, in 2011 as an investment analyst and became a member of the Investment Committee in 2012.  Prior to joining, Mr. Burlingame spent seven years with Trust Company of the West serving as a research analyst, managing director and co-portfolio manager of the firm’s Concentrated Core/Select Equities investment strategies.  At the end of his tenure at Trust Company of the West, Mr. Burlingame’s product group had assets in excess of $9 billion.  Prior to Trust Company of the West, Mr. Burlingame spent a year with Brandywine Asset Management working as a research analyst on the firm’s Large Cap Value product.  Mr. Burlingame received a B.A. in Economics, cum laude, from Claremont McKenna College in 1999.  Mr. Burlingame has held the designation of Chartered Financial Analyst since 2011.

Cornerstone Fund
Mr. Derek S. Derman of Poplar Forest Capital, LLC, is also one of the portfolio managers responsible for the day-to-day management of the Cornerstone Fund.  Since joining Poplar Forest Capital, LLC, in 2011, Mr. Derman has served as a member of the Investment Committee.  Prior to joining, Mr. Derman spent 16 years in the financial services industry including six years as a managing director and co-portfolio manager at Trust Company of the West.  He also spent two years with Wedbush Securities as a financial services analyst and four years with Provident Investment Counsel as a senior vice president and co-portfolio manager on the Large Cap Flexible Growth and Concentrated Growth Funds.  Mr. Derman received a B.A. in Economics from the University of California, San Diego in 1991 and a Master of Business Administration from the S.C. Johnson Graduate School of Management at Cornell University in 1995.  Since 1997, Mr. Derman has held the designation of Chartered Financial Analyst.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of securities in the Funds.

Fund Expenses
The Funds are responsible for their own operating expenses.  However, the Adviser has contractually agreed to waive all or a portion of its management fees and pay Fund expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) in order to limit Net Annual Fund Operating Expenses of the Partners Fund to 1.25% and 1.00% of average daily net assets for the Fund’s Class A shares and Institutional Class shares, respectively, to limit the Net Annual Fund Operating Expenses of the Outliers Fund to 1.35% and 1.10% of average daily net assets for the Fund’s Class A shares and Institutional Class shares, respectively, and to limit Net Annual Fund Operating Expenses of the Cornerstone Fund to 1.15% and 0.90% of average daily net assets for the Fund’s Class A shares and Institutional Class shares, respectively, through at least January 27, 2016.  The term of the Funds’ operating expenses limitation agreement is indefinite, and it can only be terminated by a vote of the Board.  Any waiver of management fees or payment of expenses made by the Adviser may be recouped by the Adviser in subsequent fiscal years if the Adviser so requests.  The Adviser is permitted to recoup fee waivers and expense payments made in the prior three fiscal years from the date the fees were waived and Fund expenses were paid.  Any such recoupment is contingent upon the subsequent review and ratification of the recouped amounts by the Board.  The Funds must pay current ordinary operating expenses before the Adviser is entitled to any recoupment of fees and expenses.  This recoupment may be requested by the Adviser if the aggregate amount actually paid by the Funds toward operating expenses for such fiscal year (taking into account the recoupment) does not exceed the Expense Caps.

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SHAREHOLDER INFORMATION

Pricing of Fund Shares
Shares of the Funds are sold based on the NAV per share, plus any applicable sales charge, which is calculated as of the close of regular trading (generally, 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business.  However, a Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC.  The NYSE is closed on weekends and most national holidays, including New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The NAV will not be calculated on days when the NYSE is closed for trading.

Purchase and redemption requests are priced based on the next NAV per share calculated (plus any applicable sales charge) after receipt of such requests.  The NAV is the value of a Fund’s securities, cash and other assets, minus all expenses and liabilities (assets – liabilities = NAV).  NAV per share is determined by dividing NAV by the number of shares outstanding (NAV/ # of shares = NAV per share).  The NAV takes into account the expenses and fees of a Fund, including management and administration fees, which are accrued daily.

In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available.  Each security owned by a Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  Where the security is listed on more than one exchange, a Fund will use the price of the exchange that a Fund generally considers to be the principal exchange on which the security is traded.

When market quotations are not readily available, a security or other asset is valued at its fair value as determined under procedures approved by the Board.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that a Fund is accurately priced.  The Board will regularly evaluate whether a Fund’s fair valuation pricing procedures continue to be appropriate in light of the specific circumstances of a Fund and the quality of prices obtained through their application by the Trust’s Valuation Committee.

Trading in Foreign Securities
In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time a Fund’s NAV per share is calculated (such as a significant surge or decline in the U.S. or other markets), often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day.  If such events occur, a Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV per share.  In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating a Fund’s NAV per share in advance of the time the NAV per share is calculated.  The Adviser anticipates that a Fund’s portfolio holdings will be fair valued when market quotations for those holdings are considered unreliable.

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How to Buy Shares
You may purchase shares of the Funds by check, by wire transfer, via electronic funds transfer through the Automated Clearing House (“ACH”) network or through a bank or through one or more brokers authorized by the Funds to receive purchase orders.  Please use the appropriate account application when purchasing by mail or wire.  If you have any questions or need further information about how to purchase shares of the Funds, you may call a customer service representative of the Funds toll-free at 1-877-522-8860.  The Funds reserve the right to reject any purchase order.  For example, a purchase order may be refused if, in the Adviser’s opinion, it is so large that it would disrupt the management of the Funds.  Orders may also be rejected from persons believed by the Funds to be “market timers.”

All checks must be in U.S. dollars drawn on a domestic financial institution.  The Funds will not accept payment in cash or money orders.  To prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Funds are unable to accept post-dated checks or any conditional order or payment.

To buy shares of the Funds, complete an account application and send it together with your check for the amount you wish to invest in the Funds to the address below.  To make additional investments once you have opened your account, write your account number on the check and send it together with the most recent confirmation statement received from the Funds’ transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”).  If your payment is returned for any reason, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.  You may also be responsible for any loss sustained by the Funds.

In addition to cash purchases, Fund shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities.  Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with the Funds’ objective and otherwise acceptable to the Adviser and the Board.  For further information, you may call a customer service representative of the Funds toll-free at 1-877-522-8860.

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Trust’s Anti-Money Laundering Program. As requested on the account application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P. O. Box will not be accepted. Please contact the Transfer Agent at 1-877-522-8860 if you need additional assistance when completing your account application.

If the Transfer Agent does not have a reasonable belief of the identity of an investor, the account application will be rejected or the investor will not be allowed to perform a transaction on the account until such information is received.  The Funds may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

Shares of the Funds have not been registered for sale outside of the United States.  The Adviser generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

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Purchasing Shares by Mail
Please complete the account application and mail it with your check, payable to the Poplar Forest Funds, to the Transfer Agent at the following address:

Poplar Forest Funds
[Name of Poplar Forest Fund]
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

You may not send an account application via overnight delivery to a United States Postal Service post office box.  If you wish to use an overnight delivery service, send your account application and check to the Transfer Agent at the following address:

Poplar Forest Funds
[Name of Poplar Forest Fund]
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202

Note:
The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, a deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.

Purchasing Shares by Telephone
If you have accepted telephone transactions (either by completing the required portion of your account application or by subsequent arrangement in writing with the Funds), and your account has been open for 15 calendar days, you may purchase additional Class A shares by calling the Funds toll-free at 1-877-522-8860.  You may not make your initial purchase of Fund shares by telephone.  Telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the ACH network.  You must have banking information established on your account prior to making a telephone purchase.  Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions.  If your order is received prior to 4:00 p.m., Eastern Time, shares will be purchased at the appropriate share price next calculated (plus any applicable sales charge).  For security reasons, requests by telephone may be recorded.  Once a telephone transaction has been placed, it cannot be cancelled or modified.

Purchasing Shares by Wire
If you are making your initial investment in the Funds, before wiring funds, the Transfer Agent must have a completed account application.  You can mail or overnight deliver your account application to the Transfer Agent at the above address.  Upon receipt of your completed account application, the Transfer Agent will establish an account on your behalf.  Once your account is established, you may instruct your bank to send the wire.  Your bank must include the name of the Fund, your name and your account number so that monies can be correctly applied.  Your bank should transmit immediately available funds by wire to:

U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA #075000022
Credit: U.S. Bancorp Fund Services, LLC
A/C #112-952-137
FFC:  [Name of Fund]
  Shareholder Registration
  Shareholder Account Number

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If you are making a subsequent purchase, your bank should wire funds as indicated above.  Before each wire purchase, you should be sure to notify the Transfer Agent.  It is essential that your bank include complete information about your account in all wire transactions.  If you have questions about how to invest by wire, you may call the Transfer Agent at 1-877-522-8860.  Your bank may charge you a fee for sending a wire payment to the Funds.

Wired funds must be received prior to 4:00 p.m., Eastern Time to be eligible for same day pricing.  Neither the Funds nor U.S. Bank N.A. is responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.

Automatic Investment Plan
Once your account has been opened with the initial minimum investment, you may make additional purchases of Class A shares at regular intervals through the Automatic Investment Plan (“AIP”).  The AIP provides a convenient method to have monies deducted from your bank account, for investment into a Fund, on a monthly or quarterly basis.  In order to participate in the AIP, each purchase must be in the amount of $100 or more, and your financial institution must be a member of the ACH network.  Upon receipt of the withdrawn funds, a Fund automatically invests its money in additional shares of the Fund at the next calculated NAV per share plus any applicable sales charge.  If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account.  To begin participating in the AIP, please complete the Automatic Investment Plan section on the account application or call the Transfer Agent at 1-877-522-8860 for additional information.  Any request to change or terminate your AIP should be submitted to the Transfer Agent at least five business days prior to the automatic investment date.

Retirement Accounts
The Funds offer prototype documents for a variety of retirement accounts for individuals and small businesses.  Please call 1-877-522-8860 for information on:

•	Individual Retirement Plans, including Traditional IRAs and Roth IRAs.
•	Small Business Retirement Plans, including Simple IRAs and SEP IRAs.

There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholdings.  For more information, call the number listed above.  You may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account.  Fees charged by institutions may vary.

Purchasing and Selling Shares through a Broker
You may buy and sell shares of the Funds through certain brokers and financial intermediaries (and their agents) (collectively, “Brokers”) that have made arrangements with the Funds to sell its shares.  When you place your order with such a Broker, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next applicable price (plus any applicable sales charge) calculated by the Funds.  The Broker typically holds your shares in an omnibus account in the Broker’s name, and the Broker maintains your individual ownership records.  The Adviser may pay the Broker for maintaining these records as well as providing other shareholder services.  The Broker may charge you a fee for handling your order.  The Broker is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds’ Prospectus.

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Exchange Privilege
As a shareholder, you have the privilege of exchanging shares of one Poplar Forest Fund for shares of other Poplar Forest Funds in the Trust, which are offered in this Prospectus, without incurring any additional sales charges.  However, you should note the following:

•	Exchanges may only be made between like shares classes;
•	You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number;
•	Before exchanging into another Poplar Forest Fund, read a description of the Fund in this Prospectus;
•	Exchanges are considered a sale and purchase of Fund shares for tax purposes and may be taxed as short-term or long-term capital gain or loss depending on the period shares are held;
•
The Funds reserve the right to refuse exchange purchases by any person or group if, in the Adviser’s judgment, the Funds would be unable to invest the money effectively in accordance with their investment objectives and policies, or would otherwise potentially be adversely affected;

•	If you accepted telephone options on your account application, you can make a telephone request to exchange your shares for an additional $5 fee; and
•	The minimum exchange amount between existing accounts invested in the Poplar Forest Funds is $1,000.

You may make exchanges of your shares between the Funds by telephone, in writing or through your Broker.

How to Sell Shares
You may sell (redeem) your Fund shares on any day the Funds and the NYSE are open for business either directly to the Funds or through your financial intermediary.

In Writing
You may redeem your shares by simply sending a written request to the Transfer Agent.  You should provide your account number and state whether you want all or some of your shares redeemed.  The letter should be signed by all of the shareholders whose names appear on the account registration and include a signature guarantee(s), if necessary.  You should send your redemption request to:

Regular Mail	Overnight Express Mail
Poplar Forest Funds	Poplar Forest Funds
[Name of Poplar Forest Fund]	[Name of Poplar Forest Fund]
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53201-0701	Milwaukee, Wisconsin 53202

NOTE:
The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, a deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.

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By Telephone
If you accepted the telephone option on the account application, you may redeem all or some of your shares, up to $100,000, by calling the Transfer Agent at 1-877-522-8860 before the close of trading on the NYSE.  This is normally 4:00 p.m., Eastern Time.  Redemption proceeds will be processed on the next business day and sent to the address that appears on the Transfer Agent’s records or sent via ACH to a previously established bank account.  If you request, redemption proceeds will be wired on the next business day to the bank account that appears on the Transfer Agent’s records.  The minimum amount that may be wired is $1,000.  A wire fee of $15 will be deducted from your redemption proceeds for complete and share certain redemptions.  In the case of a partial redemption, the fee will be deducted from the remaining account balance.  Telephone redemptions cannot be made if you notified the Transfer Agent of a change of address within 15 calendar days before the redemption request.  If you have a retirement account, you may not redeem your shares by telephone.

The Transfer Agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine.  Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or recording all telephonic instructions.  Assuming procedures such as the above have been followed; neither the Transfer Agent nor the Funds will be liable for any losses, cost, or expense for acting upon telephone instructions that are believed to be genuine.  If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.

You may request telephone redemption privileges after your account is opened by calling the Transfer Agent at 1-877-522-8860 for instructions.

You may encounter higher than usual call wait times during periods of high market activity.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.  If you are unable to contact the Funds by telephone, you may mail your redemption request in writing to the address noted above.  Once a telephone transaction has been accepted, it may not be canceled or modified.

Payment of Redemption Proceeds
Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in good order.  If you did not purchase your shares with a federal wire payment, the Funds may delay payment of your redemption proceeds for up to 15 calendar days from purchase or until your check has cleared, whichever occurs first.

Systematic Withdrawal Plan
As another convenience, you may redeem your Class A shares through the Systematic Withdrawal Plan (“SWP”).  Under the SWP, shareholders or their financial intermediaries may request that a payment drawn in a predetermined amount be sent to them on a monthly, quarterly or annual basis.  In order to participate in the SWP, your account balance must be at least $50,000 and each withdrawal amount must be for a minimum of $2,500.  If you elect this method of redemption, the Funds will send a check directly to your address of record or will send the payment directly to your bank account via electronic funds transfer through the ACH network.  For payment through the ACH network, your bank must be an ACH member and your bank account information must be previously established on your account.  The SWP may be terminated at any time by the Funds.  You may also elect to terminate your participation in the SWP by communicating in writing or by telephone to the Transfer Agent no later than five days before the next scheduled withdrawal at:

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Regular Mail	Overnight Express Mail
Poplar Forest Funds	Poplar Forest Funds
[Name of Poplar Forest Fund]	[Name of Poplar Forest Fund]
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53201-0701	Milwaukee, Wisconsin 53202

A withdrawal under the SWP involves a redemption of shares and may result in a gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.  To establish a SWP, an investor must complete the appropriate sections of the account application.  For additional information on the SWP, please call the Transfer Agent at 1-877-522-8860.

Redemption “In-Kind”
The Funds reserve the right to pay redemption proceeds to you in whole or in part by a distribution of securities from a Fund’s portfolio (a “redemption in-kind”).  It is not expected that a Fund would do so except during unusual market conditions.  A redemption, whether in cash or in-kind, is a taxable event to you.  If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.

Signature Guarantees
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program.  A notary public is not an acceptable signature guarantor.

A signature guarantee of each account owner, from either a Medallion program member or a non-Medallion program member, is required to redeem shares in the following situations:

•	When ownership is being changed on your account;
•	When redemption proceeds are payable or sent to any person, address or bank account not on record;
•	If a change of address was received by the Transfer Agent within the last 15 calendar days; and
•	For all redemptions in excess of $100,000 from any shareholder account.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, the Funds and/or the Transfer Agent reserve the right to require a signature guarantee or signature verification stamp in other instances based on the circumstances.

Other Information about Redemptions
The Funds may redeem the shares in your account if the value of your account is less than $5,000 as a result of redemptions you have made.  This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts.  You will be notified that the value of your account is less than $5,000 before the Funds makes an involuntary redemption.  You will then have 30 days in which to make an additional investment to bring the value of your account to at least $5,000 before the Funds take any action.

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DIVIDENDS AND DISTRIBUTIONS

The Funds will make distributions of dividends and capital gains, if any, at least annually, typically in December.  The Funds may make an additional payment of dividends or distributions of capital gains if it deems it desirable at any other time of the year.

All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; (2) reinvest dividends in additional Fund shares and receive capital gains in cash; or (3) receive all distributions in cash.  Dividends are taxable whether reinvested in additional shares or received in cash.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Funds reserve the right to reinvest the distribution check in your account, at a Fund’s current NAV per share, and to reinvest all subsequent distributions.  If you wish to change your distribution option, notify the Transfer Agent in writing or by telephone in advance of the payment date for the distribution.

Any dividend or capital gain distribution paid by the Funds has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or capital gain distribution.  You should note that a dividend or capital gain distribution paid on shares purchased shortly before that dividend or capital gain distribution was declared will be subject to income taxes even though the dividend or capital gain distribution represents, in substance, a partial return of capital to you.

TOOLS TO COMBAT FREQUENT TRANSACTIONS

The Board has adopted policies and procedures to prevent frequent transactions in the Funds.  The Funds discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm a Fund’s performance.  The Funds take steps to reduce the frequency and effect of these activities in the Funds.  These steps include monitoring trading practices and using fair value pricing.  Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur.  Further, while the Funds make efforts to identify and restrict frequent trading, the Funds receive purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries.  The Funds seek to exercise their judgment in implementing these tools to the best of their ability in a manner that the Funds believe are consistent with shareholder interests.

Monitoring Trading Practices. The Funds monitor selected trades in an effort to detect excessive short-term trading activities.  If, as a result of this monitoring, a Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts.  In making such judgments, the Funds seek to act in a manner that they believe is consistent with the best interests of shareholders.  Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive.  In addition, the Funds’ ability to monitor trades that are placed by individual shareholders within group or omnibus accounts maintained by financial intermediaries is limited because the Funds do not have simultaneous access to the underlying shareholder account information.

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In compliance with Rule 22c-2 of the 1940 Act, the Funds’ distributor, Quasar Distributors, LLC (the “Distributor”) on behalf of the Funds, has entered into written agreements with each of the Funds’ financial intermediaries, under which the intermediary must, upon request, provide the Funds with certain shareholder and identity trading information so that the Funds can enforce its market timing policies.

Fair Value Pricing. The Funds employ fair value pricing selectively to ensure greater accuracy in their daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies.  The Board has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Funds’ pricing service does not provide a valuation (or provides a valuation that in the judgment of the Adviser to the Funds does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable.  Valuing securities at fair value involves reliance on judgment.  Fair value determinations are made in good faith in accordance with procedures adopted by the Board and are reviewed annually by the Board.  There can be no assurance that the Funds will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which a Fund determines its NAV per share.

Fair value pricing may be applied to non-U.S. securities.  The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that a Fund’s NAV is calculated.  The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of non-U.S. securities when non-U.S. markets open on the following business day.  If such events occur, the Funds may value non-U.S. securities at fair value, taking into account such events, when it calculates its NAV.  Other types of securities that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) investments which are frequently traded and/or the market price of which the Adviser believes may be stale; (b) illiquid securities, including “restricted” securities and private placements for which there is no public market; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation.

More detailed information regarding fair value pricing can be found under the heading titled, “Pricing of Fund Shares.”

TAX CONSEQUENCES

The Funds have elected and intend to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Code.  As a regulated investment company, the Funds will not be subject to federal income tax if it distributes its income as required by the tax law and satisfies certain other requirements that are described in the SAI.

The Funds typically make distributions of dividends and capital gains in December.  Dividends are taxable to you as ordinary income or as qualified dividend income, depending on the source of such income to the distributing Fund and the holding period of the Funds for its dividend-paying securities and of you for your Fund shares.  The rate you pay on capital gain distributions will depend on how long the Funds held the securities that generated the gains, not on how long you owned your Fund shares.  You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.  A portion of ordinary income dividends paid by the Funds may be qualified dividend income eligible for taxation at long-term capital gain rates for individual investors, provided that certain holding period and other requirements are met.  Qualified dividend income, the amount of which will be reported to you by the Funds, is taxed at a maximum federal rate of 20%.  An additional federal Medicare contribution tax at the rate of 3.8% applies to net investment income (which generally will include dividends and capital gains from the Funds) of shareholders with adjusted gross income over $200,000 for single filers and $250,000 for married joint filers.  Although distributions are generally taxable when received, certain distributions declared in October, November, or December to shareholders of record on a specified date in such a month but made in January are taxable as if received the prior December.

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By law, the Funds must withhold as backup withholding a percentage (currently 28%) of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the Internal Revenue Service instructs the Funds to do so.

If you sell or exchange your Fund shares, it is a taxable event for you.  Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction.  You are responsible for any tax liabilities generated by your transaction and your investment in the Funds.  The Code limits the deductibility of capital losses in certain circumstances.

The Funds’ distributions, whether received in cash or reinvested in additional shares of the Funds, may be subject to federal, state and local income tax.  These distributions generally will be taxed as ordinary income and capital gains (which may be taxed at different rates depending on the type of shareholder and the length of time the Funds hold the assets generating the capital gains, but not depending on the length of time you held your shares).  In managing the Funds, the Adviser does not consider the tax effects of its investment decisions to be of primary importance.  Shareholders should note that the Funds may make taxable distributions of income and capital gains even when share values have declined.

Some of the Funds’ investment income may be subject to foreign income taxes, some of which may be withheld at the source.

You should consult your own tax advisor concerning federal, state and local taxation of distributions from the Funds.  Additional information concerning taxation of the Funds and their shareholders is contained in the SAI.

DISTRIBUTION OF FUND SHARES

Distributor
Quasar Distributors, LLC (“Quasar”), an affiliate of the Transfer Agent, is located at 615 East Michigan Street, 4th floor, Milwaukee, Wisconsin 53202, and is the distributor for the shares of the Funds.  Quasar is a registered broker-dealer and a member of the Financial Industry Regulatory Authority, Inc.  Shares of the Funds are offered on a continuous basis.

Distribution Plan
The Trust has adopted a plan pursuant to Rule 12b-1 for the Funds’ Class A shares that allows the Funds to pay fees for the sale, distribution and servicing of its Class A shares.  The plan provides for a distribution and servicing fee of up to 0.25% of the Class A shares’ average daily net assets.  Because these fees are paid out over the life of the Funds’ Class A shares, over time, these fees (to the extent they are accrued and paid) will increase the cost of your investment and may cost you more than paying other types of sales charges.

Service Fees – Other Payments to Third Parties
In addition to Rule 12b-1 fees, the Funds may pay service fees to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions, including affiliates of the Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

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The Adviser, out of its own resources, and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Funds.  Such payments and compensation are in addition to Rule 12b-1 and service fees paid by the Funds.  These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary.  Cash compensation may also be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Funds’ shareholders.  The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the Funds and the dollar amount of the shares sold.

Description of Classes
The Trust has adopted a multiple class plan that allows the Funds to offer one or more classes of shares.  The Funds have registered two classes of shares – Class A shares and Institutional Class shares.  This Prospectus offers Class A shares and Institutional Class shares of the Funds.  The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses as outlined below and may have different share prices:

•
Class A shares are charged a front-end sales load.  The Class A shares are also charged a 0.25% Rule 12b-1 distribution and servicing fee.  Class A shares do not have a contingent deferred sales charge (“CDSC”) except that a redemption within twelve months of purchase of investments of $1 million or more on which no front-end sales charge is paid are subject to a 0.75% CDSC based on the lower of cost or market value at the time of redemption.

•	Institutional Class shares do not impose a sales charge or a Rule 12b-1 fee. If you purchase Institutional Class shares, you will pay the NAV per share next determined after your order is received.

More About Class A Shares
Class A shares of the Funds are retail shares that require that you pay a sales charge when you invest in the Funds unless you qualify for a reduction or waiver of the sales charge.  Class A shares are also subject to Rule 12b-1 fees (or distribution and servicing fees) described earlier of 0.25% of average daily net assets, which are assessed against the shares of the Funds.

If you purchase Class A shares of the Funds, you will pay the public offering price (“POP”) which is the NAV next determined after your order is received plus a sales charge (shown in percentages below) depending on the amount of your investment.  Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint thresholds,” the POP is lower for these purchases.  The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares.  Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.  The sales charge is calculated as follows:

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Investment Amount	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Dealer Reallowance
Less than $50,000	5.00%	5.26%	4.50%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $749,999	2.00%	2.04%	1.50%
$750,000 to $999,999	1.50%	1.52%	1.00%
$1 million or more (2)	0.00%	0.00%	0.75%
(1)
Offering price includes the front-end sales load.  The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

(2)	Class A shares that are purchased at NAV in amounts of $1 million or more may be assessed a 0.75% CDSC, if they are redeemed within twelve months from the date of purchase.

The Distributor will receive all initial sales charges for the purchase of Class A shares of the Funds without a dealer of record and may, at its discretion, offset the compensation owed to the Distributor for its services with the sales charges or underwriter concessions (the difference between the sales charge and the dealer reallowance) it receives.

Class A Sales Charge Reductions and Waivers
You may be able to reduce the sales charges on Class A shares of the Funds based on the type of transaction, the combined market value of your accounts or intended investment, and for certain groups or classes of shareholders.  If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.  The programs described below and others are explained in greater detail in the SAI.

Reinvested Distributions:  You pay no sales charges on Class A shares you buy with reinvested distributions from Class A distributions from the Funds.

Account Reinstatement:  You pay no sales charges on Class A shares you purchase with the proceeds of a redemption of Class A shares of the Funds within 120 days of the date of the redemption.

Letter of Intent (“LOI”):  By signing an LOI, you pay a lower sales charge now in exchange for promising to invest an amount within the next 13 months sufficient to meet one of the above breakpoint thresholds.  The investment must satisfy the initial purchase agreement.  Reinvested distributions do not count as purchases made during this period.  The Funds will hold in escrow shares equal to approximately 5% of the amount of shares you indicate in the LOI.  If you do not invest the amount specified in the LOI before the expiration date, the Transfer Agent will redeem a sufficient amount of escrowed shares to pay the difference between the reduced sales load you paid and the sales load you would have paid based on the total amount actually invested in Class A shares as of the expiration date.  Otherwise, the Transfer Agent will release the escrowed shares when you have invested the agreed amount.  Any shares purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date.

Rights of Accumulation (“ROA”):  You may combine the value at the current public offering price of Class A shares of the Funds with a new purchase of Class A shares of the Funds to reduce the sales charge on the new purchase.  The sales charge for the new shares will be figured at the rate in the table above that applies to the combined value of your currently owned shares and the amount of the new investment.  ROA allows you to combine the value of your account with the value of other eligible accounts for purposes of meeting the breakpoint thresholds above.

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You may aggregate your eligible accounts with the eligible accounts of members of your immediate family to obtain a breakpoint discount.  The types of eligible accounts that may be aggregated to obtain the breakpoint discounts described above include individual accounts, joint accounts and certain IRAs.

For the purpose of obtaining a breakpoint discount, members of your “immediate family” include your spouse, child, stepchild, parent, sibling, grandchild and grandparent, in each case including in-law and adoptive relationships.  In addition, a fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.  Eligible accounts include those registered in the name of your financial intermediary through which you own shares in the Funds.

Certain groups or classes of shareholders: If you fall into any of the following categories, you can buy Class A shares at NAV without a sales charge:

•	Current and retired employees, directors/trustees and officers of:
o	The Trust;
o	The Adviser and its affiliates; and
o	Family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

•	Any trust, pension, profit sharing or other benefit plan for current employees, directors/trustees and officers of the Adviser and its affiliates.

•	Current employees of:
o	The Transfer Agent;
o	Broker-dealers who act as selling agents for the Funds/Trust; and
o	Family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

•	Qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Distributor that allows for load-waived Class A share purchases.

The Trust also reserves the right to enter into agreements that reduce or eliminate sales charges for other groups or classes of shareholders, including for Fund shares included in other investment plans such as “wrap accounts.”  If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account.  Those terms and conditions may supersede the terms and conditions discussed here.  Contact your Broker for further information.

More information regarding the Funds’ sales charges, breakpoint thresholds and waivers is available in the SAI and free of charge on the Funds’ website: www.poplarforestfunds.com by clicking on “Breakpoints and Sales Loads.”

More about Institutional Class Shares
Institutional Class shares do not carry a sales charge.  If you purchase Institutional Class shares of the Funds you will pay the NAV per share next determined after your order is received.

The following persons are eligible to invest in Institutional Class shares:

1.
Institutional investors including banks, savings institutions, credit unions and other financial institutions, pension, profit sharing and employee benefit plans and trusts, insurance companies, investment companies, investment advisors, broker-dealers and financial advisors acting for their own accounts or for the accounts of their clients;

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2.
Full-time employees, agents, employees of agents, retirees and directors (trustees), and members of their families (i.e., parent, child, spouse, domestic partner, sibling, set or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons) of the Adviser and its affiliated companies; and

3.	Shareholders investing through accounts at Poplar Forest Capital, LLC and its affiliated companies.

Minimum Investments
You may open a Fund account with a minimum initial investment as listed in the table below.

	To Open Your Account	To Add to Your Account
Regular Accounts
Class A	$25,000	$1,000
Institutional Class	$1 million	$1,000
IRAs
Class A	$5,000	$1,000

The Funds’ minimum investment requirements may be waived from time to time by the Adviser, and for the following types of shareholders:

•
current and retired employees, directors/trustees and officers of the Trust, the Adviser and its affiliates and certain family members of each of them (i.e., spouse, domestic partner, child, parent, sibling, grandchild and grandparent, in each case including in-law, step and adoptive relationships);

•	any trust, pension, profit sharing or other benefit plan for current and retired employees, directors/trustees and officers of the Adviser and its affiliates;

•
current employees of the Transfer Agent, broker-dealers who act as selling agents for the Funds, intermediaries that have marketing agreements in place with the Adviser and the immediate family members of any of them;

•	registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Funds’ distributor;

•	qualified broker-dealers who have entered into an agreement with the Funds’ distributor; and

•	existing clients of the Adviser, their employees and immediate family members of such employees.

GENERAL POLICIES

Some of the following policies are mentioned above.  In general, the Funds reserve the right to:

—	Refuse, change, discontinue, or temporarily suspend account services, including purchase, or telephone redemption privileges, for any reason;
—
Reject any purchase request for any reason.  Generally, the Funds do this if the purchase is disruptive to the efficient management of the Funds (due to the timing of the investment or an investor’s history of excessive trading);

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—
Redeem all shares in your account if your balance falls below the Funds’ minimum initial investment requirement due to redemption activity.  If, within 30 days of the Funds’ written request, you have not increased your account balance, you may be required to redeem your shares.  The Funds will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV;

—	Delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Funds; and
—	Reject any purchase or redemption request that does not contain all required documentation.

Your Broker may establish policies that differ from those of the Funds.  For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus.  Contact your Broker for details.

Inactive Accounts
Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.

Fund Mailings
Statements and reports that the Funds send to you include the following:

•	Confirmation statements (after every transaction that affects your account balance or your account registration);
•	Annual and semi-annual shareholder reports (every six months); and
•	Quarterly account statements.

Householding
In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-522-8860 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

INDEX DESCRIPTION

Please note that you cannot invest directly in an index, although you may invest in the underlying securities represented in the index.  Index returns are adjusted to reflect the reinvestment of dividends on securities in the index, but do not reflect the expenses of the Funds.

The S&P 500® Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe.  The Russell Midcap Index is a subset of the Russell 1000® Index.  It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.  The Russell Midcap Index represents approximately 31% of the total market capitalization of the Russell 1000® Index companies.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Partners Fund’s financial performance for the period of the Fund’s operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Partners Fund (assuming reinvestment of all dividends and distributions).  This information has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Partners Fund’s financial statements, are included in the Fund’s annual report dated September 30, 2014, which is available upon request.  Financial highlights for the Outliers Fund and Cornerstone Fund are not available at this time because the Funds had not commenced operations prior to the fiscal year ended September 30, 3014.

For a share outstanding throughout each period
Class A Shares	Year Ended September 30,				December 31, 2009* through September 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$40.68	$29.86	$24.27	$26.16	$25.00

Income from investment operations:
Net investment income^	0.19	0.36	0.31	0.26	0.17
Net realized and unrealized gain/(loss) on investments and written options	8.17	10.91	5.51	(1.91)	0.99

Total from investment operations	8.36	11.27	5.82	(1.65)	1.16

Less distributions:
From net investment income	(0.29)	(0.33)	(0.23)	(0.10)	---
From net realized gain on investments	(1.74)	(0.12)	(0.00)#	(0.14)	---
Total distributions	(2.03)	(0.45)	(0.23)	(0.24)	---

Net asset value, end of period	$47.01	$40.68	$29.86	$24.27	$26.16

Total Return	21.22%	38.24%	24.14%	-6.44%	4.64	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$212,245	$105,366	$58,954	$37,987	$18,200

Ratio of expenses to average net assets:
Before fee waiver	1.39%	1.50%	1.58%	1.61%	2.24	%++
After fee waiver	1.25%	1.25%	1.25%	1.25%	1.25	%++

Ratio of net investment income/(loss) to average net assets:
Before fee waiver	0.28%	0.75%	0.77%	0.54%	(0.11	%)++
After fee waiver	0.42%	1.00%	1.10%	0.90%	0.88	%++

Portfolio turnover rate	23.10%	27.82%	29.19%	22.48%	10.29	%+
*	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.
#	Less than $0.01

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For a share outstanding throughout each period
Institutional Class Shares	Year Ended September 30,				December 31, 2009* through September 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$40.84	$29.96	$24.34	$26.20	$25.00

Income from investment operations:
Net investment income^	0.30	0.44	0.38	0.33	0.24
Net realized and unrealized gain/(loss) on investments and written options	8.19	10.96	5.52	(1.91)	0.96
Total from investment operations	8.49	11.40	5.90	(1.58)	1.20

Less distributions:
From net investment income	(0.37)	(0.40)	(0.28)	(0.14)	---
From net realized gain on investments	(1.74)	(0.12)	(0.00)#	(0.14)	---
Total distributions	(2.11)	(0.52)	(0.28)	(0.28)	---

Net asset value, end of period	$47.22	$40.84	$29.96	$24.34	$26.20

Total Return	21.50%	38.62%	24.45%	-6.18%	4.80	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$329,149	$197,416	$123,911	$92,020	$28,341

Ratio of expenses to average net assets:
Before fee waiver	1.14%	1.25%	1.33%	1.36%	1.94	%++
After fee waiver	1.00%	1.00%	1.00%	1.00%	1.00	%++

Ratio of net investment income to average net assets:
Before fee waiver	0.52%	0.98%	1.02%	0.81%	0.30	%++
After fee waiver	0.66%	1.23%	1.35%	1.17%	1.24	%++

Portfolio turnover rate	23.10%	27.82%	29.19%	22.48%	10.29	%+
*	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.
#	Less than $0.01

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Investment Adviser
Poplar Forest Capital, LLC
70 South Lake Avenue, Suite 930
Pasadena, California  91101

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, New York 10022

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

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PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•           Information we receive about you on applications or other forms;

•           Information you give us orally; and/or

•           Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Table of Contents - Prospectus

POPLAR FOREST PARTNERS FUND
POPLAR FOREST OUTLIERS FUND
POPLAR FOREST CORNERSTONE FUND
Each Fund is a series of Advisors Series Trust
www.poplarforestfunds.com

FOR MORE INFORMATION
You can find more information about the Funds in the following documents:

Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Funds and certain other additional information.  A current SAI is on file with the SEC and is incorporated into this Prospectus by reference.  This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
The Funds’ annual and semi-annual reports (collectively, the “Shareholder Reports”) provide the most recent financial reports and portfolio listings.  The annual report contains a discussion of the market conditions and investment strategies that affected the Funds’ performance during the Funds’ previous fiscal year.

The SAI and Shareholder Reports are available free of charge on the Funds’ website at www.poplarforestfunds.com.  You can obtain a free copy of the SAI and Shareholder Reports, request other information, or make general inquiries about the Funds by calling the Funds (toll-free) at 1-877-522-8860 or by writing to:

Poplar Forest Funds
[Name of Poplar Forest Fund]
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

You may review and copy information about the Funds, including the SAI and Shareholder Reports, at the Public Reference Room of the SEC in Washington, D.C.  You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090.  Reports and other information about the Funds are also available:

•	Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov;
•	For a fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520; or
•	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811-07959.)

STATEMENT OF ADDITIONAL INFORMATION
January 28, 2015

Poplar Forest Partners Fund

Class A	PFPFX
Institutional Class	IPFPX

Poplar Forest Outliers Fund

Class A	PFOFX
Institutional Class	IPFOX

Poplar Forest Cornerstone Fund

Class A	PFCFX
Institutional Class	IPFCX

Each a series of Advisors Series Trust

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-877-522-8860

This Statement of Additional Information (“SAI”) is not a prospectus and it should be read in conjunction with the Prospectus for the Class A and Institutional Class dated January 28, 2015, as may be revised, of the Poplar Forest Partners Fund (the “Partners Fund”), the Poplar Forest Outliers Fund (the “Outliers Fund”) and the Poplar Forest Cornerstone Fund (the “Cornerstone Fund”) (each, a “Fund” and together, the “Funds”), each a series of Advisors Series Trust (the “Trust”).   Poplar Forest Capital, LLC (the “Adviser”) is the Funds’ investment adviser.  A copy of the Prospectus may be obtained by contacting the Funds at the address or telephone number above or by visiting the Funds’ website at www.poplarforestfunds.com.

The Partners Fund’s audited financial statements and notes thereto for the fiscal year ended September 30, 2014, are contained in the Partners Fund’s annual report and are incorporated by reference into this SAI.  A copy of the annual report may be obtained without charge by calling or writing the Partners Fund as shown above or by visiting the Funds’ website at www.poplarforestfunds.com.

TABLE OF CONTENTS

Table of Contents - Statement of Additional Information

THE TRUST

The Trust is a Delaware statutory trust organized under the laws of the State of Delaware on October 3, 1996, and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company.  The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) permits the Trust’s Board of Trustees (the “Board” or the “Trustees”) to issue an unlimited number of full and fractional shares of beneficial interest, par value $0.01 per share, which may be issued in any number of series.  The Trust consists of various series that represent separate investment portfolios.  The Board may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series.  This SAI relates only to the Funds.

The Partners Fund commenced operations on December 31, 2009.  The Outliers Fund and Cornerstone Fund commenced operations on December 31, 2014.

Registration with the SEC does not involve supervision of the management or policies of the Funds.  The Prospectus of the Funds and this SAI omit certain of the information contained in the Registration Statement filed with the SEC.  Copies of such information may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at www.sec.gov.

INVESTMENT POLICIES

The discussion below supplements information contained in the Funds’ Prospectus as to the investment policies and risks of the Funds.

Diversification
The Funds are diversified under applicable federal securities laws.  This means that as to 75% of its total assets (1) no more than 5% may be invested in the securities of a single issuer, and (2) it may not hold more than 10% of the outstanding voting securities of a single issuer.  However, the diversification of a mutual fund’s holdings is measured at the time the fund purchases a security and if a Fund purchases a security and holds it for a period of time, the security may become a larger percentage of a Fund’s total assets due to movements in the financial markets.  If the market affects several securities held by the Funds, the Funds may have a greater percentage of its assets invested in securities of fewer issuers.  Accordingly, the Funds are subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite qualifying as diversified Funds.

Percentage Limitations
Whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of a Fund’s acquisition or sale of such security or other asset.  Accordingly, except with respect to borrowing and illiquid securities, any subsequent change in values, net assets or other circumstances will not be considered in determining whether an investment complies with the Funds’ investment policies and limitations.  In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by a Fund, a Fund may receive stock, real estate or other investments that a Fund would not, or could not buy.  If this happens a Fund would sell such investments as soon as practicable while trying to maximize the return to its shareholders.

Risks Associated With Recent Economic Events
The U.S. credit markets have been experiencing extreme volatility and disruption for more than five years. Instability in the credit markets has made it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations.  In particular, because of volatile conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.  These developments may increase the volatility of the value of securities owned by the Funds.  These developments may also make it more difficult for the Funds to accurately value their securities or to sell their securities on a timely basis.  These developments may also adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by the Funds to make payments of principal and interest when due, lead to lower credit ratings of issuers and increased defaults by issuers.  Such developments could, in turn, reduce the value of securities owned by the Funds and adversely affect the net asset value (“NAV”) of their shares.

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The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) significantly revises and expands the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators.  It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Funds or investments made by the Funds.  Possible regulatory actions taken under these revised and expanded powers may include actions related to financial consumer protection, proprietary trading and derivatives.  There is a risk that new and additional government regulation authorized by the Dodd-Frank Act could result in higher Fund costs and expenses.  Legislators and regulators in the United States are currently considering a wide range of proposals in addition to the Dodd-Frank Act that, if enacted, could result in major changes to the way banking operations are regulated.  In addition, the recent European debt crisis and related financial restructuring efforts have contributed to the instability in global credit markets.  The strength and duration of any economic recovery will be impacted by the European debt crisis and the reaction to any efforts to address the crisis.

Government Intervention In Financial Markets Risk
The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.  U.S. federal and state governments and foreign governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities in which the Funds invest, or the issuers of such securities, in ways that are unforeseeable.  Issuers of corporate securities might seek protection under the bankruptcy laws.  Legislation or regulation may also change the way in which the Funds themselves are regulated.  Such legislation or regulation could limit or preclude the Funds’ abilities to achieve their investment objectives.

The Funds may invest in the following types of investments, each of which is subject to certain risks, as discussed below:

Equity Securities
Common stocks, preferred stocks, convertible securities, rights, warrants and American Depositary Receipts (“ADRs”) are examples of equity securities in which the Funds may invest.

All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time.  Historically, the equity markets have moved in cycles and the value of the securities in a Fund’s portfolio may fluctuate substantially from day to day.  Owning an equity security can also subject a Fund to the risk that the issuer may discontinue paying dividends.

Common Stocks.  A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions.  In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which a Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to a Fund as a holder of common stock.  It is possible that all assets of that company will be exhausted before any payments are made to a Fund.

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Preferred Stocks.  Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets.  A preferred stock has a blend of the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.  Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Convertible Securities.  The Funds may invest in convertible securities.  Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation.  These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security).  As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates.  While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.  As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation.  In such situations, the Funds may have to pay more for a convertible security than the value of the underlying common stock.

Rights and Warrants.  The Funds may invest in rights and warrants.  A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock and it is issued at a predetermined price in proportion to the number of shares already owned.  Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the current market.  Warrants are options to purchase equity securities at a specific price for a specific period of time.  They do not represent ownership of the securities, but only the right to buy them.  Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them.  The value of warrants is derived solely from capital appreciation of the underlying equity securities.  Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

An investment in rights and warrants may entail greater risks than certain other types of investments.  Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer.  In addition, although their value is influenced by the value of the underlying security, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date.  Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Small- and Medium-Sized Companies
To the extent the Funds invest in the equity securities of small- and medium-sized companies, it will be exposed to the risks of smaller sized companies.  Small- and medium-sized companies may have narrower markets for their goods and/or services and may have more limited managerial and financial resources than larger, more established companies.  Furthermore, such companies may have limited product lines, services, markets, or financial resources or may be dependent on a small management group.  In addition, because these stocks may not be well-known to the investing public, do not have significant institutional ownership or are typically followed by fewer security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Funds.  As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.

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Investment Companies
The Funds may invest in shares of other registered investment companies, including exchange-traded funds (“ETFs”), money market mutual funds, and other mutual funds in pursuit of their investment objectives, in accordance with the limitations established under the Investment Company Act of 1940, as amended (the “1940 Act”).  This may include investments in money market mutual funds in connection with a Fund’s management of daily cash positions and for temporary defensive purposes.  Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.  By investing in another investment company, a Fund becomes a shareholder of that investment company.  As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with a Fund’s own operations.

Section 12(d)(1)(A) of the 1940 Act generally prohibits a fund from purchasing (1) more than 3% of the total outstanding voting stock of another fund; (2) securities of another fund having an aggregate value in excess of 5% of the value of the acquiring fund; and (3) securities of the other fund and all other funds having an aggregate value in excess of 10% of the value of the total assets of the acquiring funds.  There are some exceptions, however, to these limitations pursuant to various rules promulgated by the SEC.

In accordance with Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, the provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by a Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by a Fund and all affiliated persons of a Fund; and (ii) a Fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price including a sales load that exceeds the limits set forth in Rule 2830 of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) applicable to a fund of funds (i.e., 8.5%).  In accordance with Rule 12d1-1 under the 1940 Act, the provisions of Section 12(d)(1) shall not apply to shares of affiliated or unaffiliated money market funds purchased by a Fund, whether or not for temporary defensive purposes, provided that the Fund does not pay a sales charge, distribution fee or service fee as defined in Rule 2830 of the Conduct Rules of FINRA on acquired money market fund shares (or the Adviser must waive its advisory fees in amount necessary to offset any sales charge, distribution fee or service fee).

Exchange-Traded Funds.  ETFs are open-end investment companies whose shares are listed on a national securities exchange.  An ETF is similar to a traditional mutual fund, but trades at different prices during the day on a security exchange like a stock.  Similar to investments in other investment companies discussed above, a Fund’s investments in ETFs will involve duplication of advisory fees and other expenses since a Fund will be investing in another investment company.  In addition, a Fund’s investment in ETFs is also subject to its limitations on investments in investment companies discussed above.  To the extent a Fund invests in ETFs which focus on a particular market segment or industry, a Fund will also be subject to the risks associated with investing in those sectors or industries.  The shares of the ETFs in which a Fund will invest will be listed on a national securities exchange and a Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value (“NAV”) per share.

Table of Contents - Statement of Additional Information

As a purchaser of ETF shares on the secondary market, the Funds will be subject to the market risk associated with owning any security whose value is based on market price.  ETF shares historically have tended to trade at or near their NAV, but there is no guarantee that they will continue to do so.  Unlike traditional mutual funds, shares of an ETF may be purchased and redeemed directly from the ETFs only in large blocks (typically 50,000 shares or more) and only through participating organizations that have entered into contractual agreements with the ETF.  The Funds do not expect to enter into such agreements and therefore will not be able to purchase and redeem its ETF shares directly from the ETF.

Foreign Investments
The Funds may make investments in securities of non-U.S. issuers (“foreign securities”).  Each Fund reserves the right to invest up to 20% of each Fund’s net assets in Depositary Receipts (“DRs”), U.S. dollar-denominated securities, foreign securities and securities of companies incorporated outside the U.S.

Depositary Receipts. Depositary Receipts include ADRs, European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other forms of DRs.  DRs are receipts typically issued in connection with a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a non-U.S. company.

ADRs are depositary receipts for foreign securities denominated in U.S. dollars and traded on U.S. securities markets.  These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged.  These are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institutions.  Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying securities in their national market and currencies.  ADRs may be purchased through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

Risks of Investing in Foreign Securities.  Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors.  Individual economies of certain countries may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position.  The internal politics of certain foreign countries may not be as stable as those of the United States.  Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies.  Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest.  The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners.  Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Legal and Regulatory Matters.  Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

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Currency Fluctuations.  A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a DR’s underlying portfolio securities denominated in that currency.  Such changes will affect the Funds to the extent that the Funds are invested in DRs comprised of foreign securities.

Taxes.  The interest and dividends payable to the Funds on certain of a Fund’s foreign securities may be subject to foreign taxes or withholding, thus reducing the net amount of income available for distribution to Fund shareholders.  The Funds may not be eligible to pass through to its shareholders any tax credits or deductions with respect to such foreign taxes or withholding.

In considering whether to invest in the securities of a non-U.S. company, the Adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located.  The extent to which the Funds will be invested in non-U.S. companies, foreign countries and depositary receipts will fluctuate from time to time within any limitations described in the Prospectus, depending on the Adviser’s assessment of prevailing market, economic and other conditions.

Emerging Markets. The Outliers Fund may invest up to 20% of its net assets and the Partners Fund and Cornerstone Fund may invest up to 5% of its net assets, in foreign securities that may include securities of companies located in developing or emerging markets, which entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict an underlying fund’s investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

Options
The Funds may write call options on stocks if the calls are “covered” throughout the life of the option.  A call is “covered” if a Fund owns the optioned securities.  When a Fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period at a fixed exercise price regardless of market price changes during the call period.  If the call is exercised, a Fund will forgo any gain from an increase in the market price of the underlying security over the exercise price.

The Funds may purchase a call on securities to effect a “closing purchase transaction,” which is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by a Fund on which it wishes to terminate its obligation.  If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call previously written by a Fund expires (or until the call is exercised and a Fund delivers the underlying security).

Writing Call Options – When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date.

Call writers expect to profit if prices remain the same or fall.  The Funds could try to hedge against a decline in the value of securities it already owns by writing a call option.  If the price of that security falls as expected, a Fund would expect the option to expire and the premium it received to offset the decline of the security’s value.  However, a Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

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The Funds are permitted only to write covered options.  The Funds can cover a call option by owning:

•	The underlying security (or securities convertible into the underlying security without additional consideration);
•	A call option on the same security with the same or lesser exercise price;
•	A call option on the same security with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or
•	Cash or liquid securities equal to at least the market value of the optioned securities.

Risks of Derivatives – While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks.  For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions.  Derivatives may magnify a Fund’s gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative.  Purchasing derivatives for purposes other than hedging could expose the Funds to greater risks.

Derivative Management Risk – If the Adviser incorrectly predicts stock market and interest rate trends, the Funds may lose money by investing in derivatives.  For example, if the Funds were to write a call option based on its Adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Funds could be required to sell the security upon exercise at a price below the current market price.

Government Obligations
The Funds may make short-term investments in U.S. Government obligations.  Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association (“GNMA”), Export Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and the Student Loan Marketing Association.

Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury Department; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.  No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

The Funds may invest in sovereign debt obligations of foreign countries.  A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which it may be subject.  Emerging market governments could default on their sovereign debt.  Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt.  The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.  Failure to meet such conditions could result in the cancellation of such third parties’ commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debt in a timely manner.

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When-Issued Securities
The Funds may purchase securities on a when-issued basis, for payment and delivery at a later date, generally within one month.  The price and yield are generally fixed on the date of commitment to purchase, and the value of the security is thereafter reflected in a Fund’s NAV.  During the period between purchase and settlement, no payment is made by the Funds and no interest accrues to the Funds.  At the time of settlement, the market value of the security may be more or less than the purchase price.

Corporate Debt Securities
The Cornerstone Fund may invest up to 50% of its net assets in fixed-income securities of any maturity while the Partners Fund and Outliers Fund may invest up to 25% of its net assets in fixed-income securities of any maturity.  Up to 50% of the Cornerstone Fund’s net assets and up to 10% of the Partners Fund and the Outliers Fund’s net assets, may be invested in corporate debt securities rated at least “investment grade” by one or more recognized statistical ratings organizations, such as Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”).  Up to 5% of a Fund’s net assets may be invested in debt securities rated below investment grade.  Bonds rated below BBB by S&P or Baa by Moody’s, commonly referred to as “junk bonds,” typically carry higher coupon rates than investment grade bonds, but also are described as speculative by both S&P and Moody’s and may be subject to greater market price fluctuations, less liquidity and greater risk of income or principal including greater possibility of default and bankruptcy of the issuer of such securities than more highly rated bonds.  Lower-rated bonds also are more likely to be sensitive to adverse economic or company developments and more subject to price fluctuations in response to changes in interest rates.  The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets.  During periods of economic downturn or rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default.

Ratings of debt securities represent the rating agencies’ opinions regarding their quality, are not a guarantee of quality and may be reduced after a Fund has acquired the security.  If a security’s rating is reduced while it is held by a Fund, the Adviser will consider whether a Fund should continue to hold the security but is not required to dispose of it.  Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value.  Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial conditions may be better or worse than the rating indicates.  The ratings for corporate debt securities are described in Appendix A.

Illiquid Securities
As a non-principal strategy, each Fund may hold up to 15% of its net assets in securities that are illiquid, which means that there may be legal or contractual restrictions on their disposition, or that there are no readily available market quotations for such a security.  Illiquid securities present the risks that the Funds may have difficulty valuing these holdings and/or may be unable to sell these holdings at the time or price desired.  There are generally no restrictions on a Fund’s ability to invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act of 1933, as amended (the “Securities Act”)), except to the extent such securities may be considered illiquid.  Securities issued pursuant to Rule 144A of the Securities Act (“Rule 144A securities”) will be considered liquid if determined to be so under procedures adopted by the Board of Trustees.  The Adviser is responsible for making the determination as to the liquidity of restricted securities (pursuant to the procedures adopted by the Board of Trustees).  The Adviser will determine a security to be illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at the value at which the Funds have valued the security.  Factors considered in determining whether a security is illiquid may include, but are not limited to: the frequency of trades and quotes for the security; the number of dealers willing to purchase and sell the security and the number of potential purchasers; the number of dealers who undertake to make a market in the security; the nature of the security, including whether it is registered or unregistered, and the market place; whether the security has been rated by a nationally recognized statistical rating organization (“NRSRO”); the period of time remaining until the maturity of a debt instrument or until the principal amount of a demand instrument can be recovered through demand; the nature of any restrictions on resale; and with respect to municipal lease obligations and certificates of participation, there is reasonable assurance that the obligation will remain liquid throughout the time the obligation is held and, if unrated, an analysis similar to that which would be performed by an NRSRO is performed.  If a restricted security is determined to be liquid, it will not be included within the category of illiquid securities.  Investing in Rule 144A securities could have the effect of increasing the level of a Fund’s illiquidity to the extent that a Fund, at a particular point in time may be unable to find qualified institutional buyers interested in purchasing the securities.  The Funds are permitted to sell restricted securities to qualified institutional buyers.

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Borrowing
Though the Funds do not currently intend to borrow money, the Funds are authorized to borrow money from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions, and not for the purpose of leveraging its investments, in amounts not to exceed at any time 33-1/3% of the value of its total assets at the time of such borrowings, as allowed under the 1940 Act.  The use of borrowing by a Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies.  Since substantially all of a Fund’s assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of each Fund’s agreement with its lender, the NAV per share of a Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if a Fund did not borrow.  In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds.  Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Short-Term, Temporary, and Cash Investments
The Funds may invest in any of the following securities and instruments:

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits.  The Funds may acquire certificates of deposit, bankers’ acceptances and time deposits.  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Certificates of deposit and bankers’ acceptances acquired by the Funds will be dollar denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.  If a Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. domestic issuers.  See “Foreign Investments” above.  Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

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Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged.  In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions.  General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness.  However, such laws and regulations do not necessarily apply to foreign bank obligations that the Funds may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objectives and policies stated above and in its Prospectus, the Funds may make interest bearing time or other interest bearing deposits in commercial or savings banks.  Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. The Funds may invest in certificates of deposit (interest bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. The Funds may invest a portion of its assets in commercial paper and short-term notes.  Commercial paper consists of unsecured promissory notes issued by corporations.  Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality.  These rating symbols are described in Appendix B.

INVESTMENT RESTRICTIONS

The Trust (on behalf of the Funds) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority of the Fund’s outstanding voting securities” as defined in the 1940 Act.  Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Funds.
The Funds may not:

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1.
With respect to 75% of its total assets, invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer.  (Does not apply to investments in the securities of other investment companies or securities of the U.S. Government, its agencies or instrumentalities.)

2.	Borrow money, except as permitted under the 1940 Act.

3.	Issue senior securities, except as permitted under the 1940 Act.

4.
Engage in the business of underwriting securities, except to the extent that the Funds may be considered an underwriter within the meaning of the Securities Act in the disposition of restricted securities.

5.
Invest 25% or more of the market value of its total assets in the securities of companies engaged in any one industry.  (Does not apply to investments in the securities of other investment companies or securities of the U.S. Government, its agencies or instrumentalities.)

6.
Purchase or sell real estate, which term does not include securities of companies which deal in real estate and/or mortgages or investments secured by real estate, or interests therein, except that the Funds reserve freedom of action to hold and to sell real estate acquired as a result of a Fund’s ownership of securities.

7.	Purchase or sell physical commodities or contracts relating to physical commodities.

8.	Make loans to others, except as permitted under the 1940 Act.

The Funds observe the following policies, which are not deemed fundamental and which may be changed without shareholder vote.  The Funds may not:

1.	Invest in any issuer for purposes of exercising control or management.

2.	Purchase securities on margin or make short sales.

3.	Invest in securities of other investment companies, except as permitted under the 1940 Act.

4.	Hold, in the aggregate, more than 15% of its net assets in illiquid securities.

5.	Lend portfolio securities.

PORTFOLIO TURNOVER

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action.  Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.

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High portfolio turnover generally results in the distribution of short-term capital gains which are taxed at the higher ordinary income tax rates.

The following table shows the Partners Fund’s portfolio turnover rate for the fiscal years shown:

Portfolio Turnover Rate Fiscal Year Ended September 30,
2014(1)	2013
23.10%	27.82%
(1) The Outliers Fund and the Cornerstone Fund commenced operations on December 31, 2014.

PORTFOLIO HOLDINGS POLICY

The Adviser and the Funds maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds.  These portfolio holdings disclosure policies have been approved by the Board.  Disclosure of each Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual report and semi-annual report to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

Pursuant to the Trust’s portfolio holdings disclosure policies, information about each Fund’s portfolio holdings is not distributed to any person unless:

•	The disclosure is required pursuant to a regulatory request, court order or is legally required in the context of other legal proceedings;

•
The disclosure is made to a mutual fund rating and/or ranking organization, or person performing similar functions, who is subject to a duty of confidentiality, including a duty not to trade on any non-public information;

•
The disclosure is made to internal parties involved in the investment process, administration, operation or custody of the Funds, including, but not limited to U.S. Bancorp Fund Services, LLC (“USBFS”) and the Trust’s Board of Trustees, attorneys, auditors or accountants;

•	The disclosure is made: (a) in connection with a quarterly, semi-annual or annual report that is available to the public; or (b) relates to information that is otherwise available to the public; or

•	The disclosure is made with the prior written approval of either the Trust’s Chief Compliance Officer (“CCO”) or his or her designee.

Certain of the persons listed above receive information about each Fund’s portfolio holdings on an ongoing basis.  The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information and operate in the best interest of the Funds’ shareholders.  These persons include:

•	A mutual fund rating and/or ranking organization, or person performing similar functions, who is subject to a duty of confidentiality, including a duty not to trade on any non-public information;

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•
Rating and/or ranking organizations, specifically: Lipper; Morningstar; Standard & Poor’s; Bloomberg; Vickers-Stock Research Corporation; Thomson Financial; and Capital-Bridge, all of which currently receive such information on the 45th day following the end of a calendar quarter; or

•
Internal parties involved in the investment process, administration, operation or custody of the Funds, specifically: USBFS; the Trust’s Board of Trustees; the Trust’s attorneys and accountants (currently, Paul Hastings LLP (“Paul Hastings”) and Tait, Weller & Baker LLP, respectively); InvestCloud Inc. (provider of trade order and portfolio management tools) and Conifer Group, LLC and Conifer Assets Solutions LLC (providers of trade order management and automated trade reconciliation processes), all of which typically receive such information after it is generated.

Any disclosures to additional parties not described above is made with the prior written approval of either the Trust’s CCO or his or her designee, pursuant to the Trust’s Policy and Procedures Regarding Disclosure of Portfolio Holdings.

The CCO or designated officer of the Trust will approve the furnishing of non-public portfolio holdings to a third party only if they consider the furnishing of such information to be in the best interest of the Funds and their shareholders and if no material conflict of interest exists regarding such disclosure between shareholders interest and those of the Adviser, Distributor or any affiliated person of the Funds.  No consideration may be received by the Funds, the Adviser, any affiliate of the Adviser or their employees in connection with the disclosure of portfolio holdings information.  The Board receives and reviews annually a list of the persons who receive non-public portfolio holdings information and the purpose for which it is furnished.

MANAGEMENT

The overall management of the Trust’s business and affairs is invested with its Board.  The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Adviser, Administrator, Custodian and Transfer Agent, each as defined below.  The day-to-day operations of the Trust are delegated to its officers, subject to the Funds’ investment objectives, strategies and policies and to the general supervision of the Board.  The Trustees and officers of the Trust, their ages and positions with the Trust, terms of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held are set forth in the table below.

Independent Trustees(1)
Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years(3)
Gail S. Duree (age 68) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since March 2014.	Director, Alpha Gamma Delta Housing Corporation (collegiate housing management) (2012 to present); Trustee and Chair (2000 to 2012), New Covenant Mutual Funds (1999-2012); Director and Board Member, Alpha Gamma Delta Foundation (philanthropic organization) (2005 to 2011).	3	Trustee, Advisors Series Trust (for series not affiliated with the Funds); Independent Trustee from 1999 to 2012, New Covenant Mutual Funds.

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Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years(3)
Donald E. O’Connor (age 78) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since February 1997.	Retired; former Financial Consultant and former Executive Vice President and Chief Operating Officer of ICI Mutual Insurance Company (until January 1997).	3	Trustee, Advisors Series Trust (for series not affiliated with the Funds); Trustee, The Forward Funds (31 portfolios).

George Rebhan (age 80) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since May 2002.	Retired; formerly President, Hotchkis and Wiley Funds (mutual funds) (1985 to 1993).	3	Trustee, Advisors Series Trust (for series not affiliated with the Funds); Independent Trustee from 1999 to 2009, E*Trade Funds.

George T. Wofford (age 75) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since February 1997.	Retired; formerly Senior Vice President, Federal Home Loan Bank of San Francisco.	3	Trustee, Advisors Series Trust (for series not affiliated with the Funds).

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Interested Trustee
Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees(2)	Other Directorships Held During Past Five Years(3)
Joe D. Redwine(4) (age 67) 615 E. Michigan Street Milwaukee, WI 53202	Interested Trustee	Indefinite term since September 2008.	President, CEO, U.S. Bancorp Fund Services, LLC since May 1991.	3	Trustee, Advisors Series Trust (for series not affiliated with the Funds).

Officers
Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Joe D. Redwine (age 67) 615 E. Michigan Street Milwaukee, WI 53202	Chairman and Chief Executive Officer	Indefinite term since September 2007.	President, CEO, U.S. Bancorp Fund Services, LLC (May 1991 to present).

Douglas G. Hess (age 47) 615 E. Michigan Street Milwaukee, WI 53202	President and Principal Executive Officer	Indefinite term since June 2003.	Senior Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (March 1997 to present).

Cheryl L. King (age 53) 615 E. Michigan Street Milwaukee, WI 53202	Treasurer and Principal Financial Officer	Indefinite term since December 2007.	Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (October 1998 to present).

Kevin J. Hayden (age 43) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite term since September 2013.	Assistant Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (June 2005 to present).

Albert Sosa (age 44) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite term since September 2013.	Assistant Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (June 2004 to present).

Michael L. Ceccato (age 57) 615 E. Michigan Street Milwaukee, WI 53202	Vice President, Chief Compliance Officer and AML Officer	Indefinite term since September 2009.	Senior Vice President, U.S. Bancorp Fund Services, LLC (February 2008 to present).

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Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Michelle M. Nelson, Esq. (age 44) 615 E. Michigan Street Milwaukee, WI 53202	Secretary	Indefinite term since January 2015.
Vice President and Counsel, U.S. Bancorp Fund Services, LLC (November 2013 to present); Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (December 2004 to November 2013).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of December 31, 2014, the Trust was comprised of 47 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds (collectively, the “Poplar Forest Funds”).  The Poplar Forest Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC which acts as principal underwriter to the series of the Trust.

Additional Information Concerning Our Board of Trustees

The Role of the Board
The Board provides oversight of the management and operations of the Trust.  Like all mutual funds, the day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust, such as the Trust’s investment advisers, distributor, administrator, custodian, and transfer agent, each of whom are discussed in greater detail in this SAI.  The Board approves all significant agreements between the Trust and its service providers, including the agreements with the advisers, distributor, administrator, custodian and transfer agent.  The Board has appointed various senior individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations.  In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations.  The Board has appointed a CCO who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters.  Some of these reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent Trust operations.  From time to time one or more members of the Board may also meet with Trust officers in less formal settings, between formal “Board Meetings”, to discuss various topics.  In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Leadership Structure
The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function.  It has established three standing committees, an Audit Committee, a Nominating Committee, and a Qualified Legal Compliance Committee (the “QLCC”), which are discussed in greater detail under “Board Committees”, below.  Currently, more than seventy-five percent (75%) of the members of the Board are Independent Trustees, which are Trustees that are not affiliated with the Adviser or its affiliates or any other investment adviser in the Trust, and each of the Audit Committee, Nominating Committee, and QLCC are comprised entirely of Independent Trustees.  The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust.

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The Chairman of the Board is the Chief Executive Officer of the Trust and a Trustee; he is an “interested person” of the Trust, as defined by the 1940 Act, by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Trust’s Distributor and principal underwriter.  He is also the President and CEO of the Administrator to the Trust.  The President and Principal Executive Officer of the Trust is not a Trustee, but rather is a senior employee of the Administrator who routinely interacts with the unaffiliated investment advisers of the Trust and comprehensively manages the operational aspects of the funds in the Trust.  The Trust has appointed George J. Rebhan as lead Independent Trustee, who acts as a liaison with the Trust’s service providers, officers, legal counsel, and other Trustees between meetings, helps to set Board meeting agendas, and serves as chair during executive sessions of the Independent Trustees.

The Board reviews its structure annually.  The Trust has determined that it is appropriate to separate the Principal Executive Officer and Board Chairman positions because the day-to day responsibilities of the Principal Executive Officer are not consistent with the oversight role of the Trustees and because of the potential conflict of interest that may arise from the Administrator’s duties with the Trust.  The Board has also determined that appointment of a lead Independent Trustee, the function and composition of the Audit Committee, the Nominating Committee, and the QLCC are appropriate means to address any potential conflicts of interest that may arise from the Chairman’s status as an Interested Trustee.  Given the specific characteristics and circumstances of the Trust as described above, the Trust has determined that the Board’s leadership structure is appropriate.

Board Oversight of Risk Management
As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel.  Because risk management is a broad concept comprised of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways.  For example, the Audit Committee meets regularly with the CCO to discuss compliance and operational risks.  The Audit Committee also meets with the Treasurer and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function.  The full Board receives reports from the Adviser and portfolio managers as to investment risks as well as other risks that may be also discussed in Audit Committee.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills
The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure.  Each of the Trustees has substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and access information provided to them.  Certain of these business and professional experiences are set forth in detail in the table above.  In addition, the majority of the Trustees have served on boards for organizations other than the Trust, as well as having served on the Board of the Trust for a number of years.  They therefore have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust.  The Board annually conducts a ‘self-assessment’ wherein the effectiveness of the Board and individual Trustees is reviewed.

In addition to the information provided in the table above, below is certain additional information concerning each particular Trustee and certain of their Trustee Attributes. The information provided below, and in the table above, is not all-inclusive.  Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests.  In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

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Gail S. Duree.  Ms. Duree has served as a trustee and chair on a mutual fund board and is experienced in financial, accounting and investment matters through her experience as past audit committee chair of a mutual fund complex as well as through her service as Treasurer of a major church from 1999 to 2009.  Ms. Duree also serves as director of a collegiate housing management company and has served as a director of a philanthropic organization where she sat as chair of the finance committee.  Ms. Duree serves as the Trust’s Audit Committee Financial Expert.

Donald E. O’Connor.  Mr. O’Connor has served on a number of mutual fund boards and is experienced with financial, accounting, investment and regulatory matters through his prior service as a trustee of The Forward Funds, Inc. and his prior position as Chief of the Branch of Market Surveillance at the SEC.  Mr. O’Connor also has substantial experience in mutual fund operations through senior positions at industry trade associations, including Vice President of Operations for the Investment Company Institute covering accounting, transfer agent and custodian industry functions and Chief Operating Officer of ICI Mutual, a captive insurance company focused exclusively on the insurance needs of mutual funds, their directors, officers, and advisers.

George J. Rebhan.  Mr. Rebhan has served on a number of mutual fund boards and is experienced with financial, accounting, investment and regulatory matters through his prior service as a trustee of E*Trade Funds and as President of the Hotchkis and Wiley mutual fund family.  Mr. Rebhan also has substantial investment experience through his former association with a registered investment adviser.

Joe D. Redwine.  Mr. Redwine has substantial mutual fund experience and is experienced with financial, accounting, investment and regulatory matters through his position as President and CEO of U.S. Bancorp Fund Services, LLC, a full service provider to mutual funds and alternative investment products.  In addition, he has extensive experience consulting with investment advisers regarding the legal structure of mutual funds, distribution channel analysis and actual distribution of those funds.

George T. Wofford.  Mr. Wofford is experienced in financial, accounting, regulatory and investment matters through his executive experience as a Senior Vice President of Federal Home Loan Bank of San Francisco (“FHLB-SF”) where he was involved with the development of FHLB-SF’s information technology infrastructure as well as legal and regulatory financial reporting.

Board Committees
The Trust has established the following three standing committees and the membership of each committee to assist in its oversight functions, including its oversight of the risks the Trust faces: the Audit Committee, the QLCC, and the Nominating Committee.  There is no assurance, however, that the Board’s committee structure will prevent or mitigate risks in actual practice.  The Trust’s committee structure is specifically not intended or designed to prevent or mitigate the Funds’ investment risks.  The Funds are designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

The Audit Committee is comprised of all of the Independent Trustees.  It does not include any interested Trustees.  Ms. Duree is the chairperson of the Audit Committee.  The Audit Committee typically meets once per year with respect to the various series of the Trust.  The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or the Funds’ financial statements and to ensure the integrity of the Funds’ pricing and financial reporting.  The Audit Committee met one time with respect to the Partners Fund during the fiscal year ended September 30, 2014.

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The Audit Committee also serves as the QLCC for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”).  An issuer’s attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities).  The QLCC Committee meets only as necessary and did not meet with respect to the Partners Fund during the fiscal year ended September 30, 2014.

The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary.  Ms. Duree and Messrs. O’Connor, Rebhan and Wofford comprise the Nominating Committee.

The Nominating Committee will consider nominees recommended by shareholders.  Recommendations for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s By-Laws.  In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive offices of the Trust between 120 and 150 days prior to the shareholder meeting at which any such nominee would be voted on.  The Nominating Committee met twice with respect to the Partners Fund during the fiscal year ended September 30, 2014.

Additionally, the Trust’s Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of representatives from the Administrator’s staff.  The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available.  Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board.  The Valuation Committee meets as needed.  The Valuation Committee did not meet with respect to the Partners Fund during the fiscal year ended September 30, 2014.

Trustee Ownership of Fund Shares and Other Interests
The following table shows the amount of shares in the Funds and the amount of shares in the aggregate owned by the Trustees as of the calendar year ended December 31, 2014.

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Name of Trustee	Dollar Range of Equity Securities in the Partners Fund	Dollar Range of Equity Securities in the Outliers Fund	Dollar Range of Equity Securities in the Cornerstone Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
(None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $100,000)
Independent Trustees
Gail S. Duree	None	None	None	None
Donald E. O’Connor	None	None	None	None
George J. Rebhan	$50,001-$100,000	None	None	$50,001-$100,000
George T. Wofford	None	None	None	None
Interested Trustee
Joe D. Redwine	None	None	None	None

As of December 31, 2014, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Adviser, the Distributor, as defined below, or an affiliate of the Adviser or Distributor.  Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their affiliates.  In addition, during the  two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser, the Distributor or any affiliate thereof was a party.

Compensation
Effective January 1, 2015, the Independent Trustees each receive an annual retainer of $70,000 per year allocated among each of the various portfolios comprising the Trust, an additional $5,000 per regularly scheduled Board meeting, and an additional $500 per special telephonic meeting paid by the Trust or applicable advisors/portfolios, as well as reimbursement for expenses incurred in connection with attendance at Board meetings.    The lead Independent Trustee and chair of the Audit Committee each receive a separate annual fee of $10,000 and $5,000, respectively, provided that the separate fee for the chair of the Audit Committee will be waived if the same individual serves as both lead Independent Trustee and Audit Committee chair.  The Trust has no pension or retirement plan.  No other entity affiliated with the Trust pays any compensation to the Trustees.  Set forth below is the compensation received by the Independent Trustees from the Partners Fund for the fiscal year ended September 30, 2014.

	Aggregate Compensation from the Partners Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Trustees(2)
Name of Independent Trustee
Gail S. Duree(3)	$1,507	None	None	$1,507
Donald E. O’Connor	$2,349	None	None	$2,349
George J. Rebhan	$2,674	None	None	$2,674

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Aggregate Compensation from the Partners Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Trustees(2)
George T. Wofford	$2,415	None	None	$2,415
Name of Interested Trustee
Joe D. Redwine	$0	None	None	$0
(1)	For the Partners Fund’s fiscal year ended September 30, 2014.
(2)
There are currently numerous portfolios comprising the Trust.  The term “Fund Complex” applies only to the Partners Fund for the purposes of this table as the Outliers Fund and Cornerstone Fund commenced operations after the fiscal year ended September 30, 2014.  For the fiscal year ended September 30, 2014, aggregate Independent Trustees’ fees and expenses for the Trust were $272,542.

(3)
Effective March 1, 2014, Ms. Duree was appointed to the position of Independent Trustee.  As such, aggregate compensation from the Partners Fund and total compensation from the Fund Complex for Ms. Duree were accrued from March 1, 2014 through September 30, 2014.

Set forth below is the anticipated compensation to be received by the Independent Trustees from the Outliers Fund and the Cornerstone Fund for the fiscal period ending September 30, 2015.

	Anticipated Aggregate Compensation from the Funds(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Anticipated Total Compensation from Fund Complex Paid to Trustees(1)(2)
Name of Independent Trustee
Gail S. Duree	$2,913	None	None	$6,243
Donald E. O’Connor	$2,769	None	None	$5,933
George J. Rebhan	$3,058	None	None	$6,554
George T. Wofford	$2,769	None	None	$5,933
Name of Interested Trustee
Joe D. Redwine	$0	None	None	$0
(1)	For the Outliers and Cornerstone Funds’ fiscal period ending September 30, 2015.
(2)
There are currently numerous portfolios comprising the Trust.  The term “Fund Complex” applies only to the Poplar Forest Funds.  For the fiscal period ending September 30, 2015, aggregate Independent Trustees’ fees and expenses for the Trust are estimated in an amount of $395,000.

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted Proxy Voting Policies and Procedures (the “Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight.  The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Funds and their shareholders.  The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Policies and a record of each proxy voted by the Adviser on behalf of the Funds, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

The Adviser will vote proxies based on its view of what is best for the long-term investors in the companies in question.  The Adviser maintains written policies and procedures regarding proxy voting and makes appropriate disclosures about its proxy policy and practice.  The policy and practice include the responsibility to monitor corporate actions, receive and vote client proxies, and disclose any potential conflicts of interest as well as information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

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Voting Guidelines
The Adviser will vote proxies in accordance with its view of the long term best interests of the company’s shareholders, which, in the Adviser’s view, is in the best interests of its clients.  In the absence of specific voting guidelines from a client, the Adviser’s policy is to vote all proxies from a specific issuer the same way for all clients.

The Trust is required to file a Form N-PX, with each Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year.  Each Fund’s proxy voting record is available without charge, upon request, by calling toll-free 1-877-522-8860 and on the SEC’s website at www.sec.gov.

CONTROL PERSONS, PRINCIPAL SHAREHOLDERS,
AND MANAGEMENT OWNERSHIP

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Funds.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Funds.

As of December 31, 2014, the following shareholders were considered to be either a control person or principal shareholder of the Funds:

Partners Fund – Class A

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	N/A	N/A	8.66%	Record

Partners Fund – Institutional Class

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Merrill Lynch Pierce Fenner & Smith, Inc. For Sole Benefit of Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	Merrill Lynch & Co., Inc.	DE	37.62%	Record

Charles Schwab & Co., Inc. Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105-1905	N/A	N/A	10.47%	Record

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Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
LPL Financial FBO Customer Accounts Attn: Mutual Funds Operations P.O. Box 509046 San Diego, CA 92150-9046	N/A	N/A	6.83%	Record

Outliers Fund – Class A

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Poplar Forest Capital, LLC 70 S. Lake Avenue, Suite 930 Pasadena, CA 91101-4938	N/A	N/A	100%	Beneficial

Outliers Fund – Institutional Class

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Stephen A. Burlingame Trust c/o Poplar Forest Capital, LLC 70 S. Lake Avenue, Suite 930 Pasadena, CA 91101-4938	N/A	N/A	84.22%	Beneficial

Daniel D. McGill c/o Poplar Forest Capital, LLC 70 S. Lake Avenue, Suite 930 Pasadena, CA 91101-4938	N/A	N/A	8.61%	Beneficial

Cornerstone Fund – Class A

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Poplar Forest Capital, LLC 70 S. Lake Avenue, Suite 930 Pasadena, CA 91101-4938	N/A	N/A	100%	Beneficial

Cornerstone Fund – Institutional Class

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Nancy G. Hatch Separate Property Trust c/o Poplar Forest Capital, LLC 70 S. Lake Avenue, Suite 930 Pasadena, CA 91101-4938	N/A	N/A	53.64%	Beneficial

Laurie Ann Gregg 2011 Trust c/o Poplar Forest Capital, LLC 70 S. Lake Avenue, Suite 930 Pasadena, CA 91101-4938	N/A	N/A	34.45%	Beneficial

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Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Poplar Forest Capital, LLC 70 S. Lake Avenue, Suite 930 Pasadena, CA 91101-4938	N/A	N/A	8.66%	Beneficial

Management Ownership Information. As of December 31, 2014, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of any class of the Funds.

CODES OF ETHICS

The Trust, the Adviser and the Distributor, as defined below, have each adopted separate Codes of Ethics under Rule 17j-1 of the 1940 Act.  These Codes of Ethics permit, subject to certain conditions, access persons of the Adviser and Distributor to invest in securities that may be purchased or held by the Funds.

THE FUNDS’ INVESTMENT ADVISER

Poplar Forest Capital, LLC, 70 South Lake Avenue, Suite 930, Pasadena, California 91101, acts as investment adviser to the Funds pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust.  Mr. J. Dale Harvey, a portfolio manager of the Cornerstone Fund, owns 79.8% of the Adviser and is therefore, a control person of the Adviser.

In consideration of the services to be provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from the Funds an investment management fee computed daily and payable monthly.  For the Partners Fund, the fees are calculated at an annual rate of 1.00% of average daily net assets for the first $250 million of assets, 0.80% of the Fund’s average daily net assets for the next $750 million of assets, and 0.60% of the Fund’s average daily net assets for assets in excess of $1 billion.  For the Outliers Fund, the fees are calculated at an annual rate of 1.00% of average daily net assets for the first $250 million of assets, 0.90% of the Fund’s average daily net assets for the next $750 million of assets, and 0.80% of the Fund’s average daily net assets for assets in excess of $1 billion.  For the Cornerstone Fund, the fees are calculated at an annual rate of 0.80% of average daily net assets for the first $250 million of assets, 0.70% of the Fund’s average daily net assets for the next $750 million of assets, and 0.60% of the Fund’s average daily net assets for assets in excess of $1 billion.

For the fiscal years shown below, the Partners Fund paid the following fees to the Adviser:

Fiscal Year Ended September 30,*
	2014	2013	2012
Management Fees Accrued	$3,849,143	$2,328,792	$1,603,548
Management Fees Waived	$573,464	$593,876	$522,848
Management Fees Recouped	—	—	—
Management Fees Paid	$3,275,679	$1,734,916	$1,080,700
* The Outliers Fund and Cornerstone Fund commenced operations on December 31, 2014.

After its initial two year term with respect to a Fund, the Advisory Agreement will continue in effect for successive annual periods so long as such continuation is specifically approved at least annually by the vote of (1) the Board (or a majority of the outstanding shares of the Fund), and (2) a majority of the Trustees who are not interested persons of any party to the Advisory Agreement, in each case, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement may be terminated at any time, without penalty, by either party to the Advisory Agreement upon a 60-day written notice and is automatically terminated in the event of its “assignment,” as defined in the 1940 Act.

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In addition to the management fees payable to the Adviser, the Funds are responsible for their own operating expenses, including: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Funds including all fees and expenses of its custodian and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily NAV per share and of maintaining its books of account required under the 1940 Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of a Fund’s shareholders and the Trust’s Board that are properly payable by the Funds; salaries and expenses of officers and fees and expenses of members of the Board or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser or Administrator; insurance premiums on property or personnel of the Funds which inure to their benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and the statement of additional information of the Funds or other communications for distribution to existing shareholders; legal counsel, auditing and accounting fees; trade association membership dues (including membership dues in the Investment Company Institute allocable to the Funds); fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Funds, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as otherwise prescribed in the Advisory Agreement.

Though the Funds are responsible for their own operating expenses, the Adviser has contractually agreed to waive a portion or all of the management fees payable to it by the Funds and/or to pay a Funds operating expenses to the extent necessary to limit a Fund’s aggregate annual operating expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) to the limits set forth in the Annual Fund Operating Expenses table of the Prospectus.  Any such waivers made by the Adviser in its management fees or payment of expenses which are the Funds’ obligation are subject to recoupment by the Adviser from the Funds, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the recoupment) does not exceed the applicable limitation on Fund expenses.  The Adviser is permitted to recoup only for management fee waivers and expense payments made in the previous three fiscal years.  Any such recoupment is also contingent upon the Board’s subsequent review and ratification of the recouped amounts.  Such recoupment may not be paid prior to a Fund’s payment of current ordinary operating expenses.

SERVICE PROVIDERS
Fund Administrator, Transfer Agent and Fund Accountant
Pursuant to an administration agreement (the “Administration Agreement”), U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the Administrator to the Funds.  USBFS provides certain services to the Funds including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV per share and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties.  In this capacity, USBFS does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

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For the fiscal years indicated below, the Partners Fund paid the following fees to the Administrator:

Fiscal Year Ended September 30,*
2014	2013	2012
$397,536	$251,294	$171,574
* The Outliers Fund and Cornerstone Fund commenced operations on December 31, 2014.

USBFS also is entitled to certain out-of-pocket expenses.  USBFS also acts as fund accountant, transfer agent (the “Transfer Agent”) and dividend disbursing agent under separate agreements.  Additionally, the Administrator provides CCO services to the Trust under a separate agreement.  The cost of the CCO services is allocated to the Funds and approved by the Board annually.

Custodian
Pursuant to a Custody Agreement between the Trust and U.S. Bank National Association, located at 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212 (the “Custodian”), the Custodian serves as the custodian of the Funds’ assets, holds the Funds’ portfolio securities in safekeeping, and keeps all necessary records and documents relating to its duties.  The Custodian is compensated with an asset-based fee plus transaction fees and is reimbursed for out-of-pocket expenses.

The Custodian and Administrator do not participate in decisions relating to the purchase and sale of securities by the Funds.  The Administrator, Transfer Agent, Custodian and the Funds’ Distributor (as defined below) are affiliated entities under the common control of U.S. Bancorp.  The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Funds may invest.

Independent Registered Public Accounting Firm and Legal Counsel
Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Funds, whose services include auditing each Fund’s financial statements and the performance of related tax services.

Paul Hastings LLP, 75 East 55th Street, New York, New York 10022, serves as legal counsel to the Trust.  Paul Hastings also serves as independent legal counsel to the Board of Trustees.

PORTFOLIO MANAGERS
Portfolio Managers of the Funds
Partners Fund and Cornerstone Fund
Mr. J. Dale Harvey is the portfolio manager principally responsible for the day-to-day management of the Partners Fund’s portfolio.

Outliers Fund
Mr. Stephen A. Burlingame is the portfolio manager principally responsible for the day-to-day management of the Outliers Fund’s portfolio.

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Cornerstone Fund
Mr. J. Dale Harvey and Mr. Derek Derman are the portfolio managers principally responsible for the day-to-day management of the Cornerstone Fund’s portfolio.

Other Accounts Managed
The following table shows the number of other accounts (not including the Funds) managed by the portfolio managers and the total assets in the accounts managed within various categories as of September 30, 2014:

Mr. J. Dale Harvey
Type of Accounts	Number of Accounts (Excluding the Funds)	Total Assets	Number of Accounts with Advisory Fee based on Performance	Total Assets
Registered Investment Companies	0	$0	0	$0
Other Pooled Investments	1	$72.3 million	0	$0
Other Accounts	524	$603.3 million	0	$0

Mr. Stephen Burlingame
Type of Accounts	Number of Accounts (Excluding the Funds)	Total Assets	Number of Accounts with Advisory Fee based on Performance	Total Assets
Registered Investment Companies	0	$0	0	$0
Other Pooled Investments*	1	$3.7 million	0	$0
Other Accounts	1	$82.1 million	0	$0
* The Other Pooled Investment account is the Outliers Fund, L.P., a limited partnership managed by the Adviser that converted into the Institutional Class of the Outliers Fund simultaneous with the commencement of the Fund’s investment operations on December 31, 2014.

Mr. Derek Derman
Type of Accounts	Number of Accounts (Excluding the Funds)	Total Assets	Number of Accounts with Advisory Fee based on Performance	Total Assets
Registered Investment Companies	0	$0	0	$0
Other Pooled Investments	0	$0	0	$0
Other Accounts	6	$204.2 million	0	$0

Material Conflicts of Interest.  Mr. Harvey, Mr. Burlingame, and Mr. Derman also manage other accounts for the Adviser, including other limited partnerships and other separate accounts.  There is a potential conflict should one of these funds/accounts be favored over another, but the intention of the Adviser is to treat all funds and accounts equally with respect to buy/sell orders and new investment opportunities.  The various funds are expected to hold generally the same securities in the same proportions.  Buy and/or sell orders will normally be placed concurrently for each Fund.  Any differences between the funds/accounts would be expected to arise from differential cash flows and/or tax strategies in the separate account.

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Compensation.  Mr. Harvey, Mr. Burlingame, and Mr. Derman all receive a fixed base salary, a discretionary bonus, and a share of the profits of the Adviser equal in proportion to each portfolio manager’s ownership of the firm.  Profitability of the Adviser is the main driver of each portfolio manager’s bonus.  The bonus and profit sharing plans are qualitatively based.  Payments are a function of firm profitability and each individual’s contribution to the Adviser’s success.

Fund Securities Owned by the Portfolio Managers.  As of September 30, 2014, Mr. Harvey beneficially owned shares of the Partners Fund in an amount in excess of $1,000,000.

EXECUTION OF PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Funds and which broker-dealers are eligible to execute the Funds’ portfolio transactions.  Purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Funds also may be made directly from issuers or from underwriters.  Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Funds will be holding, unless better executions are available elsewhere.  Dealers and underwriters usually act as principal for their own accounts.  Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price.  If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Adviser will seek best execution.  The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors.  In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Adviser that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services.  The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Agreement with the Funds, to be useful in varying degrees, but of indeterminable value.  Portfolio transactions may be placed with broker-dealers who sell shares of the Funds subject to rules adopted by FINRA and the SEC.

While it is the Funds’ general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Funds, when it is determined that more than one broker can deliver best execution, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Funds or to the Adviser.  The Adviser no longer uses “soft dollar” credits to pay for allowable expenses under Section 28(e) of the Securities and Exchange Act of 1934, as amended.

Investment decisions for each of the Funds are made independently from those of other client accounts or mutual funds managed or advised by the Adviser.  Nevertheless, it is possible that at times identical securities will be acceptable for both the Funds and one or more of such client accounts or mutual funds.  In such event, the position of the Funds and such client account(s) or mutual funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary.  However, to the extent any of these client accounts or mutual funds seek to acquire the same security as the Funds at the same time, the Funds may not be able to acquire as large a portion of such security as they desire, or they may have to pay a higher price or obtain a lower yield for such security.  Similarly, the Funds may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time.  If one or more of such client accounts or mutual funds simultaneously purchases or sells the same security that the Funds are purchasing or selling, each day’s transactions in such security will be allocated between the Funds and all such client accounts or mutual funds in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount of cash available for investment, the investment objective of the account, and the ease with which a client’s appropriate amount can be bought, as well as the liquidity and volatility of the account and the urgency involved in making an investment decision for the client.  It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Funds are concerned.  In other cases, however, it is believed that the ability of the Funds to participate in volume transactions may produce better executions for the Funds.

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For the fiscal years indicated below, the Partners Fund paid brokerage commissions as follows:

Fiscal Year Ended September 30,*
2014	2013	2012
$264,645	$190,036	$145,031
* The Outliers Fund and Cornerstone Fund commenced operations on December 31, 2014.

The Adviser does not enter into soft dollar or commission sharing arrangements with brokers.  The Adviser uses both execution-only brokers as well as full service brokers to execute the Funds’ trades as well as to execute trades for its other advisory accounts.  Full service brokerage firms may, as part of their services, provide research to the Adviser which it may use in connection with its management of the Funds or in connection with its management of other client accounts.  The Adviser generally directs approximately half of its trading volume to execution only brokers with the balance being directed to full-service firms.  The investment team periodically evaluates the quality of the brokerage and research received from all of the brokers used by the Adviser.  Lowest commission rate is one consideration, but not the only consideration, in evaluating brokers, as the Adviser also seeks best execution for client transactions.  The Adviser then establishes target allocations to brokers based on its evaluation of the quality of brokerage and other services provided by the broker.  Actual allocations may vary significantly from target allocations as each trade is considered independently when determining which broker is best able to provide best execution for that trade.

The Partners Fund owned securities in two of regular broker-dealers or their parent companies, JPMorgan Chase & Co. and Bank of America Corporation (parent of Merrill Lynch & Co., Inc.), in the amount of $15,361,200 and $16,197,500 at September 30, 2014.

MARKETING AND SUPPORT PAYMENTS

The Adviser, out of its own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments or other compensation to certain financial intermediaries who sell shares of the Funds.  Such payments may be divided into categories as follows:

Support Payments.  Payments may be made by the Adviser to certain financial intermediaries in connection with the eligibility of the Funds to be offered in certain programs and/or in connection with meetings between the Funds’ representatives and financial intermediaries and its sales representatives. Such meetings may be held for various purposes, including providing education and training about the Funds and other general financial topics to assist financial intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients.

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Entertainment, Conferences and Events.  The Adviser also may pay cash or non-cash compensation to sales representatives of financial intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainments; and/or (iii) sponsorship support for the financial intermediary’s client seminars and cooperative advertising.  In addition, the Adviser pays for exhibit space or sponsorships at regional or national events of financial intermediaries.

The prospect of receiving, or the receipt of additional payments or other compensation as described above by financial intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Funds, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments.  You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to a Fund’s shares.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Prospectus regarding the purchase and redemption of Fund shares.

How to Buy Shares
You may purchase shares of the Funds from securities brokers, dealers or financial intermediaries (collectively, “Brokers”).  Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged.  The Funds may enter into arrangements with certain Brokers whereby such Brokers are authorized to accept your order on behalf of the Funds.  If you transmit your order to these Brokers before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, shares will be purchased at the appropriate per share price (plus any applicable sales charge) next computed after it is received by the Financial Intermediary.  Investors should check with their Financial Intermediary to determine if it participates in these arrangements.

The public offering price of Fund shares is the NAV per share plus any applicable sales charge (load).  Shares are purchased at the public offering price next determined after the Transfer Agent receives your order in good order.  In most cases, in order to receive that day’s public offering price, the Transfer Agent must receive your order in good order before the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time.

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Funds’ shares and (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the Distributor such rejection is in the best interest of the Funds.

In addition to cash purchases, Fund shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities.  Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with the Funds’ objectives and otherwise acceptable to the Adviser and the Board.

Sales Charges and Dealer Reallowance
Class A shares of the Funds are retail shares that require that you pay a sales charge when you invest unless you qualify for a reduction or waiver of the sales charge.  Class A shares are also subject to Rule 12b-1 fees (or distribution and service fees) of up to 0.25% of average daily net assets that are assessed against the shares of the Funds.

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If you purchase Class A shares of the Funds you will pay the NAV next determined after your order is received plus a sales charge (shown in percentages below) depending on the amount of your investment.  The sales charge does not apply to shares purchased with reinvested dividends.  The sales charge is calculated as follows and the portion of the initial sales charge the Distributor re-allows to dealers is as shown in the far right column:

Investment Amount	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Dealer Reallowance
Less than $50,000	5.00%	5.26%	4.50%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $749,999	2.00%	2.04%	1.50%
$750,000 to $999,999	1.50%	1.52%	1.00%
$1 million or more(2)	0.00%	0.00%	0.75%
(1)
Offering price includes the front-end sales load.  The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

(2)
Class A shares that are purchased at NAV in amounts of $1 million or more may be assessed a 0.75% CDSC if they are redeemed within twelve months from the date of purchase.  See “More about Class A Shares” in the statutory Prospectus for further information.

The difference between the total amount invested and the sum of (a) the net proceeds to the Funds and (b) the dealer reallowance, is the amount of the initial sales charge retained by the Distributor (also known as the “underwriter concession”).  At the discretion of the Distributor, up to 80% of the underwriter concessions retained by the Distributor may be (1) used to offset the compensation owed to the Distributor for its services, and/or (2) made available by the Distributor to the Funds for pre-approved marketing expenses.  In addition to the underwriter concession retained by the Distributor, the Distributor retains the entire initial sales charge on accounts with no authorized dealer of record.

Breakpoints/Volume Discounts and Sales Charge Waivers
Reducing Your Sales Charge.  You may be able to reduce the sales charge on Class A shares of the Funds based on the combined market value of your accounts.  If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

•	You pay no sales charges on Fund shares you buy with reinvested distributions.

•	You pay a lower sales charge if you are investing an amount over a specific breakpoint level as indicated by the above table.

•	You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of Class A shares within 120 days of the date of the redemption.

•
By signing a Letter of Intent (LOI), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months.  Any shares purchased within 90 days of the date you sign the LOI may be used as credit towards completion, but the reduced sales charge will only apply to new purchases made on or after that date.  Reinvested dividends and capital gains do not count as purchases made during this period.  The Transfer Agent will hold in escrow shares equal to approximately 5% of the amount you say you intend to buy.  If you do not invest the amount specified in the LOI before the expiration date, the Transfer Agent will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid.  Otherwise, the Transfer Agent will release the escrowed shares when you have invested the agreed amount.  For example, an investor has $25,000 to invest in a Fund, but intends to invest an additional $2,000 per month for the next 13 months for a total of $51,000.  Based on the above breakpoint schedule, by signing the LOI, the investor pays a front-end load of 4.50% rather than 5.00%.  If the investor fails to meet the intended LOI amount in the 13-month period, however, the Funds will charge the higher sales load retroactively.

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•
Rights of Accumulation (“ROA”) allow you to combine Class A shares you already own in order to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A shares.  The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A shares of the Funds already owned and adding the dollar amount of your current purchase.  For example, an individual has a $55,000 investment in a Fund, which was sold with a 4.50% front-end load.  The investor intends to open a second account and purchase $50,000 of the Funds.  Using ROA, the new $50,000 investment is combined with the existing $55,000 investment to reach the $100,000 breakpoint, and the sales charge on the new investment is 3.50% (rather than the 4.50% for a single transaction amount).

Eligible Accounts.  Certain accounts may be aggregated for ROA eligibility, including your current investment in a Fund, and previous investments you and members of your primary household group have made in a Fund, provided your investment was subject to a sales charge.  (Your primary household group consists of you, your spouse, child, stepchild, parent, sibling, grandchild and grandparent, in each case including in-law and adoptive relationships.)  Specifically, the following accounts are eligible to be included in determining the sales charge on your purchase, if a sales charge has been paid on those purchases:

•	Individual or joint accounts held in your name;
•	Trust accounts for which you or a member of your primary household group, individually, is the beneficiary; and
•	Accounts held in the name of you or your spouse’s sole proprietorship or single owner limited liability company or S corporation.

The following accounts are not eligible to be included in determining ROA eligibility:

•	Investments in Class A shares where the sales charge was waived.

Waiving Your Sales Charge.  The Funds’ Adviser reserves the right to waive the sales charges for certain groups or classes of shareholders.  If you fall into any of the following categories, you can buy Class A shares at NAV per share without a sales charge:

•	Current and retired employees, directors/trustees and officers of:
i.	The Trust; and
ii.	The Adviser and its affiliates;
iii.	Family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of (i)-(ii); and

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•	Any trust, pension, profit sharing or other benefit plan for current employees, directors/trustees and officers of the Adviser and its affiliates;

•	Current employees of:
i.	The Transfer Agent;
ii.	broker-dealers who act as selling agents for the Funds/Trust;
iii.	family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of (i)-(ii);

•
Qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Distributor that allows for load-waived Class A shares purchases; and

•
Certain qualified employee benefit plans or savings plans, including, but not limited to, those plans qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code, profit-sharing plans and money purchase pension plans.

The Trust also reserves the right to enter into agreements that reduce or eliminate sales charges for other groups or classes of shareholders, including for Fund shares included in other investment plans such as “wrap accounts.”  If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account.  Those terms and conditions may supersede the terms and conditions discussed here.  Contact your Broker for further information.

How to Sell Shares and Delivery of Redemption Proceeds
You can sell your Fund shares any day the NYSE is open for regular trading, either directly to the Funds or through your Financial Intermediary.

Payments to shareholders for shares of the Funds redeemed directly from the Funds will be made as promptly as possible, but no later than seven days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Funds may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Funds’ shareholders.  Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Funds’ portfolio securities at the time of redemption or repurchase.

Telephone Redemptions
Shareholders with telephone transaction privileges established on their account may redeem Fund shares up to $100,000 by telephone.  Upon receipt of any instructions or inquiries by telephone from the shareholder, the Funds or their authorized agents may carry out the instructions and/or respond to the inquiry consistent with the shareholder’s previously established account service options.  For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners.  In acting upon telephone instructions, the Funds and their agents use procedures that are reasonably designed to ensure that such instructions are genuine.  These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.

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USBFS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine.  If USBFS fails to employ reasonable procedures, the Funds and USBFS may be liable for any losses due to unauthorized or fraudulent instructions.  If these procedures are followed, however, to the extent permitted by applicable law, neither the Funds nor their agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request.  For additional information, contact USBFS.

DETERMINATION OF SHARE PRICE

The NAV of the Funds is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern Time), each day the NYSE is open for trading.  The NYSE annually announces the days on which it will not be open for trading.  It is expected that the NYSE will not be open for trading on the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

NAV is calculated by adding the value of all securities and other assets attributable to the Funds (including interest and dividends accrued, but not yet received), then subtracting liabilities attributable to the Funds (including accrued expenses).  The net asset amount attributable to the Class A shares and Institutional Class shares is divided by the number of shares held by investors of the applicable class.

Generally, the Funds’ investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board.  Pursuant to those procedures, the Valuation Committee considers, among other things:  (1) the last sales price on the securities exchange, if any, on which a security is primarily traded; (2) the mean between the bid and asked prices; (3) price quotations from an approved pricing service; and (4) other factors as necessary to determine a fair value under certain circumstances.

Securities primarily traded in the NASDAQ Global Market® for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  OTC securities which are not traded in the NASDAQ Global Market® shall be valued at the most recent sales price.  Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by or under the direction of the Board.

Debt obligations  are valued at current market prices, as discussed above.

The Funds’ securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price.  Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time a Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day.  If such events occur, a Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV.  In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating a Fund’s NAV in advance of the time the NAV is calculated.  The Adviser anticipates that a Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable or are unavailable.

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An option that is written or purchased by a Fund shall be valued using composite pricing via the National Best Bid and Offer quotes.  Composite pricing looks at the last trade on the exchange where the option is traded.  If there are no trades for an option on a given business day, as of closing, a Fund will value the option at the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.  For options where market quotations are not readily available, fair value shall be determined by the Trust’s Valuation Committee.

All other assets of the Funds are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

Redemptions In-Kind
The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (in excess of the lesser of (i) $250,000 or (ii) 1% of each Fund’s assets).  The Funds have reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by a distribution in-kind of portfolio securities (instead of cash).  The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV per share for the shares being sold.  If a shareholder receives a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash.  A redemption, whether in cash or in-kind, is a taxable event for you.

The Funds do not intend to hold any significant percentage of its portfolio in illiquid securities, although the Funds, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid.  In the unlikely event the Funds were to elect to make an in-kind redemption, the Funds expect that they would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio.  If the Funds held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Funds may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption.  The Funds do not anticipate that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request.  If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely.  Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law.  Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

DISTRIBUTIONS AND TAX INFORMATION
Distributions
Dividends from net investment income and distributions from net profits from the sale of securities are generally made annually.  Also, the Funds typically distribute any undistributed net investment income on or about December 31 of each year.  Any net capital gains realized through the period ended October 31 of each year will also be distributed by December 31 of each year.

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Each distribution by the Funds is accompanied by a brief explanation of the form and character of the distribution.  In January of each year, the Funds will issue to each shareholder a statement of the federal income tax status of all distributions.

Tax Information
Each series of the Trust is treated as a separate entity for federal income tax purposes.  The Funds, as a series of the Trust, intends to qualify and elects to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing and amount of distributions.  The Funds’ policy is to distribute to its shareholders all of its investment company taxable income and any net realized long term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Funds will not be subject to any federal income or excise taxes.  If the Funds do not qualify as a regulated investment company, it will be taxed as a corporation.  However, the Funds can give no assurances that distributions will be sufficient to eliminate all taxes.  To avoid the nondeductible excise tax, the Funds must also distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98.2% of the excess of its realized capital gains over its realized capital losses for the 12 month period ending on October 31 during such year, and (iii) any amounts from the prior calendar year that were not distributed and on which no federal income tax was paid by the Funds or shareholders.  The Funds intend to declare and pay dividends and other distributions, as stated in the Prospectus.

In order to qualify as a regulated investment company, the Funds must, among other things, derive at least 90% of its gross income each year from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stock or securities, or other income (generally including gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency, and net income derived from an interest in a qualified publicly traded partnership.  The Funds must also satisfy the following two asset diversification tests.  At the end of each quarter of each taxable year, (i) at least 50% of the value of a Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities being limited in respect of any one issuer to an amount not greater than 5% of the value of a Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of any two or more issuers (other than the securities of other regulated investment companies) that the Funds control (by owning 20% or more of their outstanding voting stock) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.  The Funds must also distribute each taxable year sufficient dividends to its shareholders to claim a dividends paid deduction equal to at least the sum of 90% of the Funds’ investment company taxable income (which generally includes dividends, interest, and the excess of net short-term capital gain over net long-term capital loss) and 90% of the Funds’ net tax-exempt interest, if any.

Net investment income generally consists of interest and dividend income, less expenses.  Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforwards of the Funds.  Capital losses sustained and not used in a taxable year may be carried forward indefinitely to offset income of the Funds in future years.

Distributions of net investment income and net short term capital gains are taxable to shareholders as ordinary income.  For individual shareholders, a portion of the distributions paid by the Funds may be qualified dividend income currently eligible for taxation at long-term capital gain rates to the extent the Funds report the amount distributed as a qualifying dividend and certain holding period requirements are met.  In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent the Funds report the amount distributed as a qualifying dividend.  The aggregate amount so reported to either individual or corporate shareholders cannot, however, exceed the aggregate amount of qualifying dividends received by the Funds for their taxable year.  In view of the Funds’ investment policies, it is expected that dividends from domestic corporations will be part of the Funds’ gross income and that, accordingly, part of the distributions by the Funds may be eligible for qualified dividend income treatment for individual shareholders, or for the dividends-received deduction for corporate shareholders.  However, the portion of the Funds’ gross income attributable to qualifying dividends is largely dependent on the Funds’ investment activities for a particular year and therefore cannot be predicted with any certainty.  Further, the dividends-received deduction may be reduced or eliminated if Fund shares held by a corporate investor are treated as debt financed or are held for less than 46 days.  Dividends from a Fund and gains from the sale of Fund shares are subject to the federal 3.8% Medicare tax applicable to taxpayers in the higher income brackets.

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Any long-term capital gain distributions are taxable to shareholders as long-term capital gains regardless of the length of time shares have been held.  There is no requirement that the Funds take into consideration any tax implications when implementing its investment strategy.  Capital gains distributions are not eligible for qualified dividend income treatment or the dividends received deduction referred to in the previous paragraph.  Distributions of any net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash.  Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date.  Distributions are generally taxable when received or deemed to be received.  However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31.  Distributions are includable in alternative minimum taxable income in computing a shareholder’s liability for the alternative minimum tax.  Shareholders should note that the Funds may make taxable distributions of income and capital gains even when share values have declined.

The Funds may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations.

Redemption of Fund shares may result in recognition of a taxable gain or loss.  Any loss realized upon redemption or sales of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six month period.  Any loss realized upon a redemption or sale may be disallowed under certain wash sale rules to the extent shares of the Funds are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

Under the Code, the Funds will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations.  Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax, at a current rate of 28%, in the case of non-exempt shareholders who fail to furnish the Funds with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law.  If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.  Corporate and other exempt shareholders should provide the Funds with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding.  Backup withholding is not an additional tax and any additional amounts may be credited against a shareholder’s ultimate federal tax liability if proper documentation is timely provided.  The Funds reserve the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

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The Foreign Account Tax Compliance Act (“FATCA”).  A 30% withholding tax on the Funds’ distributions, including capital gains distributions, and on gross proceeds from the sale or other disposition of shares of the Funds generally applies if paid to a foreign entity unless:  (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA.  Withholding under FATCA is required:  (i) with respect to certain distributions from the Funds beginning on July 1, 2014; and (ii) with respect to certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares that occur on or after January 1, 2017.  If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction.  The Funds will not pay any additional amounts in respect to amounts withheld under FATCA.  You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates.  Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Funds, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income.

This discussion and the related discussion in the Prospectus have been prepared by Fund management.  The information above is only a summary of some of the tax considerations generally affecting the Funds and their shareholders.  No attempt has been made to discuss individual tax consequences and this discussion should not be construed as applicable to all shareholders’ tax situations.  Tax consequences are not the primary consideration in implementing a Fund’s investment objectives.  Investors should consult their own tax advisors to determine the suitability of the Funds and the applicability of any state, local or foreign taxation.  No rulings with respect to tax matters of the Funds will be sought from the Internal Revenue Service.  Paul Hastings has expressed no opinion in respect thereof.

DISTRIBUTION AGREEMENT

The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with Quasar Distributors, LLC 615 East Michigan Street, Milwaukee, WI 53202 (the “Distributor”), pursuant to which the Distributor acts as the Funds’ distributor, provides certain administration services and promotes and arranges for the sale of Fund shares.  The offering of each Fund’s shares is continuous.  The Distributor, USBFS, and Custodian are all affiliated companies.  The Distributor is a registered broker-dealer and member of FINRA.

After its initial two year term with respect to a Fund, the Distribution Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party.  The Distribution Agreement is terminable without penalty by the Trust on behalf of the Funds on 60 days’ written notice when authorized either by a majority vote of each Fund’s shareholders or by vote of a majority of the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

For the fiscal year ended September 30, 2014, the Distributor received $172 in commissions associated with the sale of Class A shares of the Partners Fund.

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RULE 12b-1 DISTRIBUTION AND SERVICE PLAN

The Funds have adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act under which the Class A shares of the Funds pay the Distributor an amount which is accrued daily and paid quarterly, at an annual rate of 0.25% of the average daily net assets of the Funds’ Class A shares.  The Plan provides that the Distributor may use all or any portion of such fee to finance any activity that is principally intended to result in the sale of Fund shares, subject to the terms of the Plan, or to provide certain shareholder services.  Amounts paid under the Plan, by the Funds, are paid to the Distributor to reimburse it for costs of the services it provides and the expenses it bears in the distribution of the Funds’ Class A shares, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of a Fund’s shares to prospective investors; and preparation, printing and distribution of sales literature and advertising materials.  In addition, payments to the Distributor under the Plan reimburse the Distributor for payments it makes to selected dealers and administrators which have entered into Service Agreements with the Distributor for services provided to shareholders of the Funds.  The services provided by selected dealers pursuant to the Plan are primarily designed to promote the sale of shares of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders.  The services provided by the administrators pursuant to the Plan are designed to provide support services to the Funds and include establishing and maintaining shareholders’ accounts and records, processing purchase and redemption transactions, answering routine client inquiries regarding the Funds and providing other services to the Funds as may be required.

Under the Plan, the Trustees are furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made.  The Plan may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons.  Continuation of the Plan is considered by such Trustees no less frequently than annually.  With the exception of the Distributor in its capacity as the Funds’ principal underwriter, no interested person has or had a direct or indirect financial interest in the Plan or any related agreement.

While there is no assurance that the expenditures of Fund assets to finance the distribution of shares will have the anticipated results, the Board believes there is a reasonable likelihood that one or more of such benefits will result, and because the Board is in a position to monitor the distribution expenses, it is able to determine the benefit of such expenditures in deciding whether to continue the Plan.

For the fiscal year ended September 30, 2014, distribution-related expenditures primarily intended to result in the sale of the Partners Fund’s Class A shares that were made by the Fund totaled $393,681.  The following table shows the dollar amounts by category allocated to the Partners Fund’s Class A shares for distribution-related expenses:

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Actual Rule 12b-1 Expenditures Paid by the Partners Fund During the Fiscal Year Ended September 30, 2014*
Total Dollars Allocated
Advertising/Marketing	$5,095
Printing/Postage	$8
Payment to distributor	$3,420
Payment to dealers	$268,394
Compensation to sales personnel	$113,190
Interest, carrying, or other financing charges	$0
Other	$3,574
Total	$393,681
                              * The Outliers Fund and Cornerstone Fund commenced operations on December 31, 2014.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications.  The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

GENERAL INFORMATION

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Funds.  Each share represents an interest in a Fund proportionately equal to the interest of each other share.  Upon a Fund’s liquidation, all shareholders would share pro rata in the net assets of a Fund available for distribution to shareholders.

With respect to the Funds, the Trust may offer more than one class of shares.  The Trust has adopted a Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act, detailing the attributes of each class of the Funds, and has reserved the right to create and issue additional series or classes.  Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.  Currently, the Funds offer two share classes –Class A and Institutional Class.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class.  Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable.  Shares have no pre-emptive or conversion rights.  Shares, when issued, are fully paid and non-assessable, except as set forth below.  Shareholders are entitled to one vote for each share held.  Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.

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The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote.  Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees.  Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting.  No material amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment.  The Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record.  Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements.  Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders.  Unless each series and class is so terminated, the Trust will continue indefinitely.

The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust does not require the issuance of stock certificates.  If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each series affected by the matter.  Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants.  The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series.  A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

FINANCIAL STATEMENTS

Investors in the Funds will be informed of the Funds’ progress through periodic reports.  Financial statements certified by an independent registered public accounting firm will be submitted to shareholders at least annually.  The annual report for the Partners Fund for the fiscal year ended September 30, 2014, is a separate document provided upon request and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing therein are incorporated by reference into this SAI.  Because the Outliers Fund and the Cornerstone Fund commenced operations on December 31, 2014, no financial statements are available.

Table of Contents - Statement of Additional Information

The Predecessor Partnership’s unaudited financials and Schedule of Investments for the period January 1, 2014 through December 31, 2014 are included below, followed by the Predecessor Partnership’s audited financials for the periods ended December 31, 2012 and 2013, and further followed by the unaudited full Schedules of Investments for the periods ended December 31, 2012 and 2013.

The December 2012 and December 2013 information (not including the full Schedules of Investments for the periods ended December 31, 2012 and 2013) has been audited by Rothstein Kass, the independent auditor for the Predecessor Partnership at December 31, 2012 and December 31, 2013.

Table of Contents - Statement of Additional Information

UNAUDITED DECEMBER 31, 2014
FINANCIAL INFORMATION

Table of Contents - Statement of Additional Information

		BALANCE SHEET (reported in USD)

		(UNAUDITED)

Poplar Forest Outliers Fund, L.P.

		12/31/2014	11/30/2014
10000	Assets
11000	Cash at Bank or Broker
11300	Cash at Conifer	1.86	1.93
11400	Money Market at Conifer	290,726.76	151,061.31
	Total Cash at Bank or Broker	290,728.62	151,063.24
12000	Investments
12109	Long Positions at Conifer	3,238,689.66	3,461,820.52
	Total Investments	3,238,689.66	3,461,820.52
13000	Receivables
13200	Dividends Receivable	308.00	1,372.25
	Total Receivables	308.00	1,372.25
14000	Other Assets
14100	Organization Costs
14110	Capitalized Organization Cost	9,131.57	9,131.57
14120	Accumulated Amort. Org. Costs	(9,131.57)	(8,965.52)
	Total Organization Costs	0.00	166.05
14200	Prepaid Legal Retainer	0.00	134.68
	Total Other Assets	0.00	300.73
	Total Assets	3,529,726.28	3,614,556.74

	Liabilities and Equity
20000	Liabilities
27000	Due to General Partner
27100	Management Fee Payable	0.00	2,349.10
	Total Due to General Partner	0.00	2,349.10
	Total Liabilities	0.00	2,349.10

	Equity
	Beginning Capital	3,573,709.60	3,573,709.60
	Contributions	225,000.00	225,000.00
	Net Income	556,016.67	638,498.03
	Withdrawals and Distributions	(825,000.00)	(825,000.00)
	Total Equity	3,529,726.27	3,612,207.63
	Total Liabilities and Equity	3,529,726.28	3,614,556.74

Table of Contents - Statement of Additional Information

				INCOME STATEMENT
				(UNAUDITED)
Poplar Forest Outliers Fund, L.P. For the Period 12/1/2014 to 12/31/2014
		12/1/2014 to 12/31/2014	11/1/2014 to 11/30/2014	10/1/2014 to 10/31/2014	1/1/2014 to 12/31/2014
40000	Revenue
42000	Investment Income
42200	Realized Gains and Losses
42220	Equity (Realized)
42221	Equity (Realized) - Short Term	$0.00	$(13,979.28)	$0.00	$(1,999.14)
42222	Equity (Realized) - Long Term	$33,049.53	$49,588.59	$43,223.68	$861,359.40
	Total Equity (Realized)	$33,049.53	$35,609.31	$43,223.68	$859,360.26
42260	Forex (Realized)	$0.00	$0.00	$0.00	$(1,798.46)
	Total Realized Gains and Losses	$33,049.53	$35,609.31	$43,223.68	$857,561.80
42300	Unrealized Gains and Losses
42320	Equity (Unrealized)	$(116,168.77)	$(29,226.62)	$5,584.37	$(331,927.01)
42360	Forex (Unrealized)	$(0.07)	$(0.07)	$0.01	$3,173.75
	Total Unrealized Gains and Losses	$(116,168.84)	$(29,226.69)	$5,584.38	$(328,753.26)
	Total Investment Income	$(83,119.31)	$6,382.62	$48,808.06	$528,808.54
44000	Dividend and Interest Income
44100	Dividend Income	$1,408.00	$1,852.25	$2,310.00	$34,224.96
44200	Dividend Income (Money Market)	$0.77	$0.72	$0.72	$15.39
44900	Withholding (Dividends)	$0.00	$0.00	$0.00	$(55.21)
	Total Dividend and Interest Income	$1,408.77	$1,852.97	$2,310.72	$34,185.14
48000	Miscellaneous Income	$0.00	$0.00	$2.28	$10.64
	Total Revenue	$(81,710.54)	$8,235.59	$51,121.06	$563,004.31
50000	Expenses
53000	Depreciation and Amortization
53100	Amort Expense - Org Costs	$166.05	$166.04	$166.04	$1,978.64
55000	Management Fee	$470.08	$470.08	$470.08	$4,874.31
56000	Professional Fees
56100	Administration Expense	$1,000.00	$1,000.00	$1,000.00	$12,000.00
56200	Audit and Tax Expense	$425.00	$425.00	$425.00	$5,100.00
	Total Professional Fees	$1,425.00	$1,425.00	$1,425.00	$17,100.00
58000	Professional Fees (GP Waiver)
58100	Administration Expense (GP Waiver)	$(1,000.00)	$(1,000.00)	$(1,000.00)	$(12,000.00)
58200	Audit and Tax Expense (GP Waiver)	$(425.00)	$(425.00)	$(425.00)	$(5,100.00)
	Total Professional Fees (GP Waiver)	$(1,425.00)	$(1,425.00)	$(1,425.00)	$(17,100.00)
59000	Other Expense	$134.69	$0.00	$0.00	$134.69
	Total Expenses	$770.82	$636.12	$636.12	$6,987.64
	Net Income	$(82,481.36)	$7,599.47	$50,484.94	$556,016.67

Table of Contents - Statement of Additional Information

		OPEN POSITIONS BY PORTFOLIO
		(UNAUDITED)
		Poplar Forest Outliers Fund, L.P.
		As of 12/31/2014

Local Currency										Reporting (USD)
Identifier	Description	Quantity	Unit Cost	Cost Basis	Unit Tax	Tax Basis	Price	Market Value	Unrealized	Market Value
LONG
USD
EQUITIES
ACM	AECOM TECHNOLOGY CORP	9,730.00	11.27	109,665.52	26.87	261,444.73	30.37	295,500.10	34,055.37	295,500.10
AET	AETNA INC NEW	1,800.00	33.24	59,837.25	33.24	59,837.25	88.83	159,894.00	100,056.75	159,894.00
AWI	ARMSTRONG WORLD INDUSTRIES	1,400.00	57.65	80,709.44	57.65	80,709.44	51.12	71,568.00	(9,141.44)	71,568.00
BHI	BAKER HUGHES INC	800.00	43.02	34,418.64	43.02	34,418.64	56.07	44,856.00	10,437.36	44,856.00
CFX	COLFAX CORP	825.00	27.81	22,946.02	27.81	22,946.02	51.57	42,545.25	19,599.23	42,545.25
CHKP	CHECK POINT SOFTWARE TECH	2,000.00	64.97	129,935.24	64.97	129,935.24	78.57	157,140.00	27,204.76	157,140.00
CIT	CIT GROUP INC	3,200.00	44.01	140,826.85	44.01	140,826.85	47.83	153,056.00	12,229.15	153,056.00
CLH	CLEAN HARBORS INC	2,500.00	54.01	135,028.75	54.01	135,028.75	48.05	120,125.00	(14,903.75)	120,125.00
CORE	CORE-MARK HOLDING CO INC	1,625.00	13.59	22,078.78	13.59	22,078.78	61.93	100,636.25	78,557.47	100,636.25
DGX	Quest Diagnostics Inc	3,000.00	59.31	177,940.05	59.31	177,940.05	67.06	201,180.00	23,239.95	201,180.00
DNB	DUN & BRADSTREET CORP	1,000.00	104.91	104,908.55	104.91	104,908.55	120.96	120,960.00	16,051.45	120,960.00
DV	DEVRY EDUCATION GROUP INC	3,000.00	35.96	107,894.60	35.96	107,894.60	47.47	142,410.00	34,515.40	142,410.00
EQT	EQT CORP	700.00	48.04	33,628.00	48.04	33,628.00	75.70	52,990.00	19,362.00	52,990.00
HHC	THE HOWARD HUGHES CORP	293.00	0.00	0.00	33.64	9,857.17	130.42	38,213.06	28,355.89	38,213.06
HUM	HUMANA INC	1,100.00	69.71	76,676.12	69.71	76,676.12	143.63	157,993.00	81,316.88	157,993.00
MNST	MONSTER BEVERAGE CORP	500.00	48.70	24,347.50	48.70	24,347.50	108.35	54,175.00	29,827.50	54,175.00
MU	MICRON TECHNOLOGY INC	3,000.00	5.74	17,220.00	5.74	17,220.00	35.01	105,030.00	87,810.00	105,030.00
NNBR	NN INC	8,000.00	19.37	154,931.65	19.37	154,931.65	20.56	164,480.00	9,548.35	164,480.00
NTAP	NETAPP INC	3,500.00	40.70	142,457.95	40.70	142,457.95	41.45	145,075.00	2,617.05	145,075.00
PGR	PROGRESSIVE CORP	6,200.00	20.68	128,225.07	20.68	128,225.07	26.99	167,338.00	39,112.93	167,338.00
RS	RELIANCE STEEL & ALUMINUM	2,000.00	69.58	139,163.70	69.58	139,163.70	61.27	122,540.00	(16,623.70)	122,540.00
SNDK	SANDISK CORP	800.00	37.59	30,074.75	37.59	30,074.75	97.98	78,384.00	48,309.25	78,384.00
STRA	STRAYER EDUCATION INC	2,300.00	49.80	114,536.09	49.80	114,536.09	74.28	170,844.00	56,307.91	170,844.00
UPL	ULTRA PETROLEUM CORP	2,000.00	19.49	38,988.00	19.49	38,988.00	13.16	26,320.00	(12,668.00)	26,320.00
UTIW	UTI WORLDWIDE INC	16,000.00	10.14	162,196.43	10.14	162,196.43	12.07	193,120.00	30,923.57	193,120.00
VECO	VEECO INSTRUMENTS INC-DEL	3,600.00	31.38	112,950.50	31.38	112,950.50	34.88	125,568.00	12,617.50	125,568.00
WPX	WPX ENERGY INC	2,300.00	14.66	33,708.22	14.66	33,708.22	11.63	26,749.00	(6,959.22)	26,749.00
TOTAL EQUITIES		83,173.00		2,335,293.67		2,496,930.06		3,238,689.66	741,759.60	3,238,689.66

TOTAL USD		83,173.00		2,335,293.67		2,496,930.06		3,238,689.66	741,759.60	3,238,689.66
TOTAL LONG										3,238,689.66

TOTAL POPLAR FOREST OUTLIERS FUND, L.P.										3,238,689.66

Table of Contents - Statement of Additional Information

AUDITED FINANCIAL INFORMATION

Table of Contents - Statement of Additional Information

OUTLIER OPPORTUNITIES FUND, L.P.

Table of Contents - Statement of Additional Information

INDEPENDENT AUDITORS' REPORT

To Outlier Opportunities Fund, L.P.

We have audited the accompanying financial statements of Outlier Opportunities Fund, L.P. (the "Fund") which comprise the statement of financial condition, including the condensed schedule of investments as of December 31, 2012, and the related statements of operations and changes in partners' capital for the year then ended, and the related notes to the financial statements .

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors' judgment, including the assessment of risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Fund's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate  in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Outlier Opportunities Fund, L.P. as of December 31, 2012, and the results of its operations and changes in its partners' capital for the year then ended, in accordance with accounting principles generally accepted in the United States of America.

/s/Rothstein Kass
Denver, Colorado
April 3, 2013

Table of Contents - Statement of Additional Information
1

OUTLIER OPPORTUNITIES FUND, L.P.

STATEMENT OF FINANCIAL CONDITION

December 31, 2012

Assets Investments in securities, at fair value (cost $2, 177,876)	$2,587,547
Cash equivalents	188,096
Other assets	3,940
Due from broker	2,136
Dividends receivable	1,871
2,783,590
Liabilities and partners' capital
Liabilities
Due to General Partner	$20,008
Accrued expenses	5,000
Management fee payable	42
Total liabilities	25,050
Partners' capital	2,758,540
2,783,590

See accompanying notes to financial statements.

Table of Contents - Statement of Additional Information
2

OUTLIER OPPORTUNITIES FUND, L.P.

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

Investment income
Dividends (net of foreign withholding taxes of $2,883)	$44,487

Expenses
Administrative fee	9,900
Professional fee and other	6,938
Management fees	11
Total expenses	16,849
Professional fees borne by General Partner	(14,900)
Net expenses	1,949
Net investment income	42,538
Realized and unrealized gain (loss) on investments
Net realized gain on securities and foreign currency transactions	206,836
Net change in unrealized appreciation or depreciation on securities and foreign
currency transactions	264,011
Net gain on investments	470,847
Net income	$513,385

See accompanying notes to financial statements.

Table of Contents - Statement of Additional Information
3

OUTLIER OPPORTUNITIES FUND, L.P.

STATEMENT OF CHANGES IN PARTNERS' CAPITAL

Year Ended December 31, 2012

	General Partner	Limited Partner	Total
Partners' capital, beginning of year	$1,029	$2,979,686	$2,980,715
Capital contribution	-----	34,440	34,440
Capital withdrawals	-----	(770,000)	(770,000)
Allocation of net income	177	513,208	513,385
Partners' capital, end of year	$1,206	$2,757,334	$2,758,540

See accompanying notes to financial statements.

Table of Contents - Statement of Additional Information
4

OUTLIER OPPORTUNITIES FUND, L.P.

CONDENSED SCHEDULE OF INVESTMENTS

December 31, 2012

	Number of	Percentage of	Fair
	Shares	Partners' Capital	Value
Investments in securities, at fair value

Common stocks
United States
Financial
Bank of America Corporation	16,000	6.7%	$185,600
Progressive Corp.	8,500	6.5	179,350
Other		11.1	305,583
Consumer, non-cyclical
Humana, Inc.	2,500	6.2	171,575
Baxter International, Inc.	2,100	5.1	139,986
Other		11.2	309,744
Technology		13.1	362,702
Energy		10.5	290,404
Industrial
Fortune Brands Home & Security, Inc.	5,150	5.5	150,483
Other		2.3	64,560
Communications		4.4	121,317
Consumer, cyclical		3.4	90,055
Total United States (cost $2,008,137)		86.0	2,371,359

Switzerland
Consumer, non-cyclical (cost $133,025)
Roche Holding AG	3,168	5.8	159,984
Canada
Energy (cost $36,714)		2.0	56,204

Total investments in securities, at fair value (cost $2,177,876)		93.8%	$2,587,547

See accompanying notes to financial statements.

Table of Contents - Statement of Additional Information
5

OUTLIER OPPORTUNITIES FUND, L.P.

NOTES TO FINANCIAL STATEMENTS

1.  Nature of operations and summary of significant accounting policies

Nature of Operations

Outlier Opportunities Fund, L.P. (the "Fund"), a California limited partnership, commenced operations on February 1, 2010. The Fund was organized for the purpose of trading and investing in securities. The Fund is managed by Three Keys Capital Management, LLC (the "General Partner"). On February 25, 2013, Poplar Forest Capital LLC replaced Three Keys Capital Management, LLC as the General Partner of the Outlier Opportunities Fund LP. Stephen Burlingame, a partner in and employee of Poplar Forest Capital LLC, continues to serve as the sole portfolio manager of the Outlier Opportunities Fund, LP. Poplar Forest Capital LLC is registered as an investment adviser registered with the SEC.  Refer to the Fund's offering memorandum for more information.

Basis of Presentation

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP") as detailed in the Financial Accounting Standards Board's Accounting Standards Codification.

These financial statements were approved by management and available for issuance on April 3, 2013. Subsequent events have been evaluated through this date.

Cash Equivalents

Cash equivalents include short-term highly liquid investments, such as money market funds, that are readily convertible to known amounts of cash and have original maturities of three months or less.

Fair Value - Definition and Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the "exit price") in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation techniques. A fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs are to be used when available. Valuation techniques that are consistent with the market or income approach are used to measure fair value. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Valuation based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

Fair value is a market-based measure, based on assumptions of prices and inputs considered from the perspective of a market participant that are current as of the measurement date, rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Fund's own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date.

Table of Contents - Statement of Additional Information
6

OUTLIER OPPORTUNITIES FUND, L.P.

NOTES TO FINANCIAL STATEMENTS

1.  Nature of operations and summary of significant accounting policies (continued)

Fair Value - Definition and Hierarchy (continued)

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for investments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value - Valuation Techniques and Inputs

Investments i n Securities and Securities Sold Short

Investments in securities and securities sold short that are freely tradable and are listed on major securities exchanges are valued at their last reported sales price as of the valuation date.

Many over-the-counter ("OTC") contracts have bid and ask prices that can be observed in the marketplace. Bid prices reflect the highest price that the marketplace participants are willing to pay for an asset. Ask prices represent the lowest price that the marketplace participants are willing to accept for an asset. For securities whose inputs are based on bid-ask prices, the Fund's valuation policies do not require that fair value always be a predetermined point in the bid-ask range. The Fund's policy for securities traded in the OTC markets and listed securities for which no sale was reported on that date are generally valued at their last reported "bid" price if held long, and last reported "ask" price if sold short.

To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Securities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 of the fair value hierarchy.

Translation of Foreign Currency

Assets and liabilities denominated in foreign currencies are translated into United States dollar amounts at the year end exchange rates. Transactions denominated in foreign currencies, including purchases and sales of investments, and income and expenses, are translated into United States dollar amounts on the transaction date. Adjustments arising from foreign currency transactions are reflected in the statement of operations.

The Fund does not isolate that portion of the results of operations arising from the effect of changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of investments held. Such fluctuations are included in net gain on investments in the statement of operations.

Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. Dividends are recorded on the ex-dividend date.

Table of Contents - Statement of Additional Information
7

OUTLIER OPPORTUNITIES FUND, L.P.

NOTES TO FINANCIAL STATEMENTS

1.     Nature of operations and summary of significant accounting policies (continued)

Income Taxes

The Fund does not record a provision for U.S. federal, state, or local income taxes because the partners report their share of the Fund's income or loss on their income tax returns. Further, certain non-United States dividend income may be subject to a tax at prevailing treaty or standard withholding rates with the applicable country or local jurisdiction. The Fund files an income tax return in the U.S. federal jurisdiction, and may file income tax returns in various U.S. states and foreign jurisdictions. Generally, the Fund is subject to income tax examinations by major taxing authorities since inception.

The Fund is required to determine whether its tax positions are more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authorities. Based on its analysis, the Fund has determined that it has not incurred any liability for unrecognized tax benefits as of December 31, 2012. The Fund does not expect that its assessment regarding unrecognized tax benefits will materially change over the next twelve months. However, the Fund's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions, compliance with U.S. federal, U.S. state and foreign tax laws, and changes in the administrative practices and precedents of the relevant taxing authorities.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Fund's management to make estimates and assumptions that affect the amounts disclosed in the financial statements. Actual results could differ from those estimates.

2.	Fair value measurements

The Fund's assets recorded at fair value have been categorized based upon a fair value hierarchy as described in the Fund's significant accounting policies in Note 1. The following table presents information about the Fund's assets measured at fair value as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets (at fair value)

Investments in securities
Common stocks	$2,587,547	$-	$-	$2,587,547

During the year ended December 31, 2012, the Fund did not have any significant transfers between any of the levels of the fair value hierarchy.

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8

OUTLIER OPPORTUNITIES FUND, L.P.

NOTES TO FINANCIAL STATEMENTS

3.	Due from broker

Amounts due from broker may be restricted to the extent that they serve as deposits for securities sold short.

In the normal course of business, substantially all of the Fund's securities transactions, money balances, and security positions are transacted with the Fund's broker, Conifer Securities, LLC. Accounts with Conifer Securities, LLC are cleared by J.P. Morgan Clearing Corporation. The Fund is subject to credit risk to the extent any broker with which it conducts business is unable to fulfill contractual obligations on its behalf. The Fund's management monitors the financial condition of such brokers and does not anticipate any losses from these counterparties.

4.	Related party transactions

The Fund pays the General Partner a management fee, calculated and payable quarterly in advance, equal to 0.375% (1.50% per annum), of each limited partner's total capital account balance determined as of the beginning of each calendar quarter. As of February 25, 2013, the management fee was decreased from 0.375% (1.50% per annum) to 0.25% (1.00% per annum).

The limited partner is affiliated with the General Partner. The aggregate value of the affiliated limited partner's share of partners' capital at December 31, 2012 is approximately $2,757,000.

The limited partner has a special management fee arrangement, performance arrangement and redemption rights as provided for in the limited partnership agreement (the "Agreement "). New classes of limited partners may have special management fee arrangements, performance arrangements or redemption rights as provided for in the Agreement.

Due to General Partner includes a capital withdrawal payable and certain operating expenses paid by the General Partner. For the year ended December 31, 2012, reimbursed expenses were $14,900. As of December 31, 2012, the amount payable to the General Partner for such expenses was $10,100.

5.	Partners' capital

In accordance with the Agreement, profits and losses of the Fund are allocated to partners according to their respective interests in the Fund. Subject to certain limitations, generally a performance-based allocation equal to 20% of the net profits allocated to the limited partners is reallocated to the General Partner.

The limited partner has redemption rights which contain certain restrictions with respect to rights of withdrawal from the Fund as specified in the Agreement. New classes of limited partners may have redemption rights which contain certain restrictions with respect to rights of withdrawal from the Fund as specified in the Agreement.

6.	Administrative fee

PartnersAdmin LLC (the "Administrator") serves as the Fund's administrator and performs certain administrative and clerical services on behalf of the Fund.

Table of Contents - Statement of Additional Information
9

OUTLIER OPPORTUNITIES FUND, L.P.

NOTES TO FINANCIAL STATEMENTS

7.     Financial highlights

Financial highlights for the year ended December 31, 2012 are as follows:

Total return	19.2%

Ratio to average limited partners' capital
Expenses	0.6%
Professional fees borne by the General Partner	(0.5)
Net Expenses	0.1%

Net investment income (loss)	1.5%

Financial highlights are calculated for the limited partner class taken as a whole. An individual limited partner's return and ratios may vary based on different performance and/or management fee arrangements and the timing of capital transactions.

8.     Subsequent events

The Agreement and offering memorandum was updated subsequently, and is dated February 25, 2013 and February 2013, respectively.  See Note 1 and Note 4 for more information.

From January 1, 2013 through April 3, 2013, the Fund accepted additional capital contributions of $200,000 and had additional capital withdrawals of $255,000.

Table of Contents - Statement of Additional Information
10

POPLAR FOREST OUTLIER FUND, L.P.

(Formerly Outlier Opportunities Fund, L.P.)

Table of Contents - Statement of Additional Information

INDEPENDENT AUDITORS' REPORT

To Poplar Forest Outliers Fund, L.P.
(Formerly Outlier Opportunities Fund, LP)

We have audited the accompanying financial statements of Poplar Forest Outliers Fund, L.P. (Formerly Outlier Opportunities Fund, LP) (the "Fund"), which comprise the statement of financial condition, including the condensed schedule of investments, as of December 31, 2013, and the related statements of operations and changes in partners' capital for the year then ended, and the related notes to the financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors' judgment, including the assessment of risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Fund's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances , but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Poplar Forest Outliers Fund, L.P. (Formerly Outlier Opportunities Fund, LP) as of December 31, 2013, and the results of its operations, and changes in its partners' capital for the year then ended in accordance with accounting principles generally accepted in the United States of America.

/s/Rothstein Kass
Denver, Colorado
February 28, 2014

Table of Contents - Statement of Additional Information
1

POPLAR FOREST OUTLIERS FUND, L.P.
(Formerly Outlier Opportunities Fund, L.P.)

STATEMENT OF FINANCIAL CONDITION

December 31, 2013
Assets Investments in securities, at fair value (cost $2,389,342)	$3,458,039
Due from broker	3,137
Cash and cash equivalents	134,801
Dividends and interest receivable	1,312
Other assets	2,113
$3,599,402
Liabilities and partners' capital
Liabilities
Management fee payable	$684
Due to General Partner	25,008
Total liabilities	25,692
Partners' capital	3,573,710
$3,599,402

See accompanying notes to financial statements.

Table of Contents - Statement of Additional Information
2

POPLAR FOREST OUTLIERS FUND, L.P.
(Formerly Outlier Opportunities Fund, L.P.)

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

Investment income
Dividends (net of foreign withholding taxes of $1,767)	$26,414

Expenses
Management fee	1,910
Administrative fee	9,900
Professional fees and other	13,287
Total expenses	25,097
Professional fees borne by General Partner	(21,328)
Net expenses	3,769
Net investment income	22,645
Realized and unrealized gain (loss) on investments
Net realized gain (loss) on securities and foreign currency transactions	588,499
Net change in unrealized appreciation or depreciation on securities
and foreign currency transactions	659,026
Net gain on investments	1,247,525
Net income	$1,270,170

See accompanying notes to financial statements.

Table of Contents - Statement of Additional Information
3

POPLAR FOREST OUTLIERS FUND, LP.
(Formerly Outlier Opportunities Fund, L.P.)

STATEMENT OF CHANGES IN PARTNERS' CAPITAL

Year Ended December 31, 2013

	General Partner	Limited Partner	Total
Partners' capital, beginning of year	$1,206	$2,757,334	$2,758,540
Capital contributions		200,000	200,000
Capital withdrawals		(655,000)	(655,000)
Allocation of net income	558	1,269,612	1,270,170
Partners' capital, end of year	$1,764	$3,571,946	$3,573,710

See accompanying notes to financial statements.

Table of Contents - Statement of Additional Information
4

POPLAR FOREST OUTLIERS FUND, L.P.
(Formerly Outlier Opportunities Fund, L.P.)

CONDENSED SCHEDULE OF INVESTMENTS

December 31, 2013

	Number of	Percentage of	Fair
	Shares	Partners' Capital	Value
Investments in securities, at fair value

Common stocks
United States
Basic materials		2.1%	$75,840
Communications		2.1	75,691
Consumer, cyclical		4.3	153,620
Consumer, non-cyclical
Actavis Pie	1,240	5.8	208,320
Aetna Inc New	2,700	5.2	185,193
Humana Inc	2,150	6.2	221,923
Other		11.0	394,042
Energy
Wpx Energy Inc	8,300	4.7	169,154
Other		8.5	304,514
Financial
Progressive Corp	8,500	6.5	231,795
Schwab (Charles) Corp	8,450	6.1	219,700
Other
Industrial		8.2	294,482
Clean Harbors Inc	2,500	4.2	149,900
Other		4.3	154,459
Technology
Sandisk Corp	2,700	5.3	190,458
Other		8.3	296,791

Total United States (cost $2,304,852)		93.1	3,325,883

Israel
Technology (cost $57,842)		1.8	64,520
Canada
Energy (cost $26,648)		1.9	67,636

Total investments in securities, at fair value (cost $2,389,342)		96.8%	$3,458,039

See accompanying notes to financial statements.

Table of Contents - Statement of Additional Information
5

POPLAR FOREST OUTLIERS FUND, L.P.
(Formerly Outlier Opportunities Fund, L.P.)

NOTES TO FINANCIAL STATEMENTS

1.     Nature of operations and summary of significant accounting policies

Nature of Operations

Poplar Forest Outliers Fund, LP. (Formerly Outlier Opportunities Fund, LP.) (the "Fund"), a California limited partnership, commenced operations on February 1, 2010. The Fund was organized for the purpose of trading and investing in securities. During October 2011, the Fund exited all direct investments in fixed income securities. On January 1, 2012, the Fund's investment strategy was changed to emphasize investments in the equity securities of medium sized companies and to no longer engage in short sales. The Fund was managed by Three Keys Capital Management, LLC through February 25, 2013. On February 25, 2013, Poplar Forest Capital LLC (the "General Partner") replaced Three Keys Capital Management LLC as the General Partner of the Fund. Stephen Burlingame, a partner in and employee of Poplar Forest Capital LLC, continues to serve as the sole portfolio manager of the Fund. Poplar Forest Capital LLC is registered as an investment adviser with the SEC. On December 17, 2013, Outlier Opportunities Fund, L.P. changed their name to Poplar Forest Outliers Fund, LP. Refer to the Fund's offering memorandum for more information.

Basis of Presentation

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP") as detailed in the Financial Accounting Standards Board's
Acounting Standards Codification.

These financial statements were approved by management and available for issuance on February 28, 2014 Subsequent events have been evaluated through this date.

Cash Equivalents

Cash equivalents include short-term highly liquid investments, such as money market funds, that are readily convertible to known amounts of cash and have original maturities of three months or less.

Fair Value - Definition and Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the "exit price") in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches. A fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs are to be used when available. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Valuation based on inputs, other than quoted prices included in Level 1 that are observable either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

Table of Contents - Statement of Additional Information
6

POPLAR FOREST OUTLIERS FUND, L.P.
(Formerly Outlier Opportunities Fund, L.P.)

NOTES TO FINANCIAL STATEMENTS

1.     Nature of operations and summary of significant accounting policies (continued)

Fair Value - Definition and Hierarchy (continued)

Fair value is a market-based measure, based on assumptions of prices and inputs considered from the perspective of a market participant that are current as of the measurement date, rather than an entity-specific measure. Therefore , even when market assumptions are not readily available, the Fund's own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for investments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value - Valuation Techniques and Inputs

Investments in Securities

Investments in securities that are freely tradable and are listed on major securities exchanges are valued at their last reported sales price as of the valuation date.

Many over-the-counter ("OTC") contracts have bid and ask prices that can be observed in the marketplace. Bid prices reflect the highest price that the marketplace participants are willing to pay for an asset. Ask prices represent the lowest price that the marketplace participants are willing to accept for an asset. For securities whose inputs are based on bid-ask prices, the Fund's valuation policies do not require that fair value always be a predetermined point in the bid-ask range. The Fund's policy for securities traded in the OTC markets and listed securities for which no sale was reported on that date are generally valued at their last reported "bid" price if held long, and last reported "ask" price if sold short.

To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Securities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 of the fair value hierarchy.

Translation of Foreign Currency

Assets and liabilities denominated in foreign currencies are translated into United States dollar amounts at the year-end exchange rates. Transactions denominated in foreign currencies, including purchases and sales of investments, and income and expenses, are translated into United States dollar amounts on the transaction date. Adjustments arising from foreign currency transactions are reflected in the statement of operations.

The Fund does not isolate that portion of the results of operations arising from the effect of changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of investments held. Such fluctuations are included in net gain (loss) on investments in the statement of operations.

Table of Contents - Statement of Additional Information
7

POPLAR FOREST OUTLIERS FUND, L.P.
(Formerly Outlier Opportunities Fund, L.P.)

NOTES TO FINANCIAL STATEMENTS

1.     Nature of operations and summary of significant accounting policies (continued)

Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. Dividends are recorded on the ex-dividend date.

Income Taxes

The Fund does not record a provision for U.S. federal, state, or local income taxes because the partners report their share of the Fund's income or loss on their income tax returns. Further, certain non-United States dividend income may be subject to a tax at prevailing treaty or standard withholding rates with the applicable country or local jurisdiction.

In accordance with GAAP, the Fund is required to determine whether its tax positions are more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authorities. Based on its analysis, the Fund has determined that it has not incurred any liability for unrecognized tax benefits as of December 31, 2013. The Fund does not expect that its assessment regarding unrecognized tax benefits will materially change over the next twelve months. However, the Fund's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions, compliance with U.S. federal, U.S. state and foreign tax laws, and changes in the administrative practices and precedents of the relevant taxing authorities.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Fund's management to make estimates and assumptions that affect the amounts disclosed in the financial statements. Actual results could differ from those estimates.

2.     Fair value measurements

The Fund's assets and liabilities recorded at fair value have been categorized based upon a fair value hierarchy as described in the Fund's significant accounting policies in Note 1. The following table presents information about the Fund's assets measured at fair value as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets (at fair value)

Investments in securities
Common stocks	$3,458,039	$-	$-	$3,458,039

During the year ended December 31, 2013, the Fund did not have any significant transfers between any of the levels of the fair value hierarchy.

Table of Contents - Statement of Additional Information
8

POPLAR FOREST OUTLIERS FUND, L.P.
(Formerly Outlier Opportunities Fund, L.P.)

NOTES TO FINANCIAL STATEMENTS

3.     Due from broker

Amounts due from brokers may be restricted to the extent that they serve as deposits for securities sold short.

In the normal course of business, substantially all of the Fund's securities transactions, money balances, and security positions are transacted with the Fund's broker, Conifer Securities, LLC. Accounts with Conifer Securities, LLC are cleared by J.P. Morgan Clearing Corporation. The Fund is subject to credit risk to the extent any broker with which it conducts business is unable to fulfill contractual obligations on its behalf. The Fund's management monitors the financial condition of such brokers and does not anticipate any losses from these counterparties.

4.     Related party transactions

The Fund pays the General Partner a management fee, calculated and payable quarterly in advance, equal to 0.25% (1.00% per annum) of each limited partner's total capital account balance determined as of the beginning of each calendar quarter.

Certain limited partners are affiliated with the General Partner. The aggregate value of the affiliated limited partner's share of partners' capital at December 31, 2013 is approximately $3,306, 750.

Certain limited partners have special management fee arrangements and redemption rights as provided for in the limited partner agreement (the "Agreement"). New classes of limited partners may have special management fee arrangements, performance arrangements or redemption rights as provided for in the Agreement.

Due to General Partner represents an amount due for certain operating expenses paid by the General Partner. The General Partner has agreed to bear certain of the Fund's operating expenses. For the year ended December 31, 2013, reimbursed expenses were $21,328.

5.     Partners' capital

In accordance with the Agreement, profits and losses of the Fund are allocated to partners according to their respective interests in the Fund.

The limited partners have redemption rights which contain certain restrictions with respect to rights of withdrawal from the Fund as specified in the Agreement. New classes of limited partners may have redemptions rights which contain certain restrictions with respect to rights of withdrawal from the Fund as specified in the Agreement.

6.     Administrative fee

PartnersAdmin LLC (the "Administrator") serves as the Fund's administrator and performs certain administrative and clerical services on behalf of the Fund

Table of Contents - Statement of Additional Information
9

POPLAR FOREST OUTLIERS FUND, L.P.
(Formerly Outlier Opportunities Fund, L.P.)

NOTES TO FINANCIAL STATEMENTS

7.     Financial highlights

Financial highlights for the year ended December 31, 2013 are as follows:

Total return	47.5%

Ratio to average limited partners' capital
Expenses	0.8%
Professional fees borne by the General Partner	(0.6)
Net Expenses	0.2%

Net investment income (loss)	0.7%

Financial highlights are calculated for the limited partner class taken as a whole. An individual limited partner's return and ratios may vary based on different management fee arrangements and the timing of capital transactions.

8.     Subsequent events

From January 1, 2014 through February 28, 2014, the Fund accepted additional capital contributions of approximately $140,000.

Table of Contents - Statement of Additional Information
10

UNAUDITED FULL SCHEDULES OF INVESTMENTS

Table of Contents - Statement of Additional Information

OUTLIERS OPPORTUNITIES FUND, L.P.

SCHEDULE OF INVESTMENTS (UNAUDITED)

December 31, 2012

	Number of	Percentage of	Fair
	Shares	Partners' Capital	Value
Cash and cash equivalents
Due from broker		0.08%	$2,136
Daily Income Fund US Treasury	188,096	6.82%	188,096
Total Cash and cash equivalents		6.90%	190,232

Investments in securities, at fair value

Common stocks
United States
Communications
Move Inc - Frac Cusip	75,000	0.00%	$-
Angie-S List Inc	4,000	1.74%	47,960
Move Inc	9,665	2.66%	73,357
Consumer, Cyclical
Core-Mark Holding Co Inc	1,300	2.23%	61,555
Staples Inc	2,500	1.03%	28,500
Consumer Non-Cyclical
Humana Inc	2,500	6.22%	171,575
Baxter International Inc	2,100	5.07%	139,986
Aetna Inc New	1,400	2.35%	64,820
Eli Lilly & Co	2,000	3.58%	98,640
Mannkind Corp	14,500	1.21%	33,495
Strayer Education Inc	1,000	2.04%	56,170
Vertex Pharmaceuticals Inc	1,350	2.05%	56,619
Energy
Cobalt International Energy	5,000	4.45%	122,800
Eqt Corp	1,000	2.14%	58,980
Wpx Energy Inc	7,300	3.94%	108,624
Financial
Bank Of America Corp	16,000	6.73%	185,600
Progressive Corp	8,500	6.50%	179,350
American International Group	3,250	4.16%	114,725
Cit Group Inc	800	1.12%	30,912
The Howard Hughes Corp	863	2.28%	63,016
Schwab (Charles) Corp	6,750	3.51%	96,930
Industrial
Fortune Brands Home & Securi	5,150	5.46%	150,483
Colfax Corp	1,600	2.34%	64,560
Technology
Microsoft Corp	2,650	2.57%	70,835
Micron Technology Inc	15,500	3.57%	98,425
Sandisk Corp	2,000	3.16%	87,120
Veeco Instruments Inc-Del	2,100	2.25%	61,992
Xerox Corp	6,500	1.61%	44,330

Total United States (cost $2,008,137)		85.96%	2,371,359

China
Consumer, Non-cyclical
Roche Holdings Ltd-Spons Adr	3,168	5.80%	159,984
Total China (cost $133,025)		5.80%	159,984

Canada
Energy
Pulse Seismic Inc	20,500	2.04%	56,204

Total Canada (cost $36,714)		2.04%	56,204

Total common stocks (cost $2,177,876)		93.80%	$2,587,547

Table of Contents - Statement of Additional Information

OUTLIERS OPPORTUNITIES FUND, L.P.
(Formerly Outlier Opportunities Fund, L.P.)

SCHEDULE OF INVESTMENTS (UNAUDITED)

December 31, 2013

	Number of	Percentage of	Fair
	Shares	Partners' Capital	Value

Cash and cash equivalents
Due from broker		0.09%	$3,137
Daily Income Fund US Treasury	134,801	3.77%	134,801
Total Cash and cash equivalents		3.86%	137,938

Investments in securities, at fair value

Common stocks
United States
Basic Materials
Reliance Steel & Aluminum	1,000	2.12%	75,840
Communications
Angie-S List Inc	2,500	1.06%	37,875
Move Inc	2,365	1.06%	37,816
Move Inc - Frac Cusip	75,000	0.00%	-
Consumer, Cyclical
Core-Mark Holding Co Inc	1,500	3.19%	113,895
Staples Inc	2,500	1.11%	39,725
Consumer non-cyclical
Actavis Plc	1,240	5.83%	208,320
Aetna Inc New	2,700	5.18%	185,193
Devry Education Group Inc	2,000	1.99%	71,000
Humana Inc	2,150	6.21%	221,923
Mannkind Corp	9,000	1.31%	46,890
Monster Beverage Corp	1,300	2.47%	88,101
Strayer Education Inc	3,300	3.18%	113,751
Vertex Pharmaceuticals Inc	1,000	2.08%	74,300
Energy
Baker Hughes Inc	1,500	2.32%	82,890
Cobalt International Energy	4,500	2.07%	74,025
Eqt Corp	800	2.01%	71,824
Ultra Petroleum Corp	3,500	2.12%	75,775
Wpx Energy Inc	8,300	4.73%	169,154
Financial
Cit Group Inc	3,200	4.67%	166,816
The Howard Hughes Corp	1,063	3.57%	127,666
Progressive Corp	8,500	6.49%	231,795
Schwab (Charles) Corp	8,450	6.15%	219,700
Industrial
Colfax Corp	1,600	2.85%	101,904
Clean Harbors Inc	2,500	4.19%	149,900
Fortune Brands Home & Securi	1,150	1.47%	52,555
Technology
Micron Technology Inc	4,000	2.44%	87,040
Sandisk Corp	2,700	5.33%	190,458
Veeco Instruments Inc-Del	3,600	3.32%	118,476
Xerox Corp	7,500	2.55%	91,275

Total United States (cost $2,304,852)		93.1%	3,325,883

Israel
Technology
Check Point Software Tech	1,000		64,520
Total Israel (cost $57,842)		1.8%	64,520

Canada
Energy
Pulse Seismic Inc	15,000		64,520
Total Canada (cost $26,648)		1.9%	67,636

Total common stocks (cost $2,389,342)		96.8%	$3,458,039

Table of Contents - Statement of Additional Information

APPENDIX A

Corporate Bond Ratings

Moody’s Investors Service, Inc.
Aaa: Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edge.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospectus of ever attaining any real investment standing.  Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system.  The modified 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Table of Contents - Statement of Additional Information

Standard & Poor’s Ratings Group
AAA: Bonds rated AAA are highest grade debt obligations.  This rating indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations.  Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest.  Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC, C: Bonds rated BB, B, CCC, CC and C are regarded on balance as predominantly speculative with respect to capacity to pay interest and repay principal BB indicates the least degree of speculation and C the highest.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

BB: Bonds rated BB have less near-term vulnerability to default than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.  The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC: Bonds rated CCC have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.  The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Bonds rated D are in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing with the major categories.

Table of Contents - Statement of Additional Information

APPENDIX B

Commercial Paper Ratings

Moody’s Investors Service, Inc.
Prime-1--Issuers (or related supporting institutions) rated “Prime-1” have a superior ability for repayment of senior short-term debt obligations.  “Prime-1” repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers (or related supporting institutions) rated “Prime-2” have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, will be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternative liquidity is maintained.

Standard & Poor’s Ratings Group
A-1--This highest category indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated “A-1”.

Table of Contents - Statement of Additional Information

PART C
Poplar Forest Partners Fund
Poplar Forest Outliers Fund and
Poplar Forest Cornerstone Fund

OTHER INFORMATION

Item 28.  Exhibits

(a)	Agreement and Declaration of Trust dated October 3, 1996, was previously filed with the Trust’s Registration Statement on Form N-1A on December 6, 1996, and is incorporated herein by reference.

(b)
Amended and Restated By-Laws dated June 27, 2002, were previously filed with Post-Effective Amendment No. 113 to the Trust’s Registration Statement on Form N-1A on January 28, 2003, and are incorporated herein by reference.

(c)	Instruments Defining Rights of Security Holders are incorporated by reference into the Trust’s Agreement and Declaration of Trust and Amended and Restated By-Laws.

(d)
Investment Advisory Agreement (Partners Fund) dated December 29, 2009, was previously filed with Post-Effective Amendment No. 304 to the Registration Statement on Form N-1A on December 23, 2009, and is incorporated herein by reference.

(i)
Amended Schedule A (Outliers Fund and Cornerstone Fund) to the Investment Advisory Agreement dated September 11, 2014, was previously filed with Post-Effective Amendment No. 627 to the Registration Statement on Form N-1A on December 23, 2014, and is incorporated herein by reference.

(e)
Distribution Agreement (Partners Fund) dated December 10, 2009, was previously filed with Post-Effective Amendment No. 304 to the Registration Statement on Form N-1A on December 23, 2009, and is incorporated herein by reference.

(i)
Amendment (Partners Fund) dated August 9, 2010, to the Distribution Agreement was previously filed with Post-Effective Amendment No. 562 to the Registration Statement on Form N-1A on January 23, 2014, and is incorporated herein by reference.

(ii)
Second Amendment (Outliers Fund and Cornerstone Fund) dated September 11, 2014, to the Distribution Agreement was previously filed with Post-Effective Amendment No. 627 to the Registration Statement on Form N-1A on December 23, 2014, and is incorporated herein by reference.

(f)	Bonus or Profit Sharing Contracts – not applicable.

(g)
Amended and Restated Custody Agreement (Partners Fund) dated December 6, 2012, was previously filed with Post-Effective Amendment No. 474 to the Trust’s Registration Statement on Form N-1A on January 23, 2013, and is incorporated herein by reference.

(i)
Amendment (Outliers Fund and Cornerstone Fund) dated September 11, 2014, to the Amended and Restated Custody Agreement was previously filed with Post-Effective Amendment No. 627 to the Registration Statement on Form N-1A on December 23, 2014, and is incorporated herein by reference.

(h)	Other Material Contracts

(i)
Fund Administration Servicing Agreement dated June 8, 2006, was previously filed with Post-Effective Amendment No. 222 to the Trust’s Registration Statement on Form N-1A on June 28, 2006, and is incorporated herein by reference.

(A)
Amendment (Partners Fund) dated December 10, 2009, to the Fund Administration Servicing Agreement was previously filed with Post-Effective Amendment No. 304 to the Registration Statement on Form N-1A on December 23, 2009, and is incorporated herein by reference.

(B)
Amendment (Outliers Fund and Cornerstone Fund) dated September 11, 2014, to the Fund Administration Servicing Agreement was previously filed with Post-Effective Amendment No. 627 to the Registration Statement on Form N-1A on December 23, 2014, and is incorporated herein by reference.

(ii)
Transfer Agent Servicing Agreement dated June 8, 2006, was previously filed with Post-Effective Amendment No. 222 to the Trust’s Registration Statement on Form N-1A on June 28, 2006, and is incorporated herein by reference.

(A)
Addendum dated March 26, 2009, to the Transfer Agent Servicing Agreement was previously filed with Post-Effective Amendment No. 282 to the Trust’s Registration Statement on Form N-1A on April 21, 2009, and is incorporated herein by reference.

(B)
Amendment (Partners Fund) dated December 10, 2009, to the Transfer Agent Servicing Agreement was previously filed with Post-Effective Amendment No. 304 to the Registration Statement on Form N-1A on December 23, 2009, and is incorporated herein by reference.

(C)
Amendment (Outliers Fund and Cornerstone Fund) dated September 11, 2014, to the Transfer Agent Servicing Agreement was previously filed with Post-Effective Amendment No. 627 to the Registration Statement on Form N-1A on December 23, 2014, and is incorporated herein by reference.

(iii)
Fund Accounting Servicing Agreement dated June 8, 2006, was previously filed with Post-Effective Amendment No. 222 to the Trust’s Registration Statement on Form N-1A on June 28, 2006, and is incorporated herein by reference.

(A)
Amendment (Partners Fund) dated December 10, 2009, to the Fund Accounting Servicing Agreement was previously filed with Post-Effective Amendment No. 304 to the Registration Statement on Form N-1A on December 23, 2009, and is incorporated herein by reference.

(B)
Amendment (Outliers Fund and Cornerstone Fund) dated September 11, 2014, to the Fund Accounting Servicing Agreement was previously filed with Post-Effective Amendment No. 627 to the Registration Statement on Form N-1A on December 23, 2014, and is incorporated herein by reference.

(iv)
Operating Expenses Limitation Agreement (Partners Fund) dated December 29, 2009, was previously filed with Post-Effective Amendment No. 304 to the Registration Statement on Form N-1A on December 23, 2009, and is incorporated herein by reference.

(A)
Amended Appendix A (Outliers Fund and Cornerstone Fund) dated September 11, 2014, to the Operating Expenses Limitation Agreement was previously filed with Post-Effective Amendment No. 627 to the Registration Statement on Form N-1A on December 23, 2014, and is incorporated herein by reference.

(v)	Powers of Attorney.

(A)
Powers of Attorney (O’Connor, Rebhan, Redwine and Wofford) was previously filed with Post-Effective Amendment No. 275 to the Trust’s Registration Statement on Form N-1A on January 23, 2009, and is incorporated herein by reference.

(B)
Powers of Attorney (Duree) dated January 29, 2014, was previously filed with Post-Effective Amendment No. 577 to the Trust’s Registration Statement on Form N-1A on March 24, 2014, and is incorporated herein by reference.

(i)	Legal Opinion

(i)
Opinion of Counsel (Poplar Forest Partners Fund) dated December 23, 2009, was previously filed with Post-Effective Amendment No. 304 to the Registration Statement on Form N-1A on December 23, 2009, and is incorporated herein by reference.

(ii)
Opinion of Counsel (Outliers Fund and Cornerstone Fund) dated December 23, 2014, was previously filed with Post-Effective Amendment No. 627 to the Registration Statement on Form N-1A on December 23, 2014, and is incorporated herein by reference.

(j)	Other Opinions

(i)	Consent of Independent Registered Public Accounting Firm – filed herewith.

(ii)	Consent of Rothstein Kass (Outliers Fund and Cornerstone Fund) – filed herewith.

(k)	Omitted Financial Statements – not applicable.

(l)
Subscription Agreements dated February 25, 1997, were previously filed with Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on Form N-1A on February 28, 1997, and are incorporated herein by reference.

(m)
Rule 12b-1 Plan (Partners Fund) dated December 29, 2009, was previously filed with Post-Effective Amendment No. 304 to the Registration Statement on Form N-1A on December 23, 2009, and is incorporated herein by reference.

(i)
Amended Schedule B (Outliers Fund and Cornerstone Fund) dated September 11, 2014, to the Rule 12b-1 Plan was previously filed with Post-Effective Amendment No. 627 to the Registration Statement on Form N-1A on December 23, 2014, and is incorporated herein by reference.

(n)
Amended and Restated Rule 18f-3 Plan dated September 11, 2014, was previously filed with Post-Effective Amendment No. 627 to the Registration Statement on Form N-1A on December 23, 2014, and is incorporated herein by reference.

(o)	Reserved.

(p)	Codes of Ethics.

(i)
Code of Ethics for the Registrant dated March 2014, was previously filed with Post-Effective Amendment No. 577 to the Trust’s Registration Statement on Form N-1A on March 24, 2014, and is incorporated herein by reference.

(ii)
Code of Ethics for Adviser dated July 2014, was previously filed with Post-Effective Amendment No. 627 to the Registration Statement on Form N-1A on December 23, 2014, and is incorporated herein by reference.

(iii)
Code of Ethics for Access Persons of Quasar Distributors, LLC dated March 17, 2014, was previously filed with Post-Effective Amendment No. 577 to the Trust’s Registration Statement on Form N-1A on March 24, 2014, and is incorporated herein by reference.

Item 29.  Persons Controlled by or Under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.  Indemnification.

Reference is made to Article VII of the Registrant’s Agreement and Declaration of Trust, Article VI of Registrant’s Amended and Restated By-Laws and Paragraph 7 of the Distribution Agreement.

Pursuant to Rule 484 under the Securities Act of 1933, as amended (the “Securities Act”), the Registrant furnishes the following undertaking:  “Insofar as indemnification for liability arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the U.S. Securities and Exchange Commission (“SEC”) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.”

Item 31.  Business and Other Connections of the Investment Adviser.

With respect to the Adviser, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-68455), dated November 6, 2014.  The Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32.  Principal Underwriter.

(a)           Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Academy Funds Trust	Jensen Portfolio, Inc.
Advisors Series Trust	Kirr Marbach Partners Funds, Inc.
Aegis Funds	Litman Gregory Funds Trust
Allied Asset Advisors Funds	LKCM Funds
Alpine Equity Trust	LoCorr Investment Trust
Alpine Income Trust	Loeb King Trust
Alpine Series Trust	Lord Asset Management Trust
Appleton Funds	MainGate Trust
Barrett Opportunity Fund, Inc.	Managed Portfolio Series
Brandes Investment Trust	Matrix Advisors Value Fund, Inc.
Bridge Builder Trust	Merger Fund
Bridges Investment Fund, Inc.	Monetta Trust
Brookfield Investment Funds	Nicholas Family of Funds, Inc.
Brown Advisory Funds	Permanent Portfolio Family of Funds, Inc.
Buffalo Funds	Perritt Funds, Inc.
Capital Guardian Funds Trust	PRIMECAP Odyssey Funds
Compass EMP Funds Trust	Professionally Managed Portfolios
DoubleLine Funds Trust	Prospector Funds, Inc.
ETF Series Solutions	Provident Mutual Funds, Inc.
Evermore Funds Trust	Purisima Funds
FactorShares Trust	Rainier Investment Management Mutual Funds
First American Funds, Inc.	RBC Funds Trust
First American Investment Funds, Inc.	SCS Financial Funds
First American Strategy Funds, Inc.	Stone Ridge Trust
FundX Investment Trust	Thompson IM Funds, Inc.
Glenmede Fund, Inc.	TIFF Investment Program, Inc.
Glenmede Portfolios	Trust for Professional Managers
Greenspring Fund, Inc.	Trust for Advised Portfolios
Guinness Atkinson Funds	USA Mutuals
Harding Loevner Funds, Inc.	USFS Funds Trust
Hennessy Funds Trust	Wall Street Fund, Inc.
Hotchkis & Wiley Funds	Westchester Capital Funds
Intrepid Capital Management Funds Trust	Wisconsin Capital Funds, Inc.
IronBridge Funds, Inc.	WY Funds
Jacob Funds, Inc.	YCG Funds

(b)   To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike(1)	President, Board Member	None
Andrew M. Strnad(2)	Vice President, Secretary	None
Joe D. Redwine(1)	Board Member	None
Robert Kern(1)	Board Member	None
Susan LaFond(1)	Vice President, Treasurer	None
Joseph Bree(1)	Chief Financial Officer	None
Teresa Cowan(1)	Senior Vice President, Assistant Secretary	None
John Kinsella(3)	Assistant Treasurer	None
Brett Scribner(3)	Assistant Treasurer	None
(1) This individual is located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202.
(2) This individual is located at 6602 East 75th Street, Indianapolis, Indiana, 46250.
(3) This individual is located at 800 Nicollet Mall, Minneapolis, Minnesota, 55402.

(c)           Not applicable.

Item 33.  Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the “1940 Act”) are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
Registrant’s Custodian	U.S. Bank National Association Custody Operations 1555 North River Center Drive, Suite 302 Milwaukee, WI 53212
Registrant’s Investment Adviser	Poplar Forest Capital, LLC 70 S. Lake Avenue, Suite 930 Pasadena, CA 91101-4703
Registrant’s Distributor	Quasar Distributors, LLC 615 East Michigan Street, 4th Floor Milwaukee, WI 53202

Item 34.  Management Services Not Discussed in Parts A and B.

Not Applicable.

Item 35.  Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act and the 1940 Act, the Registrant certifies that this Post-Effective Amendment No. 630 to its Registration Statement meets all of the requirements for effectiveness under Rule 485(b) and has duly caused this Post-Effective Amendment No. 630 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee and State of Wisconsin, on the 23rd day of January, 2015.

Advisors Series Trust

By: /s/ Douglas G. Hess
    Douglas G. Hess
    President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 630 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

Gail S. Duree*	Trustee	January 23, 2015
Gail S. Duree

Donald E. O’Connor*	Trustee	January 23, 2015
Donald E. O’Connor

George Rebhan*	Trustee	January 23, 2015
George Rebhan

George T. Wofford*	Trustee	January 23, 2015
George T. Wofford

Joe D. Redwine*	Trustee, Chairman and	January 23, 2015
Joe D. Redwine	Chief Executive Officer

/s/ Cheryl L. King	Treasurer and	January 23, 2015
Cheryl L. King	Principal Financial Officer

/s/ Douglas G. Hess	President and	January 23, 2015
Douglas G. Hess	Principal Executive Officer

*By: /s/ Douglas G. Hess		January 23, 2015
Douglas G. Hess Attorney-In Fact pursuant to Power of Attorney

EXHIBITS

Exhibit	Exhibit No.
Consent of Independent Registered Public Accounting Firm	EX.99.(j).(i)
Consent of Rothstein Kass	EX.99.(j).(ii)